[FAMILY WITH PONTOON PLANE]

EQUITY FUNDS

TRUST NORTHERN FOR A LIFETIME OF INVESTING

[NORTHERN FUNDS LOGO]

[MANAGED BY NORTHERN TRUST LOGO]

[PHOTO OF ORIE DUDLEY]

a MESSAGE from ORIE DUDLEY

  CHIEF INVESTMENT OFFICER

THE FISCAL YEAR was marked by unexpected recession, severe volatility and profound tragedy.

Despite constant upheaval, however, the American people and its institutions worked in concert to cushion the blows. In Washington, Congress and the Administration agreed on a fiscal stimulus package and began the daunting process of defeating terrorism worldwide. On Wall Street, stock prices rebounded in anticipation of success abroad and economic recovery at home. And on Main Street, investors never lost their faith in America.

As the period began, U.S. stocks had just completed the first year of the first bear market in almost a decade. Although the initial portion of the decline was concentrated in extravagantly priced technology stocks, weakness eventually spread to most industry groups as the economy drifted into recession last spring. Broad market averages were in the process of moving to new lows before the morning of September 11. After financial markets reopened following the terrorist attacks, the final hand of the bear market was quickly played out.

Since then, stock prices have moved higher as the economic picture has brightened. With the onset of the new fiscal year, we have good reason to believe the recession and bear market are over. To be sure, the nation's economic forecast continues to be mixed. On the positive side, a sharp upward revision to fourth-quarter GDP signals that an economic recovery is already underway. With many businesses beginning to rebuild inventories, it is only a matter of time before industrial production picks up, following five consecutive quarters of decline. There also are tentative indications that the long slump in capital spending might be running its course.

But the economic skies are not cloudless. Concerns over accounting issues have raised borrowing costs for some companies and cut off access to funding for others, canceling some of the effects of stimulative monetary policy. Also, businesses and households are burdened with high debt loads remaining from the long economic boom of the 1990s. Those factors could function as a mild headwind on growth over the next few quarters.

With economic activity accelerating, the bull market that began in the painful days following the terrorist attacks is likely to continue. Of course, no one should expect a return to the giddy heights of the late 1990s. We believe, however, that many of the excesses that developed in that period have been expunged. While valuations remain stretched in some portions of the equity market, we are finding many attractive opportunities in which to invest, especially in Old-Economy areas like industrials and basic materials. From a sector standpoint, we are particularly bullish on small- and mid-sized companies, which typically outperform in the early stages of a new business cycle. Foreign markets also stand to benefit as the global economy revives.

The past year has been a difficult and tumultuous time for the nation and its investors. Through it all, Americans have retained their optimism, their faith and their perspective. Now, as in the past, we have no doubt that such resiliency will be handsomely rewarded.

Sincerely,

/s/ Orie L. Dudley Jr.
Orie L. Dudley Jr.
Chief Investment Officer
Northern Trust

                                                                    EQUITY FUNDS

TABLE OF CONTENTS

2        PORTFOLIO MANAGEMENT COMMENTARY
16       STATEMENTS OF ASSETS AND LIABILITIES
18       STATEMENTS OF OPERATIONS
20       STATEMENTS OF CHANGES IN NET ASSETS
23       FINANCIAL HIGHLIGHTS
                  SCHEDULES OF INVESTMENTS
         37       GLOBAL COMMUNICATIONS FUND
         38       GROWTH EQUITY FUND
         41       GROWTH OPPORTUNITIES FUND
         43       INCOME EQUITY FUND
         46       INTERNATIONAL GROWTH EQUITY FUND
         48       INTERNATIONAL SELECT EQUITY FUND
         50       LARGE CAP VALUE FUND
         52       MID CAP GROWTH FUND
         54       SELECT EQUITY FUND
         57       SMALL CAP GROWTH FUND
         59       SMALL CAP INDEX FUND
         84       SMALL CAP VALUE FUND
         96       STOCK INDEX FUND
         104      TECHNOLOGY FUND
106      NOTES TO THE FINANCIAL STATEMENTS
112      REPORT OF INDEPENDENT AUDITORS
113      TRUSTEES AND OFFICERS

NOT FDIC INSURED
May lose value/No bank guarantee

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Northern Funds Distributors, LLC, an independent third party.


                                    NORTHERN FUNDS ANNUAL REPORT 1 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GLOBAL COMMUNICATIONS FUND

Communications-related stocks spent a second year reeling from the aftereffects of a period of overspending in the late 1990s. Demand for telecommunications services and products remains sluggish, and the companies that make up much of this universe are struggling with poor financial results. In response, investors keep shifting money from the communications group toward healthier segments of the market.

Declines in the prices of many communications stocks were the result of sharp slowdowns in activity in critical end markets, including telecommunications services, Internet data traffic, wireless telephony, and media-based advertising spending. That weakness, in turn, caused pain for companies that supply equipment or services into the end markets. As a result, there were few havens for investors within the broad communications sector.

It was a poor fiscal year in general, with the Fund down 28.54 percent and the Morgan Stanley High Tech 35 Index down 13.02 percent. The benchmark is comprised of a broader-based selection of technology companies, including non-communications subgroups that held their values better overall during the past year.

Over the period, we steadily reduced exposure to the telecommunications sectors (both equipment and services) and added to media-oriented holdings. In that regard, we were able to find several niche providers among the media universe that were not severely hurt by the advertising slowdown. Within the telecommunications sector, we emphasized the incumbent regional Bell companies for their defensive orientation. We also maintained exposure to a number of communications-oriented semiconductor companies, but in smaller amounts than during previous periods.

We are beginning to see signs of economic improvement that should boost stocks in such areas as media and selected semiconductor sectors. We have already positioned the Fund to benefit from these trends. More broadly, the pace of the economic recovery and the rebuilding of investor confidence in the communications sector will be the most critical factors impacting the Fund over the coming year. We will try to take advantage of companies with leverage to both of these trends when and where we see evidence of improvement.

FUND MANAGERS

[PHOTO OF KENNETH J. TUREK AND JOHN B. LEO]

KENNETH J. TUREK
WITH NORTHERN TRUST
SINCE 1997

JOHN B. LEO
WITH NORTHERN TRUST
SINCE 1984

  FUND STATISTICS

INCEPTION DATE: May 15, 2000

TOTAL NET ASSETS: $10 million

NET ASSET VALUE: $2.98

TICKER SYMBOL: NOGCX

3-YEAR BETA: NA

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                             (28.54)%

  AVERAGE ANNUAL SINCE INCEPTION       (47.54)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                            GLOBAL            MORGAN STANLEY       S&P
                        COMMUNICATIONS          HIGH TECH          500
                             FUND               35 INDEX          INDEX
5/15/2000                   $10,000              $10,000         $10,000
3/31/2001                    $4,170               $5,367          $8,076
6/31/01                      $4,140               $5,934          $8,548
9/31/01                      $2,860               $3,832          $7,294
12/31/2001                   $3,250               $5,201          $8,074
3/31/2002                    $2,980               $4,668          $8,096

The Morgan Stanley High Tech 35 Index is an unmanaged index that tracks the performance of stocks within the technology sector.

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

EQUITY FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GROWTH EQUITY FUND

The Growth Equity Fund trailed the broad market averages during the turbulent period that marked our fiscal year, down 1.24 percent while the S&P 500 returned
0.24 percent. In that regard, it is important to understand the types of companies in which the Fund invests. As a large-capitalization core growth portfolio, we emphasize businesses with a history of consistent revenue and earnings growth, high returns to shareholders equity, and no excessive debt. We attempt to dampen volatility by avoiding severe sector overweights. Remaining fully committed to the equity market, we usually do not hold significant cash reserves. However, our focus on growth restrained relative performance during the fiscal year, since value-based equity investments remained in vogue.

During the later stages of the fiscal year, initial concerns that the economy would suffer a protracted slump gave way to optimism for an economic rebound. The groundwork laid by the Federal Reserve through an extremely expansionary monetary policy last year began to take hold. Now, the economy seems poised to expand once again.

We remain positively disposed toward equity investments, especially those that are sensitive to economic trends. These include stocks in the industrial sector, such as SPW Corp. and Danaher; transportation issues, such as Southwest Airlines and Expeditors International; selected basic-material names, including International Paper and Alcoa; and companies in the consumer discretionary group, such as Staples and Lowes.

Conversely, we remain cautious on technology, although we have very selectively added to some positions in the tech group. Overall, we have pared our list of holdings modestly, and are focusing on those issues in which we have a high degree of confidence. In coming months, we expect that stock selection will be more important to performance than sector leadership. In that environment, we believe it is prudent to narrow our scope on selected issues.

FUND MANAGERS

[PHOTO OF JON D. BRORSON AND JOHN J. ZIELINSKI]

JON D. BRORSON
WITH NORTHERN TRUST
SINCE 1996

JOHN J. ZIELINSKI
WITH NORTHERN TRUST
SINCE 1980

  FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $871 million

NET ASSET VALUE: $15.66

TICKER SYMBOL: NOGEX

3-YEAR BETA: 1.07

DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                          (1.24)%

  THREE YEAR                        (2.84)%

  FIVE YEAR                         11.12%

  AVERAGE ANNUAL SINCE INCEPTION    12.33%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        GROWTH EQUITY           S&P 500
                             FUND                INDEX
4/1/1994                   $10,000              $10,000
3/31/1995                  $10,686              $11,554
3/31/1996                  $13,390              $15,259
3/31/1997                  $14,962              $18,284
3/31/1998                  $22,151              $27,053
3/31/1999                  $27,634              $32,054
3/31/2000                  $35,261              $37,802
3/31/2001                  $25,661              $29,612
6/31/01                    $26,944              $31,344
9/31/01                    $22,688              $26,745
12/31/2001                 $25,167              $29,603
3/31/2002                  $25,342              $29,684

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                     NORTHERN FUNDS ANNUAL REPORT 3 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GROWTH OPPORTUNITIES FUND

The environment for U.S. stocks has been a difficult one over the past year, with the tragic events of September 11 deepening the impact of the recession that already was underway. Within our small-and mid-cap universe, growth stocks continue to perform poorly as compared to the value sector. Over the Fund's fiscal year, the Russell 2500 Value Index was up over 21 percent, or more than 13 percentage points above the Russell 2500 Growth Index. The Fund was up 2.87 percent for the period while the benchmark Russell 2500 Index returned 3.74 percent. A major factor in the growth sector's underperformance was the lingering impact of the bursting of the "dot-com bubble." Technology stocks, of course, are generally found in more abundance within the growth sector.

In recent months, we have become convinced that lower interest rates will eventually lead to an economic recovery. Accordingly, we positioned the Fund to emphasize industries that typically benefit from an acceleration of economic growth. For example, we expect consumer-related investments such as radio broadcasters to do well as the advertising market recovers. Also, riverboat casino operators should be able to take advantage of higher consumer confidence with protected license positions in most markets. Meanwhile, the Fund's underweighted positions in technology and healthcare also made a positive contribution to relative performance. We remain concerned that high valuations in technology and an unfriendly regulatory environment for biotech companies may continue to limit upside in these groups.

In our view, the outlook for small- and mid-cap stocks remains excellent. Historically, these groups usually perform well as the economy emerges from recession. In addition, low interest rates, reasonable valuations, and concentrated exposure to the domestic economy bode well for smaller companies. Importantly, we have been able to identify attractively priced stocks that we believe have a catalyst to spur price appreciation over the next 12 to 18 months.

FUND MANAGER

[PHOTO OF DAVID H. BURSHTAN]

DAVID H. BURSHTAN
WITH NORTHERN TRUST
SINCE 1999

  FUND STATISTICS

INCEPTION DATE: September 26, 2000

TOTAL NET ASSETS: $31 million

NET ASSET VALUE: $6.39

TICKER SYMBOL: NTGOX

3-YEAR BETA: NA

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                           2.87%

  AVERAGE ANNUAL SINCE INCEPTION   (25.61)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small and mid-sized company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

IPOs may involve high volatility, low liquidity, and high transaction costs.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

               GROWTH OPPORTUNITIES      RUSSELL        RUSSELL 2500
                       FUND             2500 INDEX      GROWTH INDEX
9/26/2000            $10,000             $10,000          $10,000
3/31/2001             $6,220              $8,799           $6,459
6/30/2001             $6,960             $10,004           $7,832
9/30/2001             $5,490              $8,123           $5,712
12/31/2001            $6,368              $9,751           $7,191
3/31/2002             $6,398             $10,116           $6,979

The Russell 2500 Index is an unmanaged index that tracks the performance of the 2,500 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Russell 2500 Growth Index is an unmanaged index that tracks the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Growth Index is replacing the Russell 2500 Index as the Fund's performance benchmark. The Russell 2500 Growth Index is a more defined measure of companies within the multi-cap cap universe exhibiting growth characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

EQUITY FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INCOME EQUITY FUND

During the twelve months ended March 31, 2002, we have seen 1) an official recession; 2) several formerly large companies thrown into bankruptcy; 3) a lengthening list of businesses, from Adelphia to Xerox, under investigation for their accounting practices; 4) the worst earnings collapse in a generation; and
5) the worst-ever terrorist incident on U.S. soil. Normally, we might expect such events to lead to a severe market downturn.

In fact, the bogey we use, the Merrill Lynch All U.S. Convertibles Index, had a total return for the twelve months of 0.71 percent, with the Fund's total return for the same period at 6.80 percent. Sustained avoidance of most technology and telecom issues helped significantly, as did a timely exit last spring and summer from most energy and independent power producer issues--including Enron and Calpine--when the charts failed to confirm analysts' bullish forecasts. We have also been consistently overweighted in stocks from the consumer discretionary, consumer staples, and industrials sectors, as well as cash.

For the better part of two years, we have been repeatedly frustrated by our inability to uncover as many attractive investment situations as we would like. Things have not turned completely around, but it appears there are more names on our "buy on weakness" list than previously, and fewer on our "sell on strength" list. While the market's upside is probably limited by valuation measures, liquidity and an improving business climate are providing support. Overall, we are encouraged by the increasing number of "nuggets" that show up in our attempts to "pan for gold," and we expect to be able to concentrate more on offense and a little less on defense as we go forward.

FUND MANAGER

[PHOTO OF THEODORE T. SOUTHWORTH]

THEODORE T. SOUTHWORTH
WITH NORTHERN TRUST
SINCE 1984

  FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $189 million

NET ASSET VALUE: $11.41

TICKER SYMBOL: NOIEX

3-YEAR BETA: 0.53

DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                           6.80%

  THREE YEAR                         5.56%

  FIVE YEAR                          9.17%

  AVERAGE ANNUAL SINCE INCEPTION    10.26%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                     MERRILL LYNCH
                INCOME EQUITY           ALL U.S.
                     FUND          CONVERTIBLES INDEX
4/1/1994           $10,000              $10,000
3/31/1995          $10,221              $10,325
3/31/1996          $12,312              $12,853
3/31/1997          $14,083              $14,191
3/31/1998          $18,453              $18,367
3/31/1999          $18,565              $19,428
3/31/2000          $22,111              $27,828
3/31/2001          $20,443              $21,750
6/31/01            $21,089              $22,700
9/31/01            $19,984              $20,667
12/31/2001         $21,100              $22,112
3/31/2002          $21,834              $21,905

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades.

                                     NORTHERN FUNDS ANNUAL REPORT 5 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERNATIONAL GROWTH EQUITY FUND

The first eight months of the past year were dominated by increasing concerns about economic growth amid successive interest rate cuts by central banks in the U.S. and around the world. These opposing forces resulted in waves of pessimism (and selling of technology and other cyclical sectors) followed by short bursts of optimism (and buying of the same sectors), which reached a peak after September 11. Market ambivalence made pursuing a sector strategy, the prime asset allocation approach used in the Fund's management, very difficult.

Increased confidence in the imminent recovery of the U.S. economy underwrote a strong rally in global equity markets into the end of the calendar year. The clearer economic picture made a pro-cyclical sector strategy easier to justify, which helped Fund performance during the fourth quarter of 2001.

The market's attention to macroeconomic issues had a further negative impact on relative performance by reducing the willingness of investors to discriminate between companies. This trend was important, since the Fund focuses on finding businesses with superior fundamentals. But with the market looking mostly at the "big picture," the bottom-up aspect of stock selection was mostly ignored through the end of 2001.

For the fiscal year, the Fund was down 12.10 percent while the benchmark MSCI EAFE Index was down 8.50 percent. During the last quarter of the fiscal year, however, as improving economic data confirmed that a recovery was at hand, the focus switched to the magnitude of the rebound and its impact on corporate profits. With the emphasis once again on corporate fundamentals, the Fund outperformed during the quarter.

Looking forward, we are likely to retain the Fund bias towards cyclical companies. In our view, the best earnings momentum will be found in economically sensitive sectors. Also, Old Economy stocks are appealing since they have not suffered from overinvestment and offer good selective exposure to higher-demand sectors of the world economy. Technology companies also offer opportunities, at least outside of those areas of overcapacity, such as telecommunications equipment. However, we are not making dramatic bets on these sectors, since questions remain about the sustainability of the world recovery.

FUND MANAGER

[PHOTO OF ANDREW PARRY]

ANDREW PARRY
WITH NORTHERN TRUST
SINCE 2000

  FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $239 million

NET ASSET VALUE: $7.93

TICKER SYMBOL: NOIGX

3-YEAR BETA: 0.99

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                         (12.10)%

  THREE YEAR                        (5.61)%

  FIVE YEAR                          2.90%

  AVERAGE ANNUAL SINCE INCEPTION     2.85%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                INTERNATIONAL
                GROWTH EQUITY             MSCI
                    FUND               EAFE INDEX
4/1/1994           $10,000              $10,000
3/31/1995           $9,730              $10,608
3/31/1996          $10,570              $11,916
3/31/1997          $10,849              $12,089
3/31/1998          $13,162              $14,338
3/31/1999          $14,884              $15,208
3/31/2000          $19,425              $19,023
3/31/2001          $14,239              $14,105
6/31/01            $14,019              $13,957
9/31/01            $11,722              $12,003
12/31/2001         $12,390              $12,841
3/31/2002          $12,517              $12,906

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

EQUITY FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERNATIONAL SELECT EQUITY FUND

The first eight months of the past year were dominated by increasing concerns about economic growth amid successive interest rate cuts by central banks in the U.S. and around the world. These opposing forces resulted in waves of pessimism (and selling of technology and other cyclical sectors) followed by short bursts of optimism (and buying of the same sectors), which reached a peak after September 11. Market ambivalence made pursuing a sector strategy, the prime asset allocation approach used in the Fund's management, very difficult.

Increased confidence in the imminent recovery of the U.S. economy underwrote a strong rally in global equity markets into the end of the calendar year. The clearer economic picture made a pro-cyclical sector strategy easier to justify, which helped Fund performance during the fourth quarter of 2001.

The market's attention to macroeconomic issues had a further negative impact on relative performance by reducing the willingness of investors to discriminate between companies. This trend was important, since the Fund focuses on finding businesses with superior fundamentals. But with the market looking mostly at the "big picture," the bottom-up aspect of stock selection was mostly ignored through the end of 2001.

For the fiscal year, the Fund was down 15.63 percent while the benchmark MSCI EAFE plus EMF Index was down 6.09 percent. During the last quarter of the fiscal year, however, as improving economic data confirmed that a recovery was at hand, the focus switched to the magnitude of the rebound and its impact on corporate profits, and the emphasis was once again placed on corporate fundamentals.

Looking forward, we are likely to retain the Fund bias towards cyclical companies. In our view, the best earnings momentum will be found in economically sensitive sectors. Also, Old Economy stocks are appealing since they have not suffered from overinvestment and offer good selective exposure to higher demand sectors of the world economy. Technology companies also offer opportunities, at least outside of those areas of overcapacity, such as telecommunications equipment. However, we are not making dramatic bets on these sectors, since questions remain about the sustainability of the world recovery.

FUND MANAGER

[PHOTO OF ANDREW PARRY]

ANDREW PARRY
WITH NORTHERN TRUST
SINCE 2000

  FUND STATISTICS

INCEPTION DATE: April 5, 1994

TOTAL NET ASSETS: $65 million

NET ASSET VALUE: $7.41

TICKER SYMBOL: NINEX

3-YEAR BETA: 1.00

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                         (15.63)%

  THREE YEAR                        (5.81)%

  FIVE YEAR                          2.43%

  AVERAGE ANNUAL SINCE INCEPTION     2.26%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                INTERNATIONAL         MSCI EAFE PLUS
                SELECT EQUITY        EMERGING MARKETS
                    FUND                FREE INDEX
4/5/1994          $10,000                $10,000
3/31/1995          $9,805                $10,431
3/31/1996         $10,808                $11,767
3/31/1997         $10,598                $12,059
3/31/1998         $13,104                $13,967
3/31/1999         $14,303                $14,494
3/31/2000         $18,772                $18,502
3/31/2001         $14,164                $13,539
6/31/01           $13,826                $13,492
9/31/01           $11,312                $11,499
12/31/2001        $12,031                $12,510
3/31/2002         $11,950                $12,714

The MSCI EAFE Index blended with Emerging Markets Free Index is an unmanaged index comprised of companies representative of developed European and Pacific Basin countries as well as emerging market countries.

                                     NORTHERN FUNDS ANNUAL REPORT 7 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  LARGE CAP VALUE FUND

The events of the last year have taught us that no matter how hard we work on detailed analysis of companies and historical economic trends, each cycle tends to be different. On September 11, 2001, we forecast that in spite of the profound tragedy of that day, massive fiscal and monetary stimulus would bring a quicker and stronger recovery than generally anticipated. Economic activity seems to be surpassing even our optimistic assessment, with estimates of fourth quarter GDP now pointing toward growth of over 1 percent.

We believe that several factors account for the economy's surprising rebound. First, consumers have continued to spend throughout the period of weakness, and with consumer confidence again on the rise, the economy is now poised to resume more normal growth rates. We believe that the strength seen in the consumer sector is in no small way attributable to the marked decrease in inflation, which has enabled real disposable income to continue moving upward. An additional catalyst came in the form of tax rebates which, while possibly being underestimated in economic surveys, played an important role in maintaining relatively high spending levels.

Also, the Federal Reserve's aggressive monetary easing and expansion of the money supply contributed to the stabilization of the economy. Also, strength in home prices may have neutralized losses in the stock market. In a recent article, economist Robert Samuelson noted that from the end of 1999 until last September, household stock wealth declined by about $4.4 trillion. However, almost half the loss was offset by higher home values, which rose $2 trillion over the same period.

The Fund was well positioned in 2001 for the emergence of these trends, with holdings in retailing and consumer staples stocks showing robust performance, complemented by strength in defense and aerospace stocks in the aftermath of September 11. For the fiscal year, the Fund returned 7.85 percent, compared to a return of only 0.24 percent for its benchmark, the S&P 500 Index. Looking forward, we remain optimistic, notwithstanding the relatively high valuation levels in some sectors of the market. Value stocks have been strong performers over the last two years, and we expect the value group to remain attractive as corporate earnings continue to improve.

FUND MANAGERS

[PHOTO OF CARL DOMINO AND M. DAVID ROBERTS]

CARL DOMINO
WITH NORTHERN TRUST
SINCE 2000

M. DAVID ROBERTS
WITH NORTHERN TRUST
SINCE 2000

  FUND STATISTICS

INCEPTION DATE: August 3, 2000

TOTAL NET ASSETS: $269 million

NET ASSET VALUE: $11.74

TICKER SYMBOL: NOLVX

3-YEAR BETA: NA

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                           7.85%

  AVERAGE ANNUAL SINCE INCEPTION    10.95%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  LARGE CAP VALUE         S&P 500             S&P 500 INDEX/
                        FUND               INDEX            BARRA VALUE INDEX
8/3/2000              $10,000             $10,000                $10,000
3/31/2001             $11,014              $8,175                $10,134
6/30/2001             $11,396              $8,653                $10,581
9/30/2001             $10,602              $7,383                 $8,866
12/31/2001            $11,383              $8,172                 $9,572
3/31/2002             $11,879              $8,195                 $9,699

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The S&P 500/Barra Value Index is an unmanaged index that tracks 250 companies that are generally representative of the U.S. market for large-cap value stocks.

The S&P 500/Barra Value Index is replacing the S&P 500 Index as the Fund's performance benchmark. The S&P 500/Barra Value Index is a more defined measure of companies within the large-cap universe exhibiting value characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

EQUITY FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  MID CAP GROWTH FUND

Despite a mixed economic picture, the S&P MidCap 400 gained 18.86 percent for the year ended March 31, 2002, while the Fund increased 5.14 percent. With the exception of telecommunications services, all sectors of the Index finished in positive territory. The consumer staples and consumer discretionary sectors were the biggest positive contributors to Index performance.

Relative returns from the growth sector were hurt by fallout from last year's bursting of the bubble in dot-com stocks. Growth benchmarks, of course, typically contain more technology stocks than do value-based indexes. As growth lagged throughout the year, the Fund finished behind the Index as well. The technology rallies in the second and fourth quarters of 2001 were unanticipated; as such, the Fund was positioned defensively and did not benefit from the periodic gains in tech stocks.

The Fund's portfolio is positioned for an economic recovery. We continue to reduce our exposure to retailing while deploying proceeds into economically sensitive cyclical companies, particularly in the industrial and energy sectors. As advertising expenditures increase, broadcasters and the media-related advertising market should do well. Similarly, we will retain our strategic underweights in technology and healthcare, at least over the near term. We remain concerned that high valuations in technology will restrict the number of attractive investment opportunities.

While it appears that the Federal Reserve has completed the interest rate easing cycle, we believe the equity market is still trying to gain traction. The outlook for mid-cap stocks--particularly the lower-capitalization tier of our investment universe --remains strong, with the asset class typically performing well in the early stages of an economic recovery. We continue to remain sensitive to valuation and favor well-managed companies that are positioned to benefit from an economic recovery and that have a catalyst to drive a surge in earnings.

FUND MANAGER

[PHOTO OF KENNETH J. TUREK]

KENNETH J. TUREK
WITH NORTHERN TRUST
SINCE 1997

  FUND STATISTICS

INCEPTION DATE: March 31, 1998

TOTAL NET ASSETS: $330 million

NET ASSET VALUE: $11.65

TICKER SYMBOL: NOMCX

3-YEAR BETA: 1.20

DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                           5.14%

  THREE YEAR                         6.19%

  AVERAGE ANNUAL SINCE INCEPTION     8.84%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                      MID CAP            S&P MIDCAP
                       GROWTH               400           RUSSELL MIDCAP
                        FUND               INDEX           GROWTH INDEX
3/31/1998             $10,000             $10,000            $10,000
3/31/1999             $11,720             $10,045
3/31/2000             $24,455             $13,871
3/31/2001             $13,347             $12,906            $10,532
6/30/2001             $14,793             $14,604            $12,237
9/30/2001             $12,095             $12,184             $8,835
12/31/2001            $13,902             $14,375            $11,226
3/31/2002             $14,034             $15,340            $11,028

The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium cap stocks.

The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Growth Index is replacing the S&P MidCap 400 Index as the Fund's performance benchmark. The Midcap Growth Index is a more defined measure of companies within the mid-cap universe exhibiting growth characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

                                     NORTHERN FUNDS ANNUAL REPORT 9 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SELECT EQUITY FUND

The tragic events of September 11 divided the Fund's fiscal year into bearish and bullish phases. Prior to the terrorist attacks, stocks were in a bear market and the economy was weakening. In response, the Federal Reserve injected massive amounts of liquidity into the financial system, helping to revive the economy and drive stock prices higher.

As the Fund's fiscal year began in April 2001, we executed a plan to take advantage of an improving economic environment by emphasizing economically sensitive (cyclical) stocks. In retrospect, our holdings were too conservative. The U.S. equity market was strong in the first few weeks of our fiscal year, and Fund performance quickly fell behind that of our benchmark, the S&P 500 Index. While the Fund outperformed the S&P 500 Index after mid-May, we were unable to recover the relative ground given up during those first few weeks. For the fiscal year ended March 31, 2002, the S&P 500 Index gained only 0.24 percent, while the Fund declined 2.57 percent.

Our emphasis on cyclical stocks was an outgrowth of the Fund's selection methodology. We focus on quality companies that are undergoing positive change or exhibiting superior business trends. From this fundamentally attractive group we select only companies whose stock is being rewarded in the marketplace. In fact, we are inclined to sell stocks that are not performing well, since poor relative performance can be an early warning sign of fundamental problems--and of larger price declines to come.

These strategies led us to emphasize consumer and industrial stocks in the portfolio. Our healthcare and technology holdings were reduced over the fiscal year, while positions in electric power companies were eliminated. Asset allocation was not an important consideration, given the Fund's philosophy of holding only a relatively small amount of cash.

Looking ahead, we expect a growing number of companies to report improved business trends over the near term. The stocks of these businesses will be an important component of the Fund's portfolio. We also will pay close attention to the Federal Reserve, since changes in monetary policy may have a significant impact on the overall equity market and on the relative performance of various industry groups.

FUND MANAGER

[PHOTO OF ROBERT N. STREED]

ROBERT N. STREED
WITH NORTHERN TRUST
SINCE 1990

  FUND STATISTICS

INCEPTION DATE: April 6, 1994

TOTAL NET ASSETS: $429 million

NET ASSET VALUE: $19.52

TICKER SYMBOL: NOEQX

3-YEAR BETA: 0.95

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                          (2.57)%

  THREE YEAR                         0.23%

  FIVE YEAR                         14.19%

  AVERAGE ANNUAL SINCE INCEPTION    15.00%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                   SELECT EQUITY          S&P 500          RUSSELL 1000
                        FUND               INDEX           GROWTH INDEX
4/6/1994              $10,000             $10,000            $10,000
3/31/1995             $10,818             $11,554
3/31/1996             $13,601             $15,259
3/31/1997             $15,724             $18,284
3/31/1998             $23,544             $27,053
3/31/1999             $30,320             $32,054
3/31/2000             $48,446             $37,802
3/31/2001             $31,334             $29,612            $26,816
6/30/2001             $32,458             $31,344            $29,073
9/30/2001             $27,464             $26,745            $23,430
12/31/2001            $30,777             $29,603            $26,977
3/31/2002             $30,527             $29,684            $26,279

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Growth Index is replacing the S&P 500 Index as the Fund's performance benchmark. The Russell 1000 Growth Index is a more defined measure of companies within the large-cap universe exhibiting growth characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

EQUITY FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP GROWTH FUND

The environment for U.S. stocks has been a difficult one over the past year, with the tragic events of September 11 deepening the impact of the recession that already was underway. Despite posting a 26 percent gain in the fourth quarter of 2001, the Russell 2000 Growth Index managed to return slightly less than 5 percent for the year ended March 31, 2002.

Within our small-cap universe, growth stocks continue to perform poorly versus the value sector. Over the Fund's fiscal year, the Russell 2000 Value Index was up nearly 24 percent, or nearly 20 percentage points more than our benchmark, the Russell 2000 Growth Index, with the Fund returning 2.57 percent. A major factor in the growth sector's lagging returns is the bursting of the "dot-com bubble," which has continued to put considerable pressure on technology stocks. Technology stocks, of course, are generally found in more abundance within the growth sector.

In recent months, we have become convinced that lower interest rates will eventually lead to an economic recovery. Accordingly, we positioned the Fund to emphasize industries that typically benefit from an acceleration of economic growth. For example, we expect consumer-related investments such as radio broadcasters to do well as the advertising market recovers. Also, riverboat casino operators should be able to take advantage of higher consumer confidence with protected license positions in most markets. Meanwhile, the Fund's underweight positions in technology and healthcare also made a positive contribution to relative performance. We remain concerned that high valuations in technology and an unfriendly regulatory environment for biotech companies may continue to limit upside in these groups.

In our view, the outlook for small- and mid-cap stocks remains excellent. Historically, those groups usually perform well as the economy emerges from recession. In addition, low interest rates, reasonable valuations, and concentrated exposure to the domestic economy bode well for smaller companies. Importantly, we have been able to identify attractively priced stocks that we believe have a catalyst to spur price appreciation over the next 12 to 18 months.

FUND MANAGER

[PHOTO OF DAVID H. BURSHTAN]

DAVID H. BURSHTAN
WITH NORTHERN TRUST
SINCE 1999

  FUND STATISTICS

INCEPTION DATE: September 30, 1999

TOTAL NET ASSETS: $224 million

NET ASSET VALUE: $9.58

TICKER SYMBOL: NSGRX

3-YEAR BETA: NA

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                           2.57%

  AVERAGE ANNUAL SINCE INCEPTION     6.14%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                           SMALL CAP        RUSSELL 2000    RUSSELL 2000
                          GROWTH FUND          INDEX        GROWTH INDEX
9/30/1999                  $10,000            $10,000          $10,000
3/31/2000                  $19,305            $12,683
3/31/2001                  $11,316            $10,740           $8,774
6/30/2001                  $12,952            $12,274          $10,351
9/30/2001                  $10,153             $9,722           $7,445
12/31/2001                 $11,619            $11,772           $9,392
3/31/2002                  $11,607            $12,241           $9,208

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is replacing the Russell 2000 Index as the Fund's performance benchmark. The Russell 2000 Growth Index is a more defined measure of companies within the small-cap universe exhibiting growth characteristics and, therefore, is expected to provide a better comparison to the Fund's performance.

                                    NORTHERN FUNDS ANNUAL REPORT 11 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP INDEX FUND

During the year ended March 31, 2002, small-capitalization stocks, as represented by the Russell 2000 Index, returned 13.99 percent. As designed, the Fund's performance closely tracked that of the target benchmark, returning 12.97 percent. Differences in returns between the Fund and the Russell 2000 Index were driven by transaction costs and fund expenses. In comparison, large-cap stocks, as measured by the S&P 500 Index, returned 0.24 percent during the period.

The telecommunications services sector, representing about 1.02 percent of the Russell 2000 Index, was the worst performing sector, declining 45.30 percent for this period. The consumer discretionary sector, representing about 17.51 percent of the Fund, was the best performing sector with an increase of 28.70 percent.

As of March 31, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $0.78 million to $3.29 billion. The median company size was $305.98 million, while the average company size was $439.47 million.

We will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

FUND MANAGER

[PHOTO OF BARBARA TUSZYNSKA]

BARBARA TUSZYNSKA
WITH NORTHERN TRUST
SINCE 1998

  FUND STATISTICS

INCEPTION DATE: September 3, 1999

TOTAL NET ASSETS: $316 million

NET ASSET VALUE: $8.00

TICKER SYMBOL: NSIDX

3-YEAR BETA: NA

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                          12.97%

  AVERAGE ANNUAL SINCE INCEPTION     6.72%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                            SMALL CAP          RUSSELL 2000
                            INDEX FUND            INDEX
9/13/1999                    $10,000             $10,000
3/31/2000                    $12,322             $12,686
3/31/2001                    $10,465             $10,741
6/31/01                      $11,919             $12,276
9/31/01                       $9,438              $9,724
12/31/2001                   $11,380             $11,775
3/31/2002                    $11,823             $12,244

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

EQUITY FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP VALUE FUND

The market rewarded smaller-capitalization and value-oriented stocks over the Fund's fiscal year, even as the economic landscape shifted from recession to recovery. The Northern Small Cap Value Fund maintained exposure to its intended valuation and capitalization sectors during the period.

The Fund's increased focus on deep-value stocks contributed positively to our
24.61 percent return over the year, outperforming the benchmark Russell 2000 Value Index, which returned 23.74 percent. Investors' desires for inexpensive small-company stocks was evident, particularly for those companies with better earnings prospects. Our proprietary quantitative model correctly identified these companies, which performed well during the growth-driven fourth quarter of 2001 and the value-driven first quarter of 2002. The Fund's diverse holdings and broad sector exposures provided stability when volatile small-cap sectors such as technology, communications, and consumer cyclicals gyrated from quarter to quarter by up to 40 percent.

The Fund will continue to maintain economic sector exposures consistent with the small-cap stock universe. As always, we will employ a disciplined, quantitative investment approach to identifying undervalued securities with greater return potential. Also, we will continue to implement our investment strategy using trading techniques that minimize the substantial transaction costs common in the small-cap sector of the U.S. equity market.

FUND MANAGER

[PHOTO OF ROBERT H. BERGSON]

ROBERT H. BERGSON
WITH NORTHERN TRUST
SINCE 1997

  FUND STATISTICS

INCEPTION DATE: April 1, 1994

TOTAL NET ASSETS: $288 million

NET ASSET VALUE: $11.41

TICKER SYMBOL: NOSGX

3-YEAR BETA: 0.88

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                          24.61%

  THREE YEAR                        17.16%

  FIVE YEAR                         11.94%

  AVERAGE ANNUAL SINCE INCEPTION    11.95%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                            SMALL CAP          RUSSELL 2000        RUSSELL 2000
                            VALUE FUND            INDEX            VALUE INDEX
4/1/1994                     $10,000             $10,000             $10,000
3/31/1995                    $10,060             $10,552
3/31/1996                    $12,474             $13,617
3/31/1997                    $14,031             $14,313
3/31/1998                    $20,035             $20,326
3/31/1999                    $15,336             $17,022
3/31/2000                    $19,938             $23,369
3/31/2001                    $19,790             $19,788             $22,945
6/30/2001                    $22,996             $22,615             $25,616
9/30/2001                    $18,722             $17,913             $22,200
12/31/2001                   $22,089             $21,691             $25,911
3/31/2002                    $24,661             $22,555             $28,393

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Value Index is replacing the Russell 2000 Index as the Fund's performance benchmark. The Russell 2000 Value Index is a more defined measure of companies within the small-cap universe exhibiting value characteristics and, therefore, is expected to provide a better comparison to the Fund's performance

                                    NORTHERN FUNDS ANNUAL REPORT 13 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  STOCK INDEX FUND

For the 12-month period ended March 31, 2002, large-capitalization stocks, as represented by the S&P 500 Index, returned 0.24 percent. The Fund was down 0.35 percent, which closely tracked the S&P 500, with differences in returns driven by transaction costs and fund expenses.

Over the fiscal year, large-cap stocks underperformed small- and mid-cap stocks, as measured by the Russell 2000 Index (up 13.99 percent) and the S&P MidCap 400 Index (up 18.86 percent). Financials and information technology constituted the Fund's largest sector positions at 18.4 percent and 16.3 percent, respectively, as of March 31, 2002. During the preceding 12 months, communication services was the Index's poorest-performing sector, down over 24 percent, while materials was the Fund's best-performing sector, contributing a 20.24 percent return.

There were 31 additions and deletions to the S&P 500 during the previous year. Consistent with our passive index strategy, these changes were incorporated into the Fund's portfolio in a cost-efficient manner. In response to short-term market unrest after the September 11 tragedy, the normal quarterly share rebalancing, originally scheduled for September 21, was canceled. These changes, along with any new modifications, were incorporated into the December share rebalance.

As designed, the Fund's return closely tracked that of the S&P 500 Index. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

FUND MANAGER

[PHOTO OF LUCY QUINTANA JOHNSTON]

LUCY QUINTANA JOHNSTON
WITH NORTHERN TRUST
SINCE 1997

  FUND STATISTICS

INCEPTION DATE: October 7, 1996

TOTAL NET ASSETS: $495 million

NET ASSET VALUE: $14.20

TICKER SYMBOL: NOSIX

3-YEAR BETA: 1.00

DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                          (0.35)%

  THREE YEAR                        (3.01)%

  FIVE YEAR                          9.60%

  AVERAGE ANNUAL SINCE INCEPTION    10.29%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                           STOCK INDEX           S&P 500
                               FUND               INDEX
10/7/1996                    $10,000             $10,000
3/31/1997                    $10,819             $11,124
3/31/1998                    $15,921             $16,459
3/31/1999                    $18,749             $19,502
3/31/2000                    $21,986             $22,999
3/31/2001                    $17,165             $18,017
6/31/01                      $18,144             $19,070
9/31/01                      $15,450             $16,272
12/31/2001                   $17,084             $18,011
3/31/2002                    $17,105             $18,060

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

EQUITY FUNDS 14 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  TECHNOLOGY FUND

Technology stocks were driven by two major forces over the Fund's fiscal year. During the first six months, tech stocks moved lower due to a sharp slowdown in corporate spending on information technology. The trend was aggravated by the jump in risk aversion caused by the terrorist attacks in September. In recent months, however, technology stocks have rebounded as investors gradually warmed to the realization that the economic downturn was less severe than earlier thought and that a recovery was already underway.

The Fund's lackluster performance over the past year, down 11.90 percent, reflects the spending malaise that continues to pervade the technology industry, as evidenced by the negative 13.02 percent return of its benchmark Morgan Stanley High Tech 35 Index. We have been mired in a period during which the economic experience has trumped the innovations and advances that define this industry. However, the Fund modestly outperformed its benchmark over the fiscal year, as our relatively conservative posture helped to lessen the impact of the downturn.

The number of holdings in the portfolio declined as the year progressed. We eliminated second- and third-tier positions in several subsectors, consolidating holdings in those clear market leaders best positioned to weather the storm. Later in the year we began to move toward those areas we believe will respond to the early stages of an economic upturn, like semiconductors. For most of the reporting period we kept a fairly balanced exposure to the major subsectors, with the exception of a sharp underweighting in the telecom equipment sector, the group most impacted by the spending shutdown. As in previous years, we employed a modest amount of covered-call writing to enhance returns.

Looking forward, the performance of technology stocks is likely to depend on the pace of the economic recovery. Technology spending will only recover when general corporate cash flows rebound. Investor confidence will also play an important role; over the last two years, investor faith in the technology group has fallen sharply and will have to be rebuilt through positive news. On balance, we expect the outlook for technology stocks to brighten as the new fiscal year unfolds. In that environment, we remain confident that our search for the best-positioned, healthiest technology leaders should bear fruits for the Fund's investors.

FUND MANAGERS

[PHOTO OF GEORGE J. GILBERT AND JOHN B. LEO]

GEORGE J. GILBERT
WITH NORTHERN TRUST
SINCE 1980

JOHN B. LEO
WITH NORTHERN TRUST
SINCE 1984

  FUND STATISTICS

INCEPTION DATE: April 1, 1996

TOTAL NET ASSETS: $534 million

NET ASSET VALUE: $11.46

TICKER SYMBOL: NTCHX

3-YEAR BETA: 2.13

DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/02

  ONE YEAR                         (11.90)%

  THREE YEAR                        (9.46)%

  FIVE YEAR                         15.31%

  AVERAGE ANNUAL SINCE INCEPTION    16.22%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

Visit northernfunds.com for the most recent performance information.

[CHART]

  GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                              MORGAN STANLEY
                            TECHNOLOGY         HIGH TECH 35
                               FUND               INDEX
4/1/1996                     $10,000             $10,000
3/31/1997                    $12,080             $11,232
3/31/1998                    $18,439             $17,215
3/31/1999                    $33,183             $32,411
3/31/2000                    $84,379             $67,552
3/31/2001                    $27,956             $33,660
6/31/01                      $30,726             $37,223
9/31/01                      $20,355             $24,033
12/31/2001                   $26,775             $32,623
3/31/2002                    $24,628             $29,278

The Morgan Stanley High Tech 35 Index is an unmanaged index that tracks the performance of stocks within the technology sector.

                                    NORTHERN FUNDS ANNUAL REPORT 15 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES

                                                     GLOBAL                     GROWTH                   INTERNATIONAL INTERNATIONAL
AMOUNTS IN THOUSANDS,                            COMMUNICATIONS   GROWTH     OPPORTUNITIES     INCOME       GROWTH        SELECT
EXCEPT PER SHARE DATA                                 FUND      EQUITY FUND      FUND        EQUITY FUND  EQUITY FUND   EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at cost                                $11,047      $744,135       $25,663       $177,488      $215,538        $60,062
Investments, at fair value                           $9,949      $859,419       $31,544       $189,007      $235,138        $63,924
Cash and foreign currencies                               -           139             -              1           297             48
Income receivable                                         5           798             3            769           802            271
Receivable for foreign tax withheld                       -            37             -              -           556            173
Receivable for securities sold                            -        13,253           192              -         6,394          2,012
Receivable for variation margin on futures                -             -             -              -             -              -
Receivable for fund shares sold                           -           756             -             85         1,879            600
Receivable from investment adviser                        3            25             3              7             3              2
Prepaid and other assets                                  -             2             3              -             1              -
Total Assets                                          9,957       874,429        31,745        189,869       245,070         67,030
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:

Cash overdraft                                          129             -           189              -             -              -
Outstanding options written, at value
  (premium received $136 and $113,
  respectively)                                           -            82             -              -             -              -
Payable for securities purchased                          -         2,332             -            500         5,741          1,612
Payable for fund shares redeemed                         32           588            31            231           104             40
Accrued investment advisory fees                          2           142             6             30            45             13
Accrued administration fees                               -            25             1              5             7              2
Accrued custody and accounting fees                       8             4             2              4             3              9
Accrued transfer agent fees                               -            17             1              4             4              1
Accrued registration fees and other
  liabilities                                            32            63            17             15            31            115
Total Liabilities                                       203         3,253           247            789         5,935          1,792
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $9,754      $871,176       $31,498       $189,080      $239,135        $65,238
------------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:

Capital stock                                       $85,684      $789,988       $54,310       $178,959      $409,431       $126,298
Accumulated undistributed net investment
  income (loss)                                         (21)           20           (22)            55         1,453            426
Accumulated undistributed net realized
  losses on investments, options, futures
  contracts and foreign currency
  transactions                                      (74,811)      (34,170)      (28,671)        (1,453)     (191,327)       (65,350)
Net unrealized appreciation (depreciation)
  on investments, options, futures
  contracts and foreign currency
  transactions                                       (1,098)      115,338         5,881         11,519        19,585          3,860
Net unrealized gains (losses) on translation
  of other assets and liabilities
  denominated in foreign currencies                       -             -             -              -            (7)             4
Net Assets                                           $9,754      $871,176       $31,498       $189,080      $239,135        $65,238
------------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                            3,269        55,642         4,928         16,568        30,174          8,807

NET ASSET VALUE, REDEMPTION AND OFFERING
  PRICE PER SHARE                                     $2.98        $15.66         $6.39         $11.41         $7.93          $7.41
------------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 16 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

AMOUNTS IN THOUSANDS                                   LARGE CAP     MID CAP       SELECT      SMALL CAP        SMALL CAP
EXCEPT PER SHARE DATA                                  VALUE FUND  GROWTH FUND  EQUITY FUND   GROWTH FUND       INDEX FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at cost                                    $251,790     $281,211     $405,269      $187,393         $298,258
Investments, at fair value                              $271,856     $329,456     $440,900      $224,168         $313,509
Cash and foreign currencies                                    1           82           19             4               47
Income receivable                                            237           41          249            15              292
Receivable for foreign tax withheld                            -            -            -             -                -
Receivable for securities sold                                 -            -        6,537             1               91
Receivable for variation margin on futures                     -            -            -             -               28
Receivable for fund shares sold                            2,269        1,127          543           162            2,221
Receivable from investment adviser                             3           12           13             3               33
Prepaid and other assets                                       -           11            5             1                1
Total Assets                                             274,366      330,729      448,266       224,354          316,222
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:

Cash overdraft                                                 -            -            -             -                -
Outstanding options written, at value
  (premium received $136 and $113,
  respectively)                                                -            -            -             -                -
Payable for securities purchased                           5,479            -       18,836             -                -
Payable for fund shares redeemed                             110          622          441           547               25
Accrued investment advisory fees                              43           53           71            43               30
Accrued administration fees                                    7           10           12             6                9
Accrued custody and accounting fees                            -            -            -             -               16
Accrued transfer agent fees                                    5            6            8             4                6
Accrued registration fees and other
  liabilities                                                 29           33           50            11               11
Total Liabilities                                          5,673          724       19,418           611               97
--------------------------------------------------------------------------------------------------------------------------
Net Assets                                              $268,693     $330,005     $428,848      $223,743         $316,125
--------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:

Capital stock                                           $254,783     $479,275     $512,401      $397,105         $304,052
Accumulated undistributed net investment
  income (loss)                                              864            -            -             -              569
Accumulated undistributed net realized
  losses on investments, options, futures
  contracts and foreign currency
  transactions                                            (7,020)    (197,515)    (119,184)     (210,137)          (3,971)
Net unrealized appreciation (depreciation)
  on investments, options, futures
  contracts and foreign currency
  transactions                                            20,066       48,245       35,631        36,775           15,475
Net unrealized gains (losses) on translation
  of other assets and liabilities
  denominated in foreign currencies                            -            -            -             -                -
Net Assets                                              $268,693     $330,005     $428,848      $223,743         $316,125
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                                22,891       28,317       21,968        23,363           39,492

NET ASSET VALUE, REDEMPTION AND OFFERING                  $11.74       $11.65       $19.52         $9.58            $8.00
  PRICE PER SHARE
--------------------------------------------------------------------------------------------------------------------------

AMOUNTS IN THOUSANDS                                    SMALL CAP        STOCK        TECHNOLOGY
EXCEPT PER SHARE DATA                                   VALUE FUND     INDEX FUND        FUND
------------------------------------------------------------------------------------------------
ASSETS:

Investments, at cost                                     $231,081       $407,662        $601,058
Investments, at fair value                               $287,167       $493,890        $537,396
Cash and foreign currencies                                   143              -               -
Income receivable                                               2            522             173
Receivable for foreign tax withheld                             -              -               -
Receivable for securities sold                                  6             30             888
Receivable for variation margin on futures                     42             51               -
Receivable for fund shares sold                               608            352             310
Receivable from investment adviser                              9              -               8
Prepaid and other assets                                        1             21               7
Total Assets                                              288,254        494,866         538,782
------------------------------------------------------------------------------------------------
LIABILITIES:

Cash overdraft                                                  -              -               1
Outstanding options written, at value
  (premium received $136 and $113,
  respectively)                                                 -              -              15
Payable for securities purchased                                -              -           3,856
Payable for fund shares redeemed                              266            108             959
Accrued investment advisory fees                               47             38             102
Accrued administration fees                                     8             14              15
Accrued custody and accounting fees                             -              -               2
Accrued transfer agent fees                                     5              9              10
Accrued registration fees and other
  liabilities                                                  10             22             128
Total Liabilities                                             336            191           5,088
------------------------------------------------------------------------------------------------
Net Assets                                               $287,918       $494,675        $533,694
------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:

Capital stock                                            $249,898       $415,863      $1,530,791
Accumulated undistributed net investment
  income (loss)                                             1,208             33               -
Accumulated undistributed net realized
  losses on investments, options, futures
  contracts and foreign currency
  transactions                                            (19,610)        (7,464)       (933,533)
Net unrealized appreciation (depreciation)
  on investments, options, futures
  contracts and foreign currency
  transactions                                             56,422         86,243         (63,564)
Net unrealized gains (losses) on translation
  of other assets and liabilities
  denominated in foreign currencies                             -              -               -
Net Assets                                               $287,918       $494,675        $533,694
------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                                 25,244         34,825          46,563

NET ASSET VALUE, REDEMPTION AND OFFERING                   $11.41         $14.20          $11.46
  PRICE PER SHARE
------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 17 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF OPERATIONS

                                                   GLOBAL                     GROWTH               INTERNATIONAL  INTERNATIONAL
                                                COMMUNICATIONS  GROWTH    OPPORTUNITIES  INCOME       GROWTH         SELECT
AMOUNTS IN THOUSANDS                                FUND      EQUITY FUND      FUND    EQUITY FUND  EQUITY FUND    EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividend income                                        $52      $10,066(1)      $103      $4,252       $5,096(2)      $1,335(3)
Interest income                                         67          230           53       2,984          201             66
   Total Investment Income                             119       10,296          156       7,236        5,297          1,401
----------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                               256        9,071          544       1,750        3,793          1,103
Administration fees                                     31        1,361           68         262          474            138
Custody and accounting fees                             83          213           60          66          351            127
Transfer agent fees                                     21          907           45         175          316             92
Registration fees                                       31           36           17          29           35             30
Printing fees                                           28          133           20          25           59             26
Professional fees                                        9           39            5           7           14              7
Trustee fees and expenses                                3           16            2           3            7              3
Other                                                   10           57            7          12           99             41
----------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                        472       11,833          768       2,329        5,148          1,567
   Less voluntary waivers of
     investment advisory fees                          (41)      (1,361)         (91)       (262)        (632)          (184)
   Less expenses reimbursed by
     investment adviser                               (164)      (1,401)        (110)       (317)        (547)          (232)
   Net Expenses                                        267        9,071          567       1,750        3,969          1,151
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                          (148)       1,225         (411)      5,486        1,328            250
----------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):

Net realized gains (losses) on:
   Investments                                     (28,985)     (34,263)      (7,564)       (989)    (104,856)       (28,325)
   Options                                              46          537            -           -            -              -
   Futures contracts                                     -          274            -           -            -              -
   Foreign currency transactions                         -            -            -           -          411            320
Net change in unrealized appreciation
   (depreciation) on investments, options,
   futures contracts, foreign currency
   transactions and forward foreign currency
   contracts,                                       22,303       18,614        7,537       7,447       61,790         12,096
Net change in unrealized gains (losses) on
   translation of other assets and liabilities
   denominated in foreign currencies                     -            -            -           -         (360)           (55)
   Net Gains (Losses) on Investments                (6,636)     (14,838)         (27)      6,458      (43,015)       (15,964)
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       $(6,784)    $(13,613)       $(438)    $11,944     $(41,687)      $(15,714)
----------------------------------------------------------------------------------------------------------------------------

(1) NET OF $39 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.
(2) NET OF $654 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.
(3) NET OF $176 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNSD 18 NORTHERN FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEAR ENDED MARCH 31, 2002

                                                        LARGE CAP    MID CAP     SELECT      SMALL CAP     SMALL CAP
AMOUNTS IN THOUSANDS                                    VALUE FUND GROWTH FUND EQUITY FUND  GROWTH FUND    INDEX FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividend income                                           $3,452      $1,594      $3,019         $456        $2,675
Interest income                                              146         185         412          145           263
   Total Investment Income                                 3,598       1,779       3,431          601         2,938
------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                   1,527       3,527       4,939        2,887         1,292
Administration fees                                          229         529         617          361           298
Custody and accounting fees                                   70          90         134           90           869
Transfer agent fees                                          153         353         412          241           199
Registration fees                                             28          31          39           23            31
Printing fees                                                 18          62          54           37            21
Professional fees                                              9          18           9            5             7
Trustee fees and expenses                                      2           5           8            3             3
Other                                                          8          50         120           15             5
------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                            2,044       4,665       6,332        3,662         2,725
   Less voluntary waivers of
     investment advisory fees                               (229)       (529)     (1,441)        (481)         (298)
   Less expenses reimbursed by
     investment adviser                                     (135)       (594)       (776)        (173)       (1,135)
   Net Expenses                                            1,680       3,542       4,115        3,008         1,292
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               1,918      (1,763)       (684)      (2,407)        1,646
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):

Net realized gains (losses) on:
   Investments                                            (6,828)    (77,360)    (69,051)     (29,386)       (1,164)
   Options                                                     -           -           -            -             -
   Futures contracts                                           -           -           -          573           425
   Foreign currency transactions                               -           -           -            -             -
Net change in unrealized appreciation
   (depreciation) on investments, options,
   futures contracts, foreign currency
   transactions and forward foreign currency
   contracts,                                             19,796      94,746      57,519       34,533        25,147
Net change in unrealized gains (losses) on
   translation of other assets and liabilities
   denominated in foreign currencies                           -           -           -            -             -
   Net Gains (Losses) on Investments                      12,968      17,386     (11,532)       5,720        24,408
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             $14,886     $15,623    $(12,216)      $3,313       $26,054
------------------------------------------------------------------------------------------------------------------------

                                                        SMALL CAP        STOCK        TECHNOLOGY
AMOUNTS IN THOUSANDS                                    VALUE FUND     INDEX FUND        FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Dividend income                                           $3,283         $6,138          $1,149
Interest income                                              402            713             826
   Total Investment Income                                 3,685          6,851           1,975
-----------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                   2,844          2,853           8,096
Administration fees                                          355            713           1,012
Custody and accounting fees                                  218            184             157
Transfer agent fees                                          237            476             675
Registration fees                                             35             28              42
Printing fees                                                 23             54             150
Professional fees                                              7              9              41
Trustee fees and expenses                                      3              8               4
Other                                                          7             12             224
-----------------------------------------------------------------------------------------------
Total Expenses:                                            3,729          4,337          10,401
   Less voluntary waivers of
     investment advisory fees                               (829)          (951)         (1,349)
   Less expenses reimbursed by
     investment adviser                                     (530)          (770)           (619)
   Net Expenses                                            2,370          2,616           8,433
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                               1,315          4,235          (6,458)
-----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):

Net realized gains (losses) on:
   Investments                                           (18,645)           323        (337,252)
   Options                                                     -              -           3,024
   Futures contracts                                        (190)        (2,188)              -
   Foreign currency transactions                               -              -               -
Net change in unrealized appreciation
   (depreciation) on investments, options,
   futures contracts, foreign currency
   transactions and forward foreign currency
   contracts,                                             65,762         (5,292)        259,014
Net change in unrealized gains (losses) on
   translation of other assets and liabilities
   denominated in foreign currencies                           -              -               -
   Net Gains (Losses) on Investments                      46,927         (7,157)        (75,214)
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             $48,242        $(2,922)       $(81,672)
-----------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 19 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                            GLOBAL                                  GROWTH
                                       COMMUNICATIONS        GROWTH EQUITY       OPPORTUNITIES         INCOME
                                            FUND                 FUND                FUND           EQUITY FUND

                                      MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31,
AMOUNTS IN THOUSANDS                    2002     2001(1)    2002      2001      2002    2001(2)    2002       2001
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)            $(148)    $(351)   $1,225    $(1,091)   $(411)     $(72)  $5,486     $4,932
Net realized gains (losses) on
  investments, options, futures
  contracts, and foreign
  currency transactions               (28,939)  (45,873)  (33,452)     1,325   (7,564)  (21,108)    (989)    11,110
Net change in unrealized appreciation
  (depreciation) on investments,
  options, futures contracts, and
  foreign currency transactions        22,303   (23,401)   18,614   (365,490)   7,537    (1,656)   7,447    (31,146)
Net change in unrealized gains
  (losses) on translation of other
  assets and liabilities denominated
  in foreign currencies                     -         -         -          -        -         -        -          -
  Net Increase (Decrease) in
  Net Assets Resulting from Operations (6,784)  (69,625)  (13,613)  (365,256)    (438)  (22,836)  11,944    (15,104)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Shares sold                             4,219   156,197   120,848    183,473   17,594    95,156   69,423     46,913
Shares from reinvestment of dividends       -         -     1,327    146,209       10         -    1,461     23,608
Shares redeemed                       (23,731)  (50,522) (178,985)  (230,291) (39,361)  (18,580) (58,887)   (74,984)
    Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                (19,512)  105,675   (56,810)    99,391  (21,757)   76,576   11,997     (4,463)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                  -         -    (1,175)         -      (47)        -   (5,427)    (5,144)
From net realized gains                     -         -    (1,217)  (159,024)       -         -     (750)   (24,727)
  Total Distributions Paid                  -         -    (2,392)  (159,024)     (47)        -   (6,177)   (29,871)
---------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (26,296)   36,050   (72,815)  (424,889) (22,242)   53,740   17,764    (49,438)

NET ASSETS:
Beginning of Year                      36,050         -   943,991  1,368,880   53,740         -  171,316    220,754
End of Year                            $9,754   $36,050  $871,176   $943,991  $31,498   $53,740 $189,080   $171,316
---------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)               $(21)     $(24)      $20         $-     $(22)     $(28)     $55        $45
---------------------------------------------------------------------------------------------------------------------

                                         INTERNATIONAL
                                            GROWTH
                                          EQUITY FUND

                                       MARCH 31,  MARCH 31,
AMOUNTS IN THOUSANDS                     2002       2001
-----------------------------------------------------------
OPERATIONS:

Net investment income (loss)            $1,328      $3,026
Net realized gains (losses) on
  investments, options, futures
  contracts, and foreign
  currency transactions               (104,445)    (86,548)
Net change in unrealized appreciation
  (depreciation) on investments,
  options, futures contracts, and
  foreign currency transactions         61,790     (86,781)
Net change in unrealized gains
  (losses) on translation of other
  assets and liabilities denominated
  in foreign currencies                   (360)        420
  Net Increase (Decrease) in
  Net Assets Resulting from Operations (41,687)   (169,883)
-----------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Shares sold                            622,706     964,092
Shares from reinvestment of dividends      473      65,556
Shares redeemed                       (749,622) (1,082,214)
    Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                (126,443)    (52,566)
-----------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                (316)     (1,361)
From net realized gains                   (503)    (74,659)
  Total Distributions Paid                (819)    (76,020)
-----------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                          (168,949)   (298,469)

NET ASSETS:

Beginning of Year                      408,084     706,553
End of Year                           $239,135    $408,084
-----------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)              $1,453        $798
-----------------------------------------------------------

(1) COMMENCED INVESTMENT OPERATIONS ON MAY 15, 2000.
(2) COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.
(3) COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                 INTERNATIONAL
                                                    SELECT             LARGE CAP             MID CAP             SELECT
                                                  EQUITY FUND          VALUE FUND          GROWTH FUND         EQUITY FUND

                                               MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31, MARCH 31,  MARCH 31, MARCH 31,
                                                 2002      2001      2002     2001(3)    2002      2001       2002      2001
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                       $250    $1,068    $1,918      $210   $(1,763)  $(4,449)    $(684)     $(781)
Net realized gains (losses) on
  investments, options, futures
  contracts, and foreign
  currency transactions                         (28,005)  (37,316)   (6,828)      135   (77,360) (118,844)  (69,051)   (29,836)
Net change in unrealized appreciation
  (depreciation) on investments,
  options, futures contracts, and
  foreign currency transactions                  12,096   (15,931)   19,796       270    94,746  (252,992)   57,519   (184,611)
Net change in unrealized gains
  (losses) on translation of other
  assets and liabilities denominated
  in foreign currencies                             (55)       59         -         -         -         -         -          -
  Net Increase (Decrease) in
  Net Assets Resulting from Operations          (15,714)  (52,120)   14,886       615    15,623  (376,285)  (12,216)  (215,228)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Shares sold                                     179,529   172,409   229,435    64,643   155,641   273,693   145,496    259,011
Shares from reinvestment of dividends                16    26,276       439        10         -    75,484       471     53,268
Shares redeemed                                (228,260) (238,941)  (38,524)   (1,220) (209,726) (374,230) (119,234)  (139,091)
    Net Increase (Decrease) in Net
    Assets Resulting from Capital
    Share Transactions                          (48,715)  (40,256)  191,350    63,433   (54,085)  (25,053)   26,733    173,188
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                          (60)   (3,539)   (1,200)      (64)        -         -         -          -
From net realized gains                               -   (31,570)     (327)        -         -   (89,313)     (681)   (67,524)
  Total Distributions Paid                          (60)  (35,109)   (1,527)      (64)        -   (89,313)     (681)   (67,524)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                    (64,489) (127,485)  204,709    63,984   (38,462) (490,651)   13,836   (109,564)

NET ASSETS:
Beginning of Year                               129,727   257,212    63,984         -  368,4678    59,118   415,012    524,576
End of Year                                     $65,238  $129,727  $268,693   $63,984  $330,005  $368,467  $428,848   $415,012
--------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                         $426      $160      $864      $146        $-        $-        $-         $-
--------------------------------------------------------------------------------------------------------------------------------


                                                    SMALL CAP
                                                   GROWTH FUND

                                               MARCH 31, MARCH 31,
                                                   2002     2001
------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                    $(2,407)  $(4,464)
Net realized gains (losses) on
  investments, options, futures
  contracts, and foreign
  currency transactions                         (28,813) (180,603)
Net change in unrealized appreciation
  (depreciation) on investments,
  options, futures contracts, and
  foreign currency transactions                  34,533   (43,136)
Net change in unrealized gains
  (losses) on translation of other
  assets and liabilities denominated
  in foreign currencies                               -         -
  Net Increase (Decrease) in
  Net Assets Resulting from Operations            3,313  (228,203)
-----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Shares sold                                     130,420   210,617
Shares from reinvestment of dividends                 -    47,336
Shares redeemed                                (165,666) (266,198)
Net Increase (Decrease) in Net
Assets Resulting from Capital
Share Transactions                              (35,246)   (8,245)
-----------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                            -         -
From net realized gains                               -   (58,487)
  Total Distributions Paid                            -   (58,487)
-----------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                    (31,933) (294,935)

NET ASSETS:
Beginning of Year                               255,676   550,611
End of Year                                    $223,743  $255,676
-----------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME (LOSS)                           $-        $-
-----------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 21 EQUITY FUNDS

EQUITY FUNDS

                                              SMALL CAP            SMALL CAP                 STOCK                TECHNOLOGY
                                              INDEX FUND           VALUE FUND              INDEX FUND                FUND

                                         MARCH 31,  MARCH 31, MARCH 31, MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,     MARCH 31,
AMOUNTS IN THOUSANDS                       2002       2001      2002      2001        2002        2001        2002          2001
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)               $1,646      $895     $1,315       $670      $4,235      $3,756     $(6,458)    $(14,648)
Net realized gains (losses) on
  investment transactions, options,
  futures contracts, and foreign
  currency transactions                      (739)    9,715    (18,835)    23,181      (1,865)      4,217    (334,228)    (598,300)
Net change in unrealized appreciation
  (depreciation) on investments,
  options, futures contracts, and
  foreign currency transactions            25,147   (26,827)    65,762    (25,714)     (5,292)   (131,713)    259,014   (1,246,422)
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                26,054   (16,217)    48,242     (1,863)     (2,922)   (123,740)    (81,672)  (1,859,370)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Shares sold                               263,832    23,838    222,532     82,946     172,171     148,283     171,072      863,178
Shares from reinvestment of dividends         352    23,323      9,501     42,289       1,019      18,935           -      416,486
Shares redeemed                           (56,110)  (36,963)  (158,652)   (94,130)   (112,849)   (108,901)   (327,145)    (998,228)
  Net Increase (Decrease) in Net Assets
  Resulting from Capital Share
  Transactions                            208,074    10,198     73,381     31,105      60,341      58,317    (156,073)     281,436
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                 (1,030)     (812)      (279)      (601)     (4,235)     (3,825)          -            -
From net realized gains                      (391)  (23,463)   (11,523)   (50,752)       (293)    (34,575)          -     (493,377)
  Total Distributions Paid                 (1,421)  (24,275)   (11,802)   (51,353)     (4,528)    (38,400)          -     (493,377)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS   232,707   (30,294)   109,821    (22,111)     52,891    (103,823)   (237,745)  (2,071,311)

NET ASSETS:

Beginning of Year                          83,418   113,712    178,097    200,208     441,784     545,607     771,439    2,842,750
End of Year                              $316,125   $83,418   $287,918   $178,097    $494,675    $441,784    $533,694     $771,439
----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                              $569       $73     $1,208       $283         $33         $36          $-           $-
----------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  FINANCIAL HIGHLIGHTS                      FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                             GLOBAL
                                                                                         COMMUNICATIONS
                                                                                              FUND

SELECTED PER SHARE DATA                                                                2002         2001(3)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $4.17         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                            (0.05)             -
Net realized and unrealized losses on investments and options                           (1.14)         (5.83)
    Total Loss from Investment Operations                                               (1.19)         (5.83)
------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                                          $2.98          $4.17
------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                        (28.54)%       (58.30)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                                                $9,754        $36,050
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                                            1.30%          1.30%
  Expenses, before waivers and reimbursements                                            2.30%          1.77%
  Net investment loss, net of waivers and reimbursements                               (0.72)%         (0.55)%
  Net investment loss, before waivers and reimbursements                               (1.72)%         (1.02)%
Portfolio Turnover Rate                                                                 97.55%        195.12%
------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON MAY 15, 2000.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 23 EQUITY FUNDS

EQUITY FUNDS

                                                                                         GROWTH EQUITY FUND
SELECTED PER SHARE DATA                                                2002       2001        2000        1999       1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $15.90     $25.55       $21.94     $18.62     $13.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                    0.02          -         0.01       0.02       0.03
Net realized and unrealized gains (losses) on investments, options
  and futures contracts                                                 (0.22)     (6.62)        5.61       4.51       6.36
  Total Income (Loss) from Investment Operations                        (0.20)     (6.62)        5.62       4.53       6.39
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                            (0.02)         -        (0.01)     (0.02)     (0.03)
  From net realized gains                                               (0.02)     (3.03)       (2.00)     (1.19)     (1.67)
    Total Distributions Paid                                            (0.04)     (3.03)       (2.01)     (1.21)     (1.70)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                           $15.66     $15.90       $25.55     $21.94     $18.62
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                         (1.24)%   (27.23)%      27.60%     24.72%     48.06%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                                $871,176   $943,991   $1,368,880   $640,948   $479,782
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                            1.00%      1.00%        1.00%      1.00%      1.00%
  Expenses, before waivers and reimbursements                            1.30%      1.29%        1.30%      1.30%      1.30%
  Net investment income (loss), net of waivers and
    reimbursements                                                       0.13%     (0.09)%      (0.12)%     0.08%      0.18%
  Net investment loss, before waivers and reimbursements                (0.17)%    (0.38)%      (0.42)%    (0.22)%    (0.12)%
Portfolio Turnover Rate                                                 42.78%     58.89%       88.01%     49.67%     73.85%
---------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                    GROWTH
                                                                                  OPPORTUNITIES
                                                                                      FUND
SELECTED PER SHARE DATA                                                     2002               2001(3)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $6.22               $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                               (0.09)                   -
Net realized and unrealized gain (loss) on investments                      0.27                (3.78)
  Total Income (Loss) from Investment Operations                            0.18                (3.78)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                               (0.01)                   -
    Total Distributions Paid                                               (0.01)                   -
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $6.39                $6.22
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             2.87%              (37.80)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                                  $31,498              $53,740
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                               1.25%                1,25%
  Expenses, before waivers and reimbursements                               1.70%                2.05%
  Net investment loss, net of waivers and reimbursements                   (0.91)%              (0.27)%
  Net investment loss, before waivers and reimbursements                   (1.36)%              (1.07)%
Portfolio Turnover Rate                                                   254.63%              218.08%
-----------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 25 EQUITY FUNDS

EQUITY FUNDS

                                                                                          INCOME EQUITY FUND
SELECTED PER SHARE DATA                                            2002         2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $11.07       $14.26        $12.73        $13.81        $11.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                0.35         0.34          0.31          0.46          0.45
Net realized and unrealized gains (losses) on investments            0.39        (1.39)         2.02         (0.41)         3.02
  Total Income (Loss) from Investment Operations                     0.74        (1.05)         2.33          0.05          3.47
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                        (0.35)       (0.35)        (0.29)        (0.48)        (0.44)
  From net realized gains                                           (0.05)       (1.79)        (0.51)        (0.65)        (1.03)
    Total Distributions Paid                                        (0.40)       (2.14)        (0.80)        (1.13)        (1.47)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                       $11.41       $11.07        $14.26        $12.73        $13.81
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      6.80%       (7.54)%       19.10%         0.67%        31.00%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                            $189,080     $171,316      $220,754      $118,414      $117,562
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                        1.00%        1.00%         1.00%         1.00%         1.00%
  Expenses, before waivers and reimbursements                        1.33%        1.32%         1.34%         1.35%         1.37%
  Net investment income, net of waivers and reimbursements           3.13%        2.55%         2.44%         3.54%         3.53%
  Net investment income, before waivers and reimbursements           2.80%        2.23%         2.10%         3.19%         3.16%
Portfolio Turnover Rate                                             60.90%       74.17%       125.49%        79.95%        81.24%
----------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                  INTERNATIONAL GROWTH EQUITY FUND
SELECTED PER SHARE DATA                                            2002           2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.05         $14.32        $12.57        $11.66        $10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                0.05           0.06          0.26          0.13          0.09
Net realized and unrealized gains (losses) on investments and
  foreign currency transactions                                     (1.15)         (3.62)         3.37          1.36          1.98
  Total Income (Loss) from Investment Operations                    (1.10)         (3.56)         3.63          1.49          2.07
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                        (0.01)         (0.03)            -             -         (0.07)
  In excess of net investment income                                    -              -         (0.20)        (0.12)        (0.10)
  From net realized gains                                           (0.01)         (1.68)        (1.68)        (0.46)        (0.29)
    Total Distributions Paid                                        (0.02)         (1.71)        (1.88)        (0.58)        (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $7.93          $9.05        $14.32        $12.57        $11.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    (12.10)%       (26.69)%       30.51%        13.04%        21.34%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                            $239,135       $408,084      $706,553      $215,656      $178,210
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                        1.26%(2)       1.25%         1.25%         1.25%         1.25%
  Expenses, before waivers and reimbursements                        1.63%          1.59%         1.58%         1.62%         1.62%
  Net investment income, net of waivers and reimbursements           0.42%          0.47%         0.35%         0.52%         0.79%
  Net investment income, before waivers and reimbursements           0.05%          0.13%         0.02%         0.15%         0.42%
Portfolio Turnover Rate                                            222.75%        185.77%       155.57%       177.89%       145.02%
------------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(2) EXPENSE RATIO, NET OF WAIVERS AND REIMBURSEMENTS, FOR THE YEAR WOULD HAVE BEEN 1.25%, ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWING AGAINST A LINE OF CREDIT.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 27 EQUITY FUNDS

EQUITY FUNDS


                                                                                   INTERNATIONAL SELECT EQUITY FUND
SELECTED PER SHARE DATA                                              2002         2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                    $8.79       $14.56        $12.98        $12.52        $10.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                  0.03         0.12          0.37          0.04          0.22
Net realized and unrealized gains (losses) on investments and
  foreign currency transactions                                       (1.40)       (3.36)         3.57          1.08          2.19
  Total Income (Loss) from Investment Operations                      (1.37)       (3.24)         3.94          1.12          2.41
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                          (0.01)       (0.26)        (0.27)            -         (0.16)
  In excess of net investment income                                      -            -             -         (0.01)        (0.10)
  From net realized gains                                                 -        (2.27)        (2.09)        (0.65)            -
     Total Distributions Paid                                         (0.01)       (2.53)        (2.36)        (0.66)        (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                          $7.41        $8.79        $14.56        $12.98        $12.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (15.63)%     (24.55)%       31.25%         9.16%        23.74%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                               $65,238     $129,727      $257,212      $124,513      $117,618
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                          1.25%        1.25%         1.25%         1.25%         1.25%
  Expenses, before waivers and reimbursements                          1.70%        1.64%         1.61%         1.66%         1.64%
  Net investment income, net of waivers and reimbursements             0.27%        0.49%         0.62%         0.38%         0.29%
  Net investment income (loss), before waivers and reimbursements     (0.18)%       0.10%         0.26%        (0.03)%       (0.10)%
Portfolio Turnover Rate                                              283.26%      185.60%       145.46%       168.19%        98.22%
------------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                              LARGE CAP
                                                                              VALUE FUND
SELECTED PER SHARE DATA                                                2002               2001 (3)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.97               $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                  0.04                 0.06
Net realized and unrealized gains on investments                       0.82                 0.95
  Total Income from Investment Operations                              0.86                 1.01
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                          (0.07)               (0.04)
  From net realized gains                                             (0.02)                   -
    Total Distributions Paid                                          (0.09)               (0.04)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $11.74               $10.97
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                        7.85%               10.14%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                            $268,693              $63,984
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                          1.10%                1.10%
  Expenses, before waivers and reimbursements                          1.34%                2.48%
  Net investment income, net of waivers and reimbursements             1.26%                1.76%
  Net investment income, before waivers and reimbursements             1.02%                0.38%
Portfolio Turnover Rate                                               19.22%               52.59%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 29 EQUITY FUNDS

EQUITY FUNDS

                                                                                      MID CAP GROWTH FUND
SELECTED PER SHARE DATA                                                  2002          2001           2000        1999(3)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.08        $24.33         $11.72       $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                              (0.06)            -              -            -
Net realized and unrealized gains (losses) on investments                  0.63        (10.48)         13.50         1.72
  Total Income (Loss) from Investment Operations                           0.57        (10.48)         13.50         1.72
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net realized gains                                                     -         (2.77)         (0.89)           -
    Total Distributions Paid                                                  -         (2.77)         (0.89)           -
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $11.65        $11.08         $24.33       $11.72
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                           5.14%      (45.42)%        108.66%       17.19%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                                $330,005      $368,467       $859,118      $77,378
Ratio to average net assets of:(2)
    Expenses, net of waivers and reimbursements                            1.00%         1.00%          1.00%        1.00%
    Expenses, before waivers and reimbursements                            1.32%         1.29%          1.31%        1.65%
    Net investment loss, net of waivers and reimbursements                (0.50)%       (0.66)%        (0.61)%      (0.51)%
    Net investment loss, before waivers and reimbursements                (0.82)%       (0.95)%        (0.92)%      (1.16)%
    Portfolio Turnover Rate                                              220.46%       342.05%        156.49%      173.39%
-------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON MARCH 31,
     1998.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                        SELECT EQUITY FUND
SELECTED PER SHARE DATA                                             2002        2001           2000         1999          1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $20.08      $35.87         $23.33       $19.16        $14.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                         (0.03)          -              -            -          0.02
Net realized and unrealized gains (losses) on investments            (0.50)     (11.83)         13.66         5.40          6.81
  Total Income (Loss) from Investment Operations                     (0.53)     (11.83)         13.66         5.40          6.83
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                             -           -              -        (0.01)        (0.02)
  From net realized gains                                            (0.03)      (3.96)         (1.12)       (1.22)        (2.20)
    Total Distributions Paid                                         (0.03)      (3.96)         (1.12)       (1.23)        (2.22)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $19.52      $20.08         $35.87       $23.33        $19.16
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (2.57)%    (35.32)%        59.78%       28.79%        49.71%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $428,848    $415,012       $524,576     $198,530      $126,536
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         1.00%       1.00%          1.00%        1.00%         1.00%
  Expenses, before waivers and reimbursements                         1.54%       1.49%          1.52%        1.54%         1.58%
  Net investment income (loss), net of waivers and
    reimbursements                                                   (0.17)%     (0.15)%        (0.41)%      (0.15)%        0.15%
  Net investment loss, before waivers and reimbursements             (0.71)%     (0.64)%        (0.93)%      (0.69)%       (0.43)%
Portfolio Turnover Rate                                             151.19%     259.07%        153.06%       87.73%       148.55%
--------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 31 EQUITY FUNDS

EQUITY FUNDS

                                                                                           SMALL CAP GROWTH FUND
SELECTED PER SHARE DATA                                                         2002                 2001             2000(3)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $9.34               $19.21             $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                                     (0.10)                   -                  -
Net realized and unrealized gains (losses) on investments and
  futures contracts                                                               0.34                (7.58)              9.28
  Total Income (Loss) from Investment Operations                                  0.24                (7.58)              9.28
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net realized gains                                                            -                (2.29)             (0.07)
    Total Distributions Paid                                                         -                (2.29)             (0.07)
Net Asset Value, End of Period                                                   $9.58                $9.34             $19.21
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                   2.57%              (41.38)%            93.05%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                                       $223,743             $255,676           $550,611
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                                     1.25%                1.25%              1.25%
  Expenses, before waivers and reimbursements                                     1.52%                1.51%              1.52%
  Net investment loss, net of waivers and reimbursements                         (1.00)%              (0.92)%            (0.68)%
  Net investment loss, before waivers and reimbursements                         (1.27)%              (1.18)%            (0.95)%
Portfolio Turnover Rate                                                         379.64%              419.38%            127.56%
------------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 30, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                            SMALL CAP INDEX FUND
SELECTED PER SHARE DATA                                                         2002                  2001             2000(3)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $7.13               $12.15             $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                             0.04                 0.09               0.05
Net realized and unrealized gains (losses) on investments and
  futures contracts                                                               0.87                (1.98)              2.25
  Total Income (Loss) from Investment Operations                                  0.91                (1.89)              2.30
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                                     (0.03)               (0.10)             (0.03)
  From net realized gains                                                        (0.01)               (3.03)             (0.12)
    Total Distributions Paid                                                     (0.04)               (3.13)             (0.15)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                   $8.00                $7.13             $12.15
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                  12.97%              (15.07)%            23.22%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                                       $316,125              $83,418           $113,712
Ratio to average net assets of:(2)
  Expenses, net of waivers and reimbursements                                     0.65%                0.65%              0.65%
  Expenses, before waivers and reimbursements                                     1.37%                1.27%              1.08%
  Net investment income, net of waivers and reimbursements                        0.83%                0.95%              0.76%
  Net investment income, before waivers and reimbursements                        0.11%                0.33%              0.33%
Portfolio Turnover Rate                                                          27.68%               65.16%             57.01%
------------------------------------------------------------------------------------------------------------------------------

(1)  ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR,
     REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION
     OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN
     IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 3, 1999.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 33 EQUITY FUNDS


EQUITY FUNDS

  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    SMALL CAP VALUE FUND
SELECTED PER SHARE DATA                                             2002         2001        2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $9.63       $14.62      $12.32       $16.76       $12.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.05         0.05        0.09         0.04         0.03
Net realized and unrealized gains (losses) on
  investments and futures contracts                                   2.25        (0.32)       3.46        (3.93)        5.14
  Total Income (Loss) from Investment Operations                      2.30        (0.27)       3.55        (3.89)        5.17
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.01)       (0.06)      (0.11)       (0.01)       (0.04)
  From net realized gains                                            (0.51)       (4.66)      (1.14)       (0.54)       (0.68)
    Total Distributions Paid                                         (0.52)       (4.72)      (1.25)       (0.55)       (0.72)
Net Asset Value, End of Year                                        $11.41        $9.63      $14.62       $12.32       $16.76
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      24.61%       (0.74)%     30.01%      (23.46)%      42.71%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $287,918     $178,097    $200,208     $264,434     $368,579
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         1.00%        1.00%       1.00%        1.00%        1.00%
  Expenses, before waivers and reimbursements                         1.57%        1.52%       1.53%        1.52%        1.53%
  Net investment income, net of waivers and reimbursements            0.56%        0.38%       0.46%        0.25%        0.28%
  Net investment loss, before waivers and reimbursements             (0.01)%      (0.14)%     (0.07)%      (0.27)%      (0.25)%
Portfolio Turnover Rate                                              76.63%       76.89%      28.97%       18.74%       18.59%
-----------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                             FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                       STOCK INDEX FUND
SELECTED PER SHARE DATA                                             2002         2001        2000         1999        1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $14.40       $20.09      $17.34       $15.03      $10.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                 0.13         0.13        0.13         0.16        0.15
Net realized and unrealized gains (losses) on investments and
  futures contracts                                                  (0.19)       (4.42)       2.85         2.49        4.80
  Total Income (Loss) from Investment Operations                     (0.06)       (4.29)       2.98         2.65        4.95
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                         (0.13)       (0.13)      (0.13)       (0.17)      (0.15)
  From net realized gains                                            (0.01)       (1.27)      (0.10)       (0.17)      (0.51)
    Total Distributions Paid                                         (0.14)       (1.40)      (0.23)       (0.34)      (0.66)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $14.20       $14.40      $20.09       $17.34      $15.03
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (0.35)%     (21.93)%     17.27%       17.78%      47.11%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $494,675     $441,784    $545,607     $169,062     $93,907
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         0.55%        0.55%       0.55%        0.55%       0.55%
  Expenses, before waivers and reimbursements                         0.91%        0.90%       0.93%        1.00%       1.18%
  Net investment income, net of waivers and reimbursements            0.89%        0.74%       0.77%        1.10%       1.23%
  Net investment income, before waivers and reimbursements            0.53%        0.39%       0.39%        0.65%       0.60%
Portfolio Turnover Rate                                               3.32%       11.15%      12.01%        2.46%      32.06%
----------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 35 EQUITY FUNDS

EQUITY FUNDS

  FINANCIAL HIGHLIGHTS (CONTINUED)           FOR THE FISCAL YEARS ENDED MARCH 31

                                                                                      TECHNOLOGY FUND
SELECTED PER SHARE DATA                                             2002         2001         2000        1999         1998
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $13.02       $65.81        $29.99     $17.11       $11.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)                                         (0.14)           -             -          -            -
Net realized and unrealized gains (losses) on investments and
  options                                                            (1.42)      (40.28)        41.56      13.55         6.06
  Total Income (Loss) from Investment Operations                     (1.56)      (40.28)        41.56      13.55         6.06
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net realized gains                                                -       (12.51)        (5.74)     (0.67)       (0.90)
    Total Distributions Paid                                             -       (12.51)        (5.74)     (0.67)       (0.90)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                        $11.46       $13.02        $65.81     $29.99       $17.11
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     (11.90)%     (66.87)%      154.28%     79.97%       52.62%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                             $533,694     $771,439    $2,842,750   $343,709     $104,389
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements                         1.25%        1.25%         1.25%      1.23%        1.25%
  Expenses, before waivers and reimbursements                         1.54%        1.51%         1.50%      1.53%        1.59%
  Net investment loss, net of waivers and reimbursements             (0.96)%      (0.74)%       (1.05)%    (0.87)%      (0.96)%
  Net investment loss, before waivers and reimbursements             (1.25)%      (1.00)%       (1.30)%    (1.17)%      (1.30)%
Portfolio Turnover Rate                                              76.15%      180.30%       156.37%     61.01%       74.75%
-----------------------------------------------------------------------------------------------------------------------------

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 36 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  GLOBAL COMMUNICATIONS FUND

                                                                    NUMBER                 VALUE
                                                                  OF SHARES                (000S)
COMMON STOCKS - 96.1%

ADVERTISING - 6.2%
   Getty Images, Inc. *                                               7,500                $  225
   Omnicom Group, Inc.                                                4,000                   377
-------------------------------------------------------------------------------------------------
                                                                                              602
-------------------------------------------------------------------------------------------------
COMPUTERS - 0.8%
   Brocade Communications System, Inc. *                              3,000                    81
-------------------------------------------------------------------------------------------------
MEDIA - 36.6%
   AOL Time Warner, Inc. *                                           10,000                   236
   Clear Channel Communications, Inc. *                               9,000                   463
   COX Radio, Inc., Class A *                                        10,000                   284
   Hispanic Broadcasting Corp. *                                     17,000                   495
   Meredith Corp.                                                     5,000                   213
   Radio One, Inc., Class A *                                        10,000                   218
   Spanish Broadcasting System, Class A *                            20,000                   271
   USA Networks, Inc. *                                              18,000                   572
   Viacom, Inc., Class B *                                            9,000                   435
   Westwood One, Inc. *                                              10,000                   383
-------------------------------------------------------------------------------------------------
                                                                                            3,570
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 19.6%
   Analog Devices, Inc. *                                             6,000                   270
   Broadcom Corp., Class A *                                         10,000                   359
   Linear Technology Corp.                                            5,000                   221
   Maxim Integrated Products *                                        5,000                   279
   Texas Instruments, Inc.                                           20,000                   662
   Triquint Semiconductor, Inc. *                                    10,000                   120
-------------------------------------------------------------------------------------------------
                                                                                            1,911
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 32.9%
   Alltel Corp.                                                       2,600                   145
   America Movil S.A. de CV ADR                                      15,000                   298
   China Unicom Ltd. *                                              100,000                    97
   CIENA Corp. *                                                      6,500                    59
   Cisco Systems, Inc. *                                             24,000                   406
   Commonwealth Telephone Enterprises, Inc. *                         3,500                   134
   Extreme Networks *                                                 5,000                    52
   JDS Uniphase Corp. *                                              10,000                    59
   Motorola, Inc.                                                    27,000                   383
   Nokia OYJ ADR                                                      8,000                   166
   NTT DoCoMo, Inc.                                                      80                   217
   QUALCOMM, Inc. *                                                   1,800                    68
   RF Micro Devices, Inc. *                                          14,000                   251
   SBC Communications, Inc.                                          10,000                   374
   Scientific-Atlanta, Inc.                                           6,000                   139
   Verizon Communications, Inc.                                       8,000                $  365
-------------------------------------------------------------------------------------------------
                                                                                            3,213
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $10,475)                                                                              9,377

                                                                  PRINCIPAL
                                                                    AMOUNT                 VALUE
                                                                    (000S)                 (000S)
SHORT-TERM INVESTMENTS - 5.9%

   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                $     481                   481
   FHLB Discount Note,
     1.63%, 4/1/02                                                       91                    91
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------
(COST $572)                                                                                   572

TOTAL INVESTMENTS - 102.0%
-------------------------------------------------------------------------------------------------
(COST $11,047)                                                                              9,949
   Liabilities less Other Assets - (2.0)%                                                    (195)
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                        $9,754

*    NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 37 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  GROWTH EQUITY FUND

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
COMMON STOCKS - 96.9%

ADVERTISING - 0.9%
   Lamar Advertising Co. *                                          200,000             $   8,124
-------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.7%
   General Dynamics Corp.                                           133,000                12,495
   United Defense Industries, Inc. *                                 78,000                 2,091
-------------------------------------------------------------------------------------------------
                                                                                           14,586
-------------------------------------------------------------------------------------------------
AGRICULTURE - 0.8%
   UST, Inc.                                                        190,500                 7,416
-------------------------------------------------------------------------------------------------
AIRLINES - 1.1%
   Southwest Airlines Co.                                           489,000                 9,462
-------------------------------------------------------------------------------------------------
BANKS - 0.8%
   Wells Fargo & Co.                                                150,600                 7,440
-------------------------------------------------------------------------------------------------
BEVERAGES - 0.6%
   Coca-Cola (The) Co.                                               94,000                 4,912
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.6%
   Amgen, Inc. *                                                     92,000                 5,491
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 1.5%
   Masco Corp.                                                      482,500                13,245
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.3%
   Aramark Corp., Class B *                                         111,900                 2,954
-------------------------------------------------------------------------------------------------
COMPUTERS - 2.7%
   Affiliated Computer Services, Inc., Class A *                    163,200                 9,160
   Compaq Computer Corp.                                            148,800                 1,555
   EMC Corp. *                                                      165,000                 1,967
   International Business Machines Corp.                             77,000                 8,008
   Sun Microsystems, Inc. *                                         327,200                 2,886
-------------------------------------------------------------------------------------------------
                                                                                           23,576
-------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.0%
   Avon Products, Inc.                                              161,500                 8,773
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 6.1%
   American Express Co.                                             113,200                 4,637
   Citigroup, Inc.                                                  267,400                13,242
   Fannie Mae                                                        82,400                 6,582
   Freddie Mac                                                      216,800                13,738
   MBNA Corp.                                                       179,500                 6,923
   Merrill Lynch & Co., Inc.                                         71,500                 3,960
   Morgan Stanley Dean Witter & Co.                                  78,000                 4,470
-------------------------------------------------------------------------------------------------
                                                                                           53,552
-------------------------------------------------------------------------------------------------
ELECTRONICS - 0.7%
   Flextronics International Ltd. *                                 160,000                 2,920
   Sanmina-SCI Corp. *                                              261,000             $   3,067
-------------------------------------------------------------------------------------------------
                                                                                            5,987
-------------------------------------------------------------------------------------------------
FOOD - 0.3%
   Kraft, Inc., Class A                                              65,000                 2,512
-------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 1.2%
   International Paper Co.                                          247,500                10,645
-------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 6.8%
   Baxter International, Inc.                                       307,600                18,308
   Henry Schein, Inc. *                                             160,500                 7,070
   Johnson & Johnson                                                345,400                22,434
   Patterson Dental Co. *                                           254,200                11,116
-------------------------------------------------------------------------------------------------
                                                                                           58,928
-------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.7%
   Cardinal Health, Inc.                                             64,000                 4,537
   HCA, Inc.                                                        226,200                 9,971
-------------------------------------------------------------------------------------------------
                                                                                           14,508
-------------------------------------------------------------------------------------------------
INSURANCE - 6.5%
   AFLAC, Inc.                                                      142,000                 4,189
   American International Group, Inc.                               264,850                19,106
   Everest Re Group Ltd.                                             97,000                 6,726
   Gallagher (Arthur J.) & Co.                                      182,000                 5,964
   Marsh & McLennan Cos., Inc.                                       64,600                 7,283
   MBIA, Inc.                                                       176,900                 9,675
   Principal Financial Group *                                       41,800                 1,057
   Travelers Property Casualty Corp., Class A *                     115,634                 2,313
-------------------------------------------------------------------------------------------------
                                                                                           56,313
-------------------------------------------------------------------------------------------------
MEDIA - 5.7%
   AOL Time Warner, Inc. *                                          382,400                 9,044
   Clear Channel Communications, Inc. *                             149,700                 7,696
   Comcast Corp., Special Class A *                                 235,500                 7,489
   COX Radio, Inc., Class A *                                        91,000                 2,584
   Entercom Communications Corp. *                                   47,000                 2,579
   USA Networks, Inc. *                                             244,129                 7,756
   Viacom, Inc., Class B *                                          203,500                 9,843
   Westwood One, Inc. *                                              67,000                 2,570
-------------------------------------------------------------------------------------------------
                                                                                           49,561
-------------------------------------------------------------------------------------------------
METALS - DIVERSIFIED - 1.1%
   Alcoa, Inc.                                                      246,600                 9,307
-------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS

EQUITY FUNDS 38 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
MISCELLANEOUS MANUFACTURING - 6.5%
   Danaher Corp.                                                    208,000             $  14,772
   General Electric Co.                                             725,400                27,166
   Minnesota Mining & Manufacturing Co.                              86,100                 9,902
   SPX Corp.                                                         34,600                 4,899
-------------------------------------------------------------------------------------------------
                                                                                           56,739
-------------------------------------------------------------------------------------------------
OIL & GAS - 5.0%
   ChevronTexaco Corp.                                               85,000                 7,673
   Ensco International, Inc.                                        191,900                 5,784
   Exxon Mobil Corp.                                                283,300                12,417
   Noble Drilling Corp. *                                           155,100                 6,420
   Royal Dutch Petroleum Co., New York Shares                       158,700                 8,620
   Transocean Sedco Forex, Inc.                                      80,000                 2,658
-------------------------------------------------------------------------------------------------
                                                                                           43,572
-------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.0%
   BJ Services Co. *                                                127,500                 4,395
   Schlumberger Ltd.                                                215,000                12,646
-------------------------------------------------------------------------------------------------
                                                                                           17,041
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.5%
   Forest Laboratories, Inc. *                                      131,800                10,768
   King Pharmaceuticals, Inc. *                                     184,000                 6,442
   Pfizer, Inc.                                                     580,100                23,053
   Wyeth                                                            245,300                16,104
-------------------------------------------------------------------------------------------------
                                                                                           56,367
-------------------------------------------------------------------------------------------------
REITS - 1.2%
   AvalonBay Communities, Inc.                                      124,400                 6,195
   Equity Office Properties Trust                                   135,500                 4,064
-------------------------------------------------------------------------------------------------
                                                                                           10,259
-------------------------------------------------------------------------------------------------
RETAIL - 11.2%
   BJ's Wholesale Club, Inc. *                                       77,000                 3,442
   Home Depot (The), Inc.                                           423,800                20,601
   Kohl's Corp. *                                                    93,300                 6,638
   Lowe's Cos., Inc.                                                136,500                 5,936
   Staples, Inc. *                                                  106,800                 2,133
   Target Corp.                                                     208,000                 8,969
   TJX Cos., Inc.                                                   274,600                10,987
   Wal-Mart Stores, Inc.                                            435,800                26,710
   Walgreen Co.                                                     306,700                12,020
-------------------------------------------------------------------------------------------------
                                                                                           97,436
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 6.7%
   Applied Materials, Inc. *                                        132,400                 7,186
   Intel Corp.                                                      763,200             $  23,209
   Linear Technology Corp.                                          186,800                 8,260
   Teradyne, Inc. *                                                 247,200                 9,747
   Texas Instruments, Inc.                                          306,100                10,132
-------------------------------------------------------------------------------------------------
                                                                                           58,534
-------------------------------------------------------------------------------------------------
SOFTWARE - 5.5%
   Fiserv, Inc. *                                                   371,250                17,074
   Microsoft Corp. *                                                513,800                30,987
-------------------------------------------------------------------------------------------------
                                                                                           48,061
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.9%
   BellSouth Corp.                                                  277,100                10,214
   Cisco Systems, Inc. *                                            660,800                11,187
   Motorola, Inc.                                                   385,500                 5,474
   SBC Communications, Inc.                                         336,200                12,587
   Verizon Communications, Inc.                                     256,400                11,705
-------------------------------------------------------------------------------------------------
                                                                                           51,167
-------------------------------------------------------------------------------------------------
TOBACCO - 2.2%
   Philip Morris Cos., Inc.                                         365,200                19,235
-------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.1%
   CSX Corp.                                                        226,000                 8,613
   Expeditors International Washington, Inc.                        155,600                 9,491
-------------------------------------------------------------------------------------------------
                                                                                           18,104
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $729,277)                                                                           843,807

OTHER - 1.4%
   Midcap SPDR Trust Series 1                                       121,800                12,034
-------------------------------------------------------------------------------------------------
TOTAL OTHER
-------------------------------------------------------------------------------------------------
(COST $11,280)                                                                             12,034

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 39 EQUITY FUNDS


EQUITY FUNDS

   SCHEDULE OF INVESTMENTS                                        MARCH 31, 2002

   GROWTH EQUITY FUND (CONTINUED)

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
SHORT-TERM INVESTMENT - 0.4%
   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                  $ 3,578              $  3,578
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
-------------------------------------------------------------------------------------------------
(COST $3,578)                                                                               3,578

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.7%
-------------------------------------------------------------------------------------------------
(COST $744,135)                                                                           859,419
   Other Assets less Liabilities - 1.3%                                                    11,757
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $871,176

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2002, Growth Equity Fund had open written option contracts as follows:

                                                                  NUMBER                  VALUE
   TYPE                                                        OF CONTRACTS               (000S)
Phillip Morris Cos. - May 55 Call                                (1,635)                 $  (82)

TOTAL WRITTEN OPTION CONTRACTS
-------------------------------------------------------------------------------------------------
(COST $136)                                                                              $  (82)

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  GROWTH OPPORTUNITIES FUND

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
COMMON STOCKS - 99.4%

AEROSPACE/DEFENSE - 5.8%
   Alliant Techsystems, Inc. *                                        6,500             $     663
   Lockheed Martin Corp.                                             20,000                 1,152
-------------------------------------------------------------------------------------------------
                                                                                            1,815
-------------------------------------------------------------------------------------------------
BANKS - 2.4%
   Bank of America Corp.                                              5,500                   374
   Fifth Third Bancorp                                                5,500                   371
-------------------------------------------------------------------------------------------------
                                                                                              745
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.8%
   Amgen, Inc. *                                                      7,700                   460
   Transkaryotic Therapies, Inc. *                                   10,000                   430
-------------------------------------------------------------------------------------------------
                                                                                              890
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 1.2%
   Masco Corp.                                                       14,000                   384
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 8.6%
   Career Education Corp. *                                          18,000                   713
   Caremark Rx, Inc. *                                               18,000                   351
   Education Management Corp. *                                      10,000                   422
   FTI Consulting, Inc. *                                            15,900                   492
   National Processing, Inc. *                                       12,000                   343
   Valassis Communications, Inc.                                     10,000                   386
-------------------------------------------------------------------------------------------------
                                                                                            2,707
-------------------------------------------------------------------------------------------------
COMPUTERS - 4.6%
   Affiliated Computer Services, Inc., Class A *                     16,200                   909
   Veritas Software Corp. *                                          12,500                   548
-------------------------------------------------------------------------------------------------
                                                                                            1,457
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.7%
   Jefferies Group, Inc.                                             10,000                   482
   Lehman Brothers Holdings, Inc.                                     5,800                   375
-------------------------------------------------------------------------------------------------
                                                                                              857
-------------------------------------------------------------------------------------------------
ENTERTAINMENT - 1.8%
   Argosy Gaming Co. *                                               15,000                   550
-------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 2.0%
   Stericycle, Inc. *                                                10,052                   629
-------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 5.3%
   Baxter International, Inc.                                         8,600                   512
   ICU Medical, Inc. *                                               19,500                   710
   Johnson & Johnson                                                  7,100                   461
-------------------------------------------------------------------------------------------------
                                                                                            1,683
-------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 3.3%
   Unilab Corp. *                                                    18,950                   466
   UnitedHealth Group, Inc.                                           7,500             $     573
-------------------------------------------------------------------------------------------------
                                                                                            1,039
-------------------------------------------------------------------------------------------------
HOME FURNISHINGS - 1.1%
   Ethan Allen Interiors, Inc.                                        9,000                   343
-------------------------------------------------------------------------------------------------
INSURANCE - 2.9%
   Brown & Brown, Inc.                                               16,000                   502
   Everest Re Group Ltd.                                              6,000                   416
-------------------------------------------------------------------------------------------------
                                                                                              918
-------------------------------------------------------------------------------------------------
MEDIA - 6.7%
   COX Radio, Inc., Class A *                                        12,000                   341
   Radio One, Inc., Class A *                                        42,000                   914
   Spanish Broadcasting System, Inc., Class A *                      63,000                   853
-------------------------------------------------------------------------------------------------
                                                                                            2,108
-------------------------------------------------------------------------------------------------
OIL & GAS - 6.4%
   Ocean Energy, Inc.                                                19,500                   386
   Remington Oil & Gas Corp. *                                       28,000                   564
   Rowan Cos., Inc. *                                                17,000                   392
   XTO Energy, Inc.                                                  34,000                   682
-------------------------------------------------------------------------------------------------
                                                                                            2,024
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.1%
   D&K Healthcare Resources, Inc.                                    10,000                   600
   Forest Laboratories, Inc. *                                        5,600                   458
   KV Pharmaceutical Co., Class A *                                  20,000                   582
   Medicis Pharmaceutical Corp., Class A *                            5,000                   277
-------------------------------------------------------------------------------------------------
                                                                                            1,917
-------------------------------------------------------------------------------------------------
RETAIL - 15.4%
   AFC Enterprises *                                                 14,000                   468
   Best Buy Co., Inc. *                                               6,800                   539
   Fred's, Inc.                                                      20,500                   738
   Friedman's, Inc., Class A                                         36,500                   392
   Kohl's Corp. *                                                     6,100                   434
   Lowe's Cos., Inc.                                                 11,000                   479
   O'Reilly Automotive, Inc. *                                       14,000                   442
   Target Corp.                                                      11,900                   513
   Wal-Mart Stores, Inc.                                              6,500                   398
   Williams-Sonoma, Inc. *                                           10,000                   460
-------------------------------------------------------------------------------------------------
                                                                                            4,863
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 12.7%
   Applied Materials, Inc. *                                          7,200                   391
   Entegris, Inc. *                                                  28,000                   452

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 41 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  GROWTH OPPORTUNITIES FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Integrated Circuit Systems, Inc. *                                19,000             $     388
   Intel Corp.                                                       17,600                   535
   LTX Corp. *                                                       16,000                   435
   Microchip Technology, Inc. *                                      12,000                   502
   Semtech Corp. *                                                   10,000                   365
   Varian Semiconductor Equipment Associates, Inc. *                 10,000                   450
   Zoran Corp. *                                                     11,000                   480
-------------------------------------------------------------------------------------------------
                                                                                            3,998
-------------------------------------------------------------------------------------------------
SOFTWARE - 6.2%
   Activision, Inc. *                                                15,966                   476
   Advent Software, Inc. *                                            8,000                   474
   InterCept, Inc. *                                                 12,000                   435
   Microsoft Corp. *                                                  9,500                   573
-------------------------------------------------------------------------------------------------
                                                                                            1,958
-------------------------------------------------------------------------------------------------
TEXTILES - 1.4%
   G & K Services, Inc., Class A                                     11,500                   429
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $25,433)                                                                             31,314

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
SHORT-TERM INVESTMENT - 0.7%

   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                 $    230                   230
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
-------------------------------------------------------------------------------------------------
(COST $230)                                                                                   230

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%
-------------------------------------------------------------------------------------------------
(COST $25,663)                                                                             31,544
   Liabilities less Other Assets - (0.1)%                                                     (46)
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                       $31,498

*    NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  INCOME EQUITY FUND

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
COMMON STOCKS - 12.8%
BANKS - 2.2%
   Bank of America Corp.                                             30,000             $   2,041
   Bank One Corp.                                                    50,000                 2,089
-------------------------------------------------------------------------------------------------
                                                                                            4,130
-------------------------------------------------------------------------------------------------
BEVERAGES - 0.7%
   Coca-Cola (The) Co.                                               25,000                 1,307
-------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.9%
   Gillette Co.                                                      50,000                 1,700
-------------------------------------------------------------------------------------------------
FOOD - 1.3%
   Albertson's, Inc.                                                 15,000                   497
   Kellogg Co.                                                       60,000                 2,014
-------------------------------------------------------------------------------------------------
                                                                                            2,511
-------------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.9%
   Black & Decker Corp.                                              35,000                 1,629
-------------------------------------------------------------------------------------------------
INSURANCE - 0.6%
   Lincoln National Corp.                                            23,957                 1,215
-------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.0%
   Alliance Capital Management Holding L.P.                          40,000                 1,863
-------------------------------------------------------------------------------------------------
REITS - 2.2%
   Archstone-Smith Trust                                             62,270                 1,668
   ProLogis Trust                                                    51,280                 1,198
   Simon Property Group, Inc.                                        40,000                 1,305
-------------------------------------------------------------------------------------------------
                                                                                            4,171
-------------------------------------------------------------------------------------------------
RETAIL - 1.9%
   Target Corp.                                                      60,000                 2,587
   TJX Cos., Inc.                                                    25,000                 1,000
-------------------------------------------------------------------------------------------------
                                                                                            3,587
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.5%
   National Semiconductor Corp. *                                    30,000                 1,011
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.6%
   Verizon Communications, Inc.                                      23,000                 1,050
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $22,587)                                                                             24,174

CONVERTIBLE PREFERRED STOCKS - 40.6%
AEROSPACE/DEFENSE - 3.0%
   Northrop Grumman Corp.                                            30,000                 3,664
   Raytheon Co.                                                      30,000                 2,040
-------------------------------------------------------------------------------------------------
                                                                                            5,704
-------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 2.6%
   Ford Motor Co. Capital Trust II                                   40,000                 2,249
   General Motors Corp., Series B *                                 100,000             $   2,733
-------------------------------------------------------------------------------------------------
                                                                                            4,982
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.2%
   United Rentals Trust I                                           100,000                 4,113
-------------------------------------------------------------------------------------------------
COMPUTERS - 1.6%
   Electronic Data System Corp.                                      60,000                 3,033
-------------------------------------------------------------------------------------------------
ELECTRIC - 9.8%
   Ameren Corp. *                                                    80,000                 2,168
   Duke Energy Corp.                                                 80,000                 1,986
   FPL Group, Inc. *                                                 80,000                 4,488
   Sierra Pacific Resources *                                        80,000                 4,328
   TECO Energy, Inc.                                                100,000                 2,776
   TXU Corp.                                                         50,000                 2,840
-------------------------------------------------------------------------------------------------
                                                                                           18,586
-------------------------------------------------------------------------------------------------
FOOD - 3.4%
   Suiza Capital Trust II                                           125,000                 6,484
-------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 1.0%
   International Paper Capital Trust                                 40,000                 1,855
-------------------------------------------------------------------------------------------------
HOUSEWARES - 2.2%
   Newell Financial Trust I                                         100,000                 4,113
-------------------------------------------------------------------------------------------------
INSURANCE - 1.7%
   Prudential Financial, Inc. *                                      20,000                 1,105
   Travelers Property Casualty Corp. *                               80,000                 2,120
-------------------------------------------------------------------------------------------------
                                                                                            3,225
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 3.0%
   Cummins Capital Trust I (1)                                       95,000                 5,593
-------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 2.2%
   Pogo Trust I                                                      25,000                 1,677
   Unocal Capital Trust                                              50,000                 2,550
-------------------------------------------------------------------------------------------------
                                                                                            4,227
-------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.7%
   Weatherford International, Inc.                                   25,000                 1,266
-------------------------------------------------------------------------------------------------
REITS - 0.6%
   Rouse (The) Co.                                                   25,000                 1,119
-------------------------------------------------------------------------------------------------
RETAIL - 0.3%
   Wendy's Financing, Series A                                       10,000                   672
-------------------------------------------------------------------------------------------------
SAVINGS & LOANS - 3.2%
   Sovereign Capital Trust II                                        75,000                 5,999
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.8%
   Motorola, Inc.                                                    75,000                 3,331

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 43 EQUITY FUNDS


                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
TRANSPORTATION - 1.3%
   Union Pacific Capital Trust                                       50,000             $   2,500
-------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
-------------------------------------------------------------------------------------------------
(COST $67,402)                                                                             76,802

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
CONVERTIBLE BONDS - 33.7%
AEROSPACE/DEFENSE - 0.3%
   EDO Corp., (1)
     5.25%, 4/15/07                                                 $   500             $     553
-------------------------------------------------------------------------------------------------
AIRLINES - 0.5%
   Continental Airlines, Inc.,
     4.50%, 2/1/07                                                    1,000                   966
-------------------------------------------------------------------------------------------------
APPAREL - 0.5%
   Reebok International Ltd., (1)
     4.25%, 3/1/21                                                    1,000                 1,034
-------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.1%
   Magna International, Inc.,
     4.88%, 2/15/05                                                   2,000                 2,095
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.9%
   First Data Corp.,
     2.00%, 3/1/08                                                    2,000                 2,402
   Service Corp. International,
     6.75%, 6/22/08                                                   3,000                 3,030
-------------------------------------------------------------------------------------------------
                                                                                            5,432
-------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.6%
   Avon Products, (1)
     0.00%, 7/12/20                                                   2,000                 1,080
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.7%
   Costco Wholesale Corp.,
     0.00%, 8/19/17                                                   1,500                 1,380
-------------------------------------------------------------------------------------------------
FOOD - 0.3%
   Performance Food Group Co.,
     5.50%, 10/16/08                                                    500                   608
-------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 2.1%
   Sunrise Assisted Living, Inc., (1)
     5.25%, 2/1/09                                                    3,000                  2876
   Universal Health Services, Inc.,
     0.43%, 6/23/20                                                   2,000                 1,110
-------------------------------------------------------------------------------------------------
                                                                                            3,986
-------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.6%
   American Greetings,
     7.00%, 7/15/06 (1)                                             $ 1,000             $   1,548
     7.00%, 7/15/06                                                   1,000                 1,547
-------------------------------------------------------------------------------------------------
                                                                                            3,095
-------------------------------------------------------------------------------------------------
INSURANCE - 0.4%
   Ohio Casualty Corp., (1)
     5.00%, 3/19/22                                                     750                   803
-------------------------------------------------------------------------------------------------
LEISURE TIME - 0.6%
   Royal Caribbean Cruises Ltd.,
     0.00%, 2/2/21                                                    3,000                 1,103
-------------------------------------------------------------------------------------------------
LODGING - 0.5%
   Hilton Hotels Corp.,
     5.00%, 5/15/06                                                   1,000                   948
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.5%
   Briggs & Stratton, (1)
     5.00%, 5/15/06                                                   2,500                 2,756
-------------------------------------------------------------------------------------------------
MEDIA - 1.1%
   Clear Channel Communications,
     2.63%, 4/1/03                                                    2,000                 2,035
-------------------------------------------------------------------------------------------------
OIL & GAS - 1.1%
   Devon Energy Corp.,
     4.90%, 8/15/08                                                   2,000                 2,003
-------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 0.9%
   Loews Corp.,
     3.13%, 9/15/07                                                   2,000                 1,698
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.8%
   Amerisource Health Corp., (1)
     5.00%, 12/1/07                                                   1,000                 1,478
-------------------------------------------------------------------------------------------------
REAL ESTATE - 1.1%
   EOP Operating LP,
     7.25%, 11/15/08                                                  2,000                 2,117
-------------------------------------------------------------------------------------------------
RETAIL - 6.7%
   Gap (The), Inc., (1)
     5.75%, 3/15/09                                                   1,000                 1,158
   JC Penney Co., Inc., (1)
     5.00%, 10/15/08                                                  3,000                 2,797
   Kohls Corp., (1)
     0.00%, 6/12/20                                                   4,000                 2,545
   Lowe's Cos. (1)
     0.00%, 2/16/21                                                   4,000                 3,160

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 44 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
   TJX Cos., Inc., (1)
     0.00%, 2/13/21                                                 $ 4,000              $  3,080
-------------------------------------------------------------------------------------------------
                                                                                           12,740
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 4.9%
   Analog Devices, Inc., (1)
     4.75%, 10/1/05                                                   1,000                   949
   Fairchild Semiconductor International, Inc., (1)
     5.00%, 11/1/08                                                   2,000                 2,450
   International Rectifier Corp.,
     4.25%, 7/15/07                                                   4,000                 3,705
   Kulicke & Soffa Industries, (1)
     5.25%, 8/15/06                                                     500                   639
   Lam Research Corp., (1)
     4.00%, 6/1/06                                                    1,500                 1,481
-------------------------------------------------------------------------------------------------
                                                                                            9,224
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.2%
   EchoStar Communications Corp.,
     4.88%, 1/1/07                                                    3,000                 2,707
   Motorola, Inc.,
     3.50%, 1/15/31 (1)                                               1,000                   720
     3.50%, 1/15/31                                                   1,000                   720
-------------------------------------------------------------------------------------------------
                                                                                            4,147
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.5%
   Charter Communications, Inc., (1)
     5.75%, 10/15/05                                                  1,000                   871
-------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.5%
   United Parcel Service, Inc.,
     1.75%, 9/27/07                                                   1,000                 1,011
-------------------------------------------------------------------------------------------------
TRUCKING & LEASING - 0.3%
   Gatx Corp., (1)
     7.50%, 2/1/07                                                      500                   579
-------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
-------------------------------------------------------------------------------------------------
(COST $63,210)                                                                             63,742

SHORT-TERM INVESTMENT - 12.9%
   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                  $24,289              $ 24,289
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
-------------------------------------------------------------------------------------------------
(COST $24,289)                                                                             24,289

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
-------------------------------------------------------------------------------------------------
(COST $177,488)                                                                           189,007
   Other Assets less Liabilities - 0.0%                                                        73
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $189,080

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2002, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $38,150,000 OR 20.2% OF NET ASSETS.

*    NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 45 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  INTERNATIONAL GROWTH EQUITY FUND

                                                                   NUMBER                 VALUE
                                                                 OF SHARES                (000S)
COMMON STOCKS - 98.0%
AUSTRALIA - 5.8%
   Coles Myer Ltd.                                                  897,082              $  4,108
   Commonwealth Bank of Australia                                   285,650                 4,885
   M.I.M. Holdings Ltd.                                           6,913,852                 4,981
-------------------------------------------------------------------------------------------------
                                                                                           13,974
-------------------------------------------------------------------------------------------------
CANADA - 3.8%
   ATI Technologies, Inc. *                                         307,659                 4,078
   Canadian Natural Resources Ltd.                                  152,764                 4,941
-------------------------------------------------------------------------------------------------
                                                                                            9,019
-------------------------------------------------------------------------------------------------
CHINA - 2.0%
   PetroChina Co. Ltd.                                           23,152,000                 4,779
-------------------------------------------------------------------------------------------------
DENMARK - 2.7%
   Group 4 Falck A/S                                                 15,202                 1,820
   Novo-Nordisk A/S, Class B                                        116,418                 4,638
-------------------------------------------------------------------------------------------------
                                                                                            6,458
-------------------------------------------------------------------------------------------------
FINLAND - 2.0%
   Nokia OYJ                                                        228,407                 4,828
-------------------------------------------------------------------------------------------------
FRANCE - 6.6%
   Aventis S.A.                                                      84,100                 5,811
   BNP Paribas                                                      116,800                 5,900
   Credit Lyonnais S.A.                                             109,043                 4,153
-------------------------------------------------------------------------------------------------
                                                                                           15,864
-------------------------------------------------------------------------------------------------
GERMANY - 5.4%
   Deutsche Bank A.G. (Registered)                                   42,595                 2,747
   Porsche A.G. - Preferred                                          11,167                 5,076
   Schering A.G.                                                     86,050                 5,037
-------------------------------------------------------------------------------------------------
                                                                                           12,860
-------------------------------------------------------------------------------------------------
HONG KONG - 1.5%
   Hong Kong Electric Holdings Ltd.                                 942,500                 3,565
-------------------------------------------------------------------------------------------------
ITALY - 4.4%
   ENI S.p.A.                                                       423,030                 6,200
   Snam Rete Gas                                                  1,598,950                 4,283
-------------------------------------------------------------------------------------------------
                                                                                           10,483
-------------------------------------------------------------------------------------------------
JAPAN - 21.2%
   Asahi Glass Co. Ltd.                                             902,000                 5,744
   CSK Corp.                                                         84,200                 2,224
   Dai Nippon Printing Co. Ltd.                                     190,000                 2,135
   Honda Motor Co. Ltd.                                              91,700                 3,854
   Ishikawajima-Harima Heavy Industries Co. Ltd.                  1,366,000                 2,525
   KDDI Corp.                                                         1,789                 4,576
   Konica Corp.                                                     743,000                 4,698
   Matsushita Electric Works Ltd.                                   566,000                 4,313
   Mitsubishi Electric Corp.                                      1,064,000              $  4,897
   Nippon Sanso Corp.                                               726,000                 1,775
   Nitto Denko Corp.                                                142,300                 4,155
   Nomura Research Institute                                          9,000                 1,120
   Sumitomo Corp.                                                   710,000                 3,937
   Toyota Industries Corp.                                          292,000                 4,671
-------------------------------------------------------------------------------------------------
                                                                                           50,624
-------------------------------------------------------------------------------------------------
KOREA (REPUBLIC OF) - 3.3%
   Kookmin Bank ADR *                                                73,500                 3,096
   Korea Telecom Corp. ADR *                                        201,200                 4,825
-------------------------------------------------------------------------------------------------
                                                                                            7,921
-------------------------------------------------------------------------------------------------
NETHERLANDS - 6.9%
   Koninklijke Philips Electronics N.V.                             149,105                 4,549
   Numico N.V.                                                      209,604                 5,778
   Royal KPN N.V.                                                 1,200,644                 6,149
-------------------------------------------------------------------------------------------------
                                                                                           16,476
-------------------------------------------------------------------------------------------------
NORWAY - 1.8%
   Telenor ASA                                                    1,058,208                 4,361
-------------------------------------------------------------------------------------------------
PORTUGAL - 0.7%
   Brisa-Auto Estradas de Portugal S.A.                             353,979                 1,649
-------------------------------------------------------------------------------------------------
SINGAPORE - 1.5%
   Oversea-Chinese Banking Corp.                                    487,000                 3,645
-------------------------------------------------------------------------------------------------
SPAIN - 4.4%
   ACS, Actividades de Construccion y Servicios,
     S.A.                                                            99,975                 2,765
   Amadeus Global Travel Distribution S.A.,
     Class A *                                                      531,921                 3,782
   Inditex S.A. *                                                   209,449                 3,938
-------------------------------------------------------------------------------------------------
                                                                                           10,485
-------------------------------------------------------------------------------------------------
SWEDEN - 6.9%
   Eniro AB *                                                       570,047                 4,623
   Nordea AB                                                        611,580                 3,483
   Securitas AB, Class B                                            181,074                 3,592
   Svenska Cellulosa AB, Class B                                    156,713                 4,872
-------------------------------------------------------------------------------------------------
                                                                                           16,570
-------------------------------------------------------------------------------------------------
SWITZERLAND - 5.4%
   Givaudan A.G. (Registered)                                        13,040                 4,187
   Novartis A.G. (Registered)                                       215,335                 8,469
   Syngenta A.G. ADR *                                               21,124                   260
-------------------------------------------------------------------------------------------------
                                                                                           12,916
-------------------------------------------------------------------------------------------------
UNITED KINGDOM - 11.7%
   British Sky Broadcasting PLC *                                   415,976                 4,928

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 46 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                   NUMBER                 VALUE
                                                                 OF SHARES                (000S)
   GKN PLC                                                        1,049,069              $  5,154
   Hilton Group PLC                                               1,266,838                 4,496
   HSBC Holdings PLC                                                689,958                 7,978
   Legal & General Group PLC                                        826,000                 1,900
   Reckitt Benckiser PLC                                             74,332                 1,222
   Rio Tinto PLC                                                    118,312                 2,338
-------------------------------------------------------------------------------------------------
                                                                                           28,016
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $214,893)                                                                           234,493

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
SHORT-TERM INVESTMENT - 0.3%
   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                               $      645                   645
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
-------------------------------------------------------------------------------------------------
(COST $645)                                                                                   645

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.3%
-------------------------------------------------------------------------------------------------
(COST $215,538)                                                                           235,138
   Other Assets less Liabilities - 1.7%                                                     3,997
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $239,135

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2002, the International Growth Equity Fund's investments were diversified as follows:

INDUSTRY SECTOR                          PERCENTAGE
Consumer Discretionary                         20.0%
Consumer Staples                                3.1
Energy                                          6.9
Financials                                     16.2
Health Care                                    10.5
Industrials                                    14.6
Information Technology                          9.1
Materials                                       7.9
Telecommunications Services                     8.4
Utilities                                       3.3
---------------------------------------------------

Total                                         100.0%

At March 31, 2002, the International Growth Equity Fund's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                  PERCENTAGE
Euro                                           30.8%
Japanese Yen                                   21.3
British Pound                                  11.8
Swedish Krona                                   7.0
Australian Dollar                               5.9
Swiss Franc                                     5.4
All other currencies less than 5%              17.8
---------------------------------------------------

Total                                         100.0%

At March 31, 2002, International Growth Equity Fund had outstanding foreign currency contracts as follows:

                                 CONTRACT    CONTRACT
                                  AMOUNT      AMOUNT
                                  (LOCAL      (U.S.     UNREALIZED
CONTRACT              DELIVERY   CURRENCY)   DOLLARS)   GAIN/(LOSS)
 TYPE      CURRENCY    DATE       (000S)      (000S)      (000S)
           Danish
Sell       Kroner     4/2/02          $984       $116        $1
           Danish
Sell       Kroner     4/3/02       $17,351     $2,037        $-
           Swedish
Buy        Krona      4/2/02       $17,090     $1,653       $(3)
           Japanese
Sell       Yen        4/1/02      $577,530     $4,355       $(2)
           Japanese
Buy        Yen        4/2/02      $291,980     $2,204       $(1)
-------------------------------------------------------------------

Total                                                       $(5)

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 47 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  INTERNATIONAL SELECT EQUITY FUND

                                                                   NUMBER                 VALUE
                                                                 OF SHARES                (000S)
COMMON STOCKS - 97.9%
AUSTRALIA - 4.9%
   Commonwealth Bank of Australia                                   102,050             $   1,745
   M.I.M. Holdings Ltd.                                           2,052,384                 1,479
-------------------------------------------------------------------------------------------------
                                                                                            3,224
-------------------------------------------------------------------------------------------------
CANADA - 2.7%
   Canadian Natural Resources Ltd.                                   54,397                 1,759
-------------------------------------------------------------------------------------------------
CHINA - 2.3%
   PetroChina Co. Ltd.                                            7,402,000                 1,528
-------------------------------------------------------------------------------------------------
FINLAND - 2.1%
   Nokia OYJ                                                         65,066                 1,375
-------------------------------------------------------------------------------------------------
FRANCE - 5.4%
   Aventis S.A.                                                      28,730                 1,985
   Credit Lyonnais S.A.                                              40,140                 1,529
-------------------------------------------------------------------------------------------------
                                                                                            3,514
-------------------------------------------------------------------------------------------------
GERMANY - 5.9%
   Deutsche Bank A.G. (Registered)                                   28,650                 1,848
   Porsche A.G. - Preferred                                           4,445                 2,020
-------------------------------------------------------------------------------------------------
                                                                                            3,868
-------------------------------------------------------------------------------------------------
ITALY - 4.7%
   ENI S.p.A.                                                       118,464                 1,736
   Snam Rete Gas                                                    494,640                 1,325
-------------------------------------------------------------------------------------------------
                                                                                            3,061
-------------------------------------------------------------------------------------------------
JAPAN - 30.6%
   Alps Electric Co. Ltd.                                            16,000                   193
   CSK Corp.                                                         27,200                   718
   Eisai Co. Ltd.                                                    60,000                 1,480
   Ishikawajima-Harima Heavy Industries Co. Ltd.                    487,000                   900
   KDDI Corp.                                                           611                 1,563
   Konica Corp.                                                     220,000                 1,391
   Matsushita Electric Works Ltd.                                   172,000                 1,311
   Megachips Corp.                                                   34,000                   911
   Mitsubishi Electric Corp.                                        347,000                 1,597
   Mitsumi Electric Co. Ltd.                                        122,000                 1,951
   Nippon Sanso Corp.                                               103,000                   252
   Nippon Steel Corp.                                               966,000                 1,385
   Nitto Denko Corp.                                                 58,000                 1,694
   Nomura Research Institute                                          2,900                   361
   Sumitomo Corp.                                                   232,000                 1,287
   Toyota Industries Corp.                                           86,000                 1,376
   Yahoo Japan Corp. *                                                    4                    96
   Yokogawa Electric Corp.                                          177,000               $ 1,462
-------------------------------------------------------------------------------------------------
                                                                                           19,928
-------------------------------------------------------------------------------------------------
KOREA (REPUBLIC OF) - 4.7%
   Kookmin Bank ADR *                                                31,500                 1,327
   SK Telecom Co. Ltd. ADR                                           70,717                 1,739
-------------------------------------------------------------------------------------------------
                                                                                            3,066
-------------------------------------------------------------------------------------------------
NETHERLANDS - 6.1%
   Numico N.V.                                                       69,996                 1,930
   Royal KPN N.V.                                                   404,598                 2,072
-------------------------------------------------------------------------------------------------
                                                                                            4,002
-------------------------------------------------------------------------------------------------
SINGAPORE - 1.6%
   Oversea-Chinese Banking Corp.                                    137,000                 1,025
-------------------------------------------------------------------------------------------------
SPAIN - 4.1%
   Amadeus Global Travel Distribution S.A., Class A *               221,322                 1,574
   Inditex S.A. *                                                    59,207                 1,113
-------------------------------------------------------------------------------------------------
                                                                                            2,687
-------------------------------------------------------------------------------------------------
SWEDEN - 5.5%
   Eniro AB *                                                       160,190                 1,299
   Nordea AB                                                        168,530                   960
   Svenska Cellulosa AB, Class B                                     42,583                 1,324
-------------------------------------------------------------------------------------------------
                                                                                            3,583
-------------------------------------------------------------------------------------------------
SWITZERLAND - 4.8%
   Givaudan A.G. (Registered)                                         4,460                 1,432
   Novartis A.G. (Registered)                                        42,718                 1,680
-------------------------------------------------------------------------------------------------
                                                                                            3,112
-------------------------------------------------------------------------------------------------
UNITED KINGDOM - 12.5%
   British Sky Broadcasting PLC *                                   143,543                 1,701
   GKN PLC                                                          298,277                 1,465
   Hilton Group PLC                                                 419,903                 1,490
   HSBC Holdings PLC                                                194,020                 2,244
   Legal & General Group PLC                                        234,000                   538
   Rio Tinto PLC                                                     34,739                   687
-------------------------------------------------------------------------------------------------
                                                                                            8,125
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $59,995)                                                                             63,857

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 48 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
SHORT-TERM INVESTMENT - 0.1%
   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                    $  67               $    67
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
-------------------------------------------------------------------------------------------------
(COST $67)                                                                                     67

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.0%
-------------------------------------------------------------------------------------------------
(COST $60,062)                                                                             63,924
   Other Assets less Liabilities - 2.0%                                                     1,314
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                       $65,238

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2002, the International Select Equity Fund's investments were diversified as follows:

INDUSTRY SECTOR                          PERCENTAGE
Consumer Discretionary                         17.0%
Consumer Staples                                3.1
Energy                                          8.1
Financials                                     17.7
Health Care                                     8.1
Industrials                                    10.0
Information Technology                         15.3
Materials                                      10.3
Telecommunications Services                     8.3
Utilities                                       2.1
----------------------------------------------------

Total                                         100.0%

At March 31, 2002, the International Select Equity Fund's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                  PERCENTAGE
Japanese Yen                                     30.6%
Euro                                             28.5
British Pound                                    12.5
Swedish Krona                                     5.5
Australian Dollar                                 5.0
All other currencies less than 5%                17.9
-------------------------------------------------------

Total                                           100.0%

At March 31, 2002, International Select Equity Fund had outstanding foreign currency contracts as follows:

                                 CONTRACT    CONTRACT
                                  AMOUNT      AMOUNT
                                  (LOCAL      (U.S.     UNREALIZED
CONTRACT              DELIVERY   CURRENCY)   DOLLARS)     (LOSS)
 TYPE      CURRENCY    DATE       (000S)      (000S)      (000S)
           Japanese
Sell       Yen         4/1/02     $215,885     $1,628       $(1)
           Japanese
Buy        Yen         4/2/02      $32,090       $242        $-
           Swedish
Buy        Krona       4/2/02      $10,196       $986       $(1)

------------------------------------------------------------------
Total                                                       $(2)

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 49 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  LARGE CAP VALUE FUND

                                                              NUMBER               VALUE
                                                            OF SHARES             (000S)
COMMON STOCKS - 96.3%

AEROSPACE/DEFENSE - 1.8%
    Northrop Grumman Corp.                                    43,000            $      4,861
--------------------------------------------------------------------------------------------
BANKS - 5.4%
    Mellon Financial Corp.                                   115,000                   4,438
    Wachovia Corp.                                           140,000                   5,191
    Wells Fargo & Co.                                         97,000                   4,792
--------------------------------------------------------------------------------------------
                                                                                      14,421
--------------------------------------------------------------------------------------------
BUILDING MATERIALS - 2.0%
    Masco Corp.                                              196,000                   5,380
--------------------------------------------------------------------------------------------
CHEMICALS - 3.7%
    Dow Chemical (The) Co.                                   156,000                   5,104
    Rohm & Haas Co.                                          112,000                   4,734
--------------------------------------------------------------------------------------------
                                                                                       9,838
--------------------------------------------------------------------------------------------
COMPUTERS - 2.2%
    Hewlett-Packard Co.                                      328,000                   5,884
--------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 7.3%
    Avon Products, Inc.                                       88,000                   4,780
    Gillette Co.                                             150,000                   5,101
    Kimberly-Clark Corp.                                      72,000                   4,655
    Procter & Gamble Co.                                      55,000                   4,955
--------------------------------------------------------------------------------------------
                                                                                      19,491
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 4.5%
    Morgan (J.P.) Chase & Co.                                174,000                   6,203
    Morgan Stanley Dean Witter & Co.                         104,000                   5,960
--------------------------------------------------------------------------------------------
                                                                                      12,163
--------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.1%
    Emerson Electric Co.                                      96,000                   5,509
--------------------------------------------------------------------------------------------
FOOD - 1.8%
    General Mills, Inc.                                       98,000                   4,787
--------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 3.6%
    International Paper Co.                                  115,000                   4,946
    MeadWestvaco Corp.                                       141,000                   4,674
--------------------------------------------------------------------------------------------
                                                                                       9,620
--------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 1.7%
    Snap-On, Inc.                                            135,000                   4,597
--------------------------------------------------------------------------------------------
HOME FURNISHINGS - 1.7%
    Whirlpool Corp.                                           62,000                   4,684
--------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.7%
    Avery Dennison Corp.                                      74,000                   4,516
--------------------------------------------------------------------------------------------
INSURANCE - 8.8%
    Allstate Corp.                                           135,000                   5,099
    Hartford Financial Services Group, Inc.                   69,000            $      4,700
    Lincoln National Corp.                                    88,000                   4,464
    Marsh & McLennan Cos., Inc.                               44,000                   4,961
    SAFECO Corp.                                             137,000                   4,389
--------------------------------------------------------------------------------------------
                                                                                      23,613
--------------------------------------------------------------------------------------------
LEISURE TIME - 0.7%
    Royal Caribbean Cruises Ltd.                              85,000                   1,917
--------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 1.7%
    Caterpillar, Inc.                                         82,000                   4,662
--------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.6%
    Deere & Co.                                               96,000                   4,373
--------------------------------------------------------------------------------------------
MEDIA - 1.7%
    McGraw-Hill Cos., Inc.                                    68,000                   4,641
--------------------------------------------------------------------------------------------
MINING - 2.0%
    Alcoa, Inc.                                              141,000                   5,321
--------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 7.8%
    General Electric Co.                                     150,000                   5,618
    Honeywell International, Inc.                            143,000                   5,473
    Minnesota Mining & Manufacturing Co.                      42,000                   4,830
    Pall Corp.                                               245,000                   5,020
--------------------------------------------------------------------------------------------
                                                                                      20,941
--------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 1.9%
    Pitney Bowes, Inc.                                       117,000                   5,008
--------------------------------------------------------------------------------------------
OIL & GAS - 9.1%
    ChevronTexaco Corp.                                       51,000                   4,604
    Conoco, Inc.                                             192,000                   5,603
    Marathon Oil Corp.                                       179,000                   5,155
    Phillips Petroleum Co.                                    75,000                   4,710
    Unocal Corp.                                             115,000                   4,479
--------------------------------------------------------------------------------------------
                                                                                      24,551
--------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.0%
    Bristol-Myers SquibbCo.                                  144,000                   5,831
    Wyeth                                                     73,000                   4,792
--------------------------------------------------------------------------------------------
                                                                                      10,623
--------------------------------------------------------------------------------------------
PIPELINES - 4.5%
    El Paso Corp.                                            138,000                   6,076
    Williams (The) Cos., Inc.                                260,000                   6,126
--------------------------------------------------------------------------------------------
                                                                                      12,202
--------------------------------------------------------------------------------------------
RETAIL - 5.0%
    Limited (The), Inc.                                      278,000                   4,976

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 50 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                              NUMBER               VALUE
                                                            OF SHARES              (000S)
    Nordstrom, Inc.                                          202,000            $      4,949
    Penney (J.C.) Co., Inc.                                  170,000                   3,521
--------------------------------------------------------------------------------------------
                                                                                      13,446
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 8.0%
    Alltel Corp.                                             103,000                   5,722
    BellSouth Corp.                                          144,000                   5,309
    SBC Communications, Inc.                                 142,000                   5,316
    Verizon Communications, Inc.                             115,000                   5,250
--------------------------------------------------------------------------------------------
                                                                                      21,597
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------------------
(COST $238,580)                                                                      258,646

                                                           PRINCIPAL
                                                            AMOUNT                 VALUE
                                                            (000S)                 (000S)
SHORT-TERM INVESTMENT - 4.9%

    CDC Ixis, Paris, France,
      Eurodollar Time Deposit,
      2.00%, 4/1/02                                          $13,210                  13,210
--------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------------------
(COST $13,210)                                                                        13,210

--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.2%
--------------------------------------------------------------------------------------------
(COST $251,790)                                                                      271,856
    Liabilities less Other Assets - (1.2)%                                            (3,163)
--------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                 $268,693

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 51 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  MID CAP GROWTH FUND

                                                              NUMBER               VALUE
                                                            OF SHARES              (000S)
COMMON STOCKS - 98.7%
ADVERTISING - 2.9%
    Interpublic Group Cos. (The), Inc.                       112,000            $      3,839
    Lamar Advertising Co. *                                  141,845                   5,762
--------------------------------------------------------------------------------------------
                                                                                       9,601
--------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
    L-3 Communications Holdings, Inc. *                       33,280                   3,727
--------------------------------------------------------------------------------------------
AGRICULTURE - 1.3%
    UST, Inc.                                                106,600                   4,150
--------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.0%
    Superior Industries International, Inc.                   67,180                   3,277
--------------------------------------------------------------------------------------------
BANKS - 1.2%
    M&T Bank Corp.                                            48,200                   3,874
--------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.6%
    IDEC Pharmaceuticals Corp. *                              81,550                   5,244
--------------------------------------------------------------------------------------------
CHEMICALS - 2.4%
    Air Products & Chemicals, Inc.                            62,400                   3,223
    Cabot Corp.                                              125,450                   4,623
--------------------------------------------------------------------------------------------
                                                                                       7,846
--------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 7.6%
    Career Education Corp. *                                 133,125                   5,272
    Caremark Rx, Inc. *                                      218,900                   4,269
    Concord EFS, Inc. *                                       89,285                   2,969
    Education Management Corp. *                              74,900                   3,158
    First Health Group Corp. *                               205,925                   4,969
    FTI Consulting, Inc. *                                   144,000                   4,461
--------------------------------------------------------------------------------------------
                                                                                      25,098
--------------------------------------------------------------------------------------------
COMPUTERS - 1.3%
    Affiliated Computer Services, Inc., Class A *             79,050                   4,437
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.0%
    Metris Cos., Inc.                                        170,000                   3,400
    SEI Investments Co.                                       72,200                   3,091
--------------------------------------------------------------------------------------------
                                                                                       6,491
--------------------------------------------------------------------------------------------
ELECTRONICS - 2.9%
    Mettler-Toledo International, Inc. *                      94,750                   4,288
    Parker-Hannifin Corp.                                     32,750                   1,634
    Waters Corp. *                                           131,300                   3,673
--------------------------------------------------------------------------------------------
                                                                                       9,595
--------------------------------------------------------------------------------------------
ENTERTAINMENT - 1.0%
    International Game Technology *                           55,350                   3,449
--------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.4%
    Stericycle, Inc. *                                        74,400                   4,654
--------------------------------------------------------------------------------------------
FOOD - 0.9%
    Dean Foods Co. *                                          39,525            $      2,993
--------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 4.6%
    Biomet, Inc.                                             106,650                   2,886
    Boston Scientific Corp. *                                 68,500                   1,719
    Cytyc Corp. *                                            139,975                   3,768
    Varian Medical Systems, Inc.                              86,900                   3,554
    Zimmer Holdings, Inc. *                                   98,800                   3,364
--------------------------------------------------------------------------------------------
                                                                                      15,291
--------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 3.6%
    Laboratory Corporation of America Holdings *              52,980                   5,078
    Quest Diagnostics, Inc. *                                 22,000                   1,823
    Triad Hospitals, Inc. *                                  149,700                   5,147
--------------------------------------------------------------------------------------------
                                                                                      12,048
--------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.5%
    Newell Rubbermaid, Inc.                                   52,500                   1,678
--------------------------------------------------------------------------------------------
INSURANCE - 6.0%
    AFLAC, Inc.                                               83,600                   2,466
    Everest Re Group Ltd.                                     77,375                   5,365
    Fidelity National Financial, Inc.                        108,250                   2,855
    Gallagher (Arthur J.) & Co.                              119,750                   3,924
    Radian Group, Inc.                                       106,700                   5,237
--------------------------------------------------------------------------------------------
                                                                                      19,847
--------------------------------------------------------------------------------------------
INTERNET - 1.4%
    Symantec Corp. *                                         111,500                   4,595
--------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 1.3%
    Allied Capital Corp.                                     154,650                   4,253
--------------------------------------------------------------------------------------------
MEDIA - 7.4%
    COX Radio, Inc., Class A *                               212,700                   6,041
    Scholastic Corp. *                                       122,500                   6,638
    Univision Communications, Inc., Class A *                 78,800                   3,310
    USA Networks, Inc. *                                     112,300                   3,568
    Westwood One, Inc. *                                     128,720                   4,936
--------------------------------------------------------------------------------------------
                                                                                      24,493
--------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 3.2%
    Danaher Corp.                                             63,225                   4,490
    Roper Industries, Inc.                                    48,000                   2,388
    SPX Corp.                                                 26,100                   3,695
--------------------------------------------------------------------------------------------
                                                                                      10,573
--------------------------------------------------------------------------------------------
OIL & GAS - 1.8%
    Suncor Energy, Inc.                                       44,650                   1,614

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 52 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002
                                                              NUMBER               VALUE
                                                            OF SHARES             (000S)
COMMON STOCKS - 98.7% - CONTINUED

OIL & GAS - 1.8% - (CONTINUED)
    XTO Energy, Inc.                                         214,800            $      4,307
--------------------------------------------------------------------------------------------
                                                                                       5,921
--------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 3.4%
    BJ Services Co. *                                         53,000                   1,827
    National-Oilwell, Inc. *                                 146,900                   3,721
    Smith International, Inc. *                               81,925                   5,550
--------------------------------------------------------------------------------------------
                                                                                      11,098
--------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 3.7%
    Packaging Corp. of America *                             247,700                   4,902
    Pactiv Corp. *                                           194,200                   3,888
    Smurfit-Stone Container Corp. *                          194,700                   3,337
--------------------------------------------------------------------------------------------
                                                                                      12,127
--------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.4%
    AmerisourceBergen Corp.                                   63,250                   4,320
    Medicis Pharmaceutical Corp., Class A *                   62,160                   3,450
--------------------------------------------------------------------------------------------
                                                                                       7,770
--------------------------------------------------------------------------------------------
RETAIL - 12.1%
    Applebee's International, Inc.                           109,450                   3,973
    Autozone, Inc. *                                          48,650                   3,350
    Bed Bath & Beyond, Inc. *                                133,150                   4,494
    Blockbuster, Inc., Class A                               194,650                   4,568
    CDW Computer Centers, Inc. *                              53,000                   2,668
    Duane Reade, Inc. *                                      123,850                   4,208
    Fred's, Inc.                                             171,000                   6,156
    Petco Animal Supplies, Inc. *                            124,900                   2,946
    Ross Stores, Inc.                                        138,900                   5,255
    Staples, Inc. *                                          110,400                   2,205
--------------------------------------------------------------------------------------------
                                                                                      39,823
--------------------------------------------------------------------------------------------
SAVINGS & LOANS - 1.2%
    Sovereign Bancorp, Inc.                                  277,150                   3,894
--------------------------------------------------------------------------------------------
SEMICONDUCTORS - 8.0%
    Analog Devices, Inc. *                                    86,925                   3,915
    Genesis Microchip, Inc. *                                 62,000                   1,612
    International Rectifier Corp. *                           61,900                   2,811
    Linear Technology Corp.                                   71,505                   3,162
    Microchip Technology, Inc. *                             134,325                   5,619
    Novellus Systems, Inc. *                                  68,675                   3,718
    NVIDIA Corp. *                                            83,500                   3,704
    QLogic Corp. *                                            34,950                   1,731
--------------------------------------------------------------------------------------------
                                                                                      26,272
--------------------------------------------------------------------------------------------
SOFTWARE - 6.2%
    Activision, Inc. *                                       122,600            $      3,657
    Autodesk, Inc.                                            73,500                   3,432
    Electronic Arts, Inc. *                                   68,200                   4,147
    Mercury Interactive Corp. *                              109,015                   4,104
    NetIQ Corp. *                                            120,725                   2,633
    PeopleSoft, Inc. *                                        65,750                   2,402
--------------------------------------------------------------------------------------------
                                                                                      20,375
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.8%
    RF Micro Devices, Inc. *                                 117,400                   2,102
    UTStarcom, Inc. *                                        146,220                   3,835
--------------------------------------------------------------------------------------------
                                                                                       5,937
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.5%
    West Corp. *                                              55,001                   1,740
--------------------------------------------------------------------------------------------
TRANSPORTATION - 1.0%
    Expeditors International Washington, Inc.                 56,925                   3,472
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------------------
(COST $277,398)                                                                      325,643

                                                           PRINCIPAL
                                                            AMOUNT                   VALUE
                                                            (000S)                   (000S)
SHORT-TERM INVESTMENT - 1.1%

    CDC Ixis, Paris, France,
      Eurodollar Time Deposit,
      2.00%, 4/1/02                                          $ 3,813                   3,813
--------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------------------
(COST $3,813)                                                                          3,813

--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
--------------------------------------------------------------------------------------------
(COST $281,211)                                                                      329,456
    Other Assets less Liabilities - 0.2%                                                 549
--------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                 $330,005

*   NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 53 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SELECT EQUITY FUND

                                                              NUMBER               VALUE
                                                            OF SHARES             (000S)
COMMON STOCKS - 97.3%

ADVERTISING - 1.5%
    Omnicom Group, Inc.                                       67,000            $      6,325
--------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.1%
    General Dynamics Corp.                                    40,000                   3,758
    L-3 Communications Holdings, Inc. *                       20,000                   2,240
    Raytheon Co.                                             180,000                   7,389
--------------------------------------------------------------------------------------------
                                                                                      13,387
--------------------------------------------------------------------------------------------
AIRLINES - 0.8%
    Southwest Airlines Co.                                   175,000                   3,386
--------------------------------------------------------------------------------------------
BANKS - 2.0%
    Fifth Third Bancorp                                       95,000                   6,411
    SouthTrust Corp.                                          80,000                   2,112
--------------------------------------------------------------------------------------------
                                                                                       8,523
--------------------------------------------------------------------------------------------
BEVERAGES - 2.2%
    Anheuser-Busch Cos., Inc.                                105,000                   5,481
    Coca-Cola (The) Co.                                       75,000                   3,919
--------------------------------------------------------------------------------------------
                                                                                       9,400
--------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.2%
    Amgen, Inc. *                                            131,000                   7,818
    Cephalon, Inc. *                                          12,000                     756
    Gilead Sciences, Inc. *                                   55,000                   1,979
    IDEC Pharmaceuticals Corp. *                              20,000                   1,286
    Medimmune, Inc. *                                         45,000                   1,770
--------------------------------------------------------------------------------------------
                                                                                      13,609
--------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.8%
    Masco Corp.                                              134,000                   3,678
--------------------------------------------------------------------------------------------
CHEMICALS - 1.1%
    Air Products & Chemicals, Inc.                            90,000                   4,648
--------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.9%
    Apollo Group, Inc., Class A *                             55,000                   2,945
    Bisys Group, Inc. *                                       31,000                   1,093
    Cendant Corp. *                                          210,000                   4,032
    Concord EFS, Inc. *                                      225,000                   7,481
    First Data Corp.                                         110,000                   9,598
--------------------------------------------------------------------------------------------
                                                                                      25,149
--------------------------------------------------------------------------------------------
COMPUTERS - 2.3%
    Dell Computer Corp. *                                    380,000                   9,922
--------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.5%
    Gillette Co.                                             140,000                   4,762
    Procter & Gamble Co.                                      68,000                   6,126
--------------------------------------------------------------------------------------------
                                                                                      10,888
--------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.0%
    Fastenal Co.                                              28,500            $      2,147
    Grainger (W.W.), Inc.                                     40,000                   2,249
--------------------------------------------------------------------------------------------
                                                                                       4,396
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.0%
    American Express Co.                                     155,000                   6,349
    Fannie Mae                                                90,000                   7,189
    Goldman Sachs Group, Inc.                                 40,000                   3,610
    MBNA Corp.                                               112,000                   4,320
    USA Education, Inc.                                       88,000                   8,606
--------------------------------------------------------------------------------------------
                                                                                      30,074
--------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
    Emerson Electric Co.                                      50,000                   2,869
--------------------------------------------------------------------------------------------
ELECTRONICS - 0.7%
    Johnson Controls, Inc.                                    36,000                   3,179
--------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.2%
    Jacobs Engineering Group, Inc.                            15,000                   1,069
--------------------------------------------------------------------------------------------
FOOD - 4.7%
    ConAgra Foods, Inc.                                      100,000                   2,425
    Kellogg Co.                                              190,000                   6,378
    Sysco Corp.                                              207,000                   6,173
    Wrigley (Wm.) Jr. Co.                                    102,000                   5,438
--------------------------------------------------------------------------------------------
                                                                                      20,414
--------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 6.1%
    Baxter International, Inc.                               175,000                  10,416
    Dentsply International, Inc.                              63,000                   2,335
    Johnson & Johnson                                        125,000                   8,119
    Stryker Corp.                                             85,000                   5,128
--------------------------------------------------------------------------------------------
                                                                                      25,998
--------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 0.3%
    Quest Diagnostics, Inc. *                                 14,000                   1,160
--------------------------------------------------------------------------------------------
HOME FURNISHINGS - 0.3%
    Harman International Industries, Inc.                     25,000                   1,234
--------------------------------------------------------------------------------------------
INSURANCE - 2.5%
    American International Group, Inc.                        48,000                   3,463
    Marsh & McLennan Cos., Inc.                               49,000                   5,524
    Travelers Property Casualty Corp., Class A *              79,528                   1,591
--------------------------------------------------------------------------------------------
                                                                                      10,578
--------------------------------------------------------------------------------------------
INTERNET - 0.6%
    eBay, Inc. *                                              45,000                   2,549
--------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 54 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                              NUMBER               VALUE
                                                            OF SHARES              (000S)
COMMON STOCKS - 97.3% - CONTINUED
LEISURE TIME - 1.7%
    Harley-Davidson, Inc.                                    130,000            $      7,167
--------------------------------------------------------------------------------------------
LODGING - 0.5%
    Harrah's Entertainment, Inc. *                            50,000                   2,213
--------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.6%
    Caterpillar, Inc.                                         44,000                   2,501
--------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.6%
    Deere & Co.                                               55,000                   2,505
--------------------------------------------------------------------------------------------
MEDIA - 4.2%
    Gannett Co., Inc.                                         45,000                   3,424
    Media General, Inc., Class A                              15,000                     952
    Pulitzer, Inc.                                            15,000                     803
    Scripps (E.W.) Co., Class A                               30,000                   2,464
    USA Networks, Inc. *                                     125,000                   3,971
    Viacom, Inc., Class B *                                   80,000                   3,870
    Westwood One, Inc. *                                      70,000                   2,684
--------------------------------------------------------------------------------------------
                                                                                      18,168
--------------------------------------------------------------------------------------------
MINING - 1.2%
    Alcoa, Inc.                                              135,000                   5,095
--------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.4%
    General Electric Co.                                     225,000                   8,426
    ITT Industries, Inc.                                      30,000                   1,891
--------------------------------------------------------------------------------------------
                                                                                      10,317
--------------------------------------------------------------------------------------------
OIL & GAS - 5.5%
    Apache Corp.                                              38,000                   2,161
    Imperial Oil Ltd.                                        145,000                   4,327
    Occidental Petroleum Corp.                               160,000                   4,664
    PanCanadian Energy Corp.                                 105,000                   3,123
    Phillips Petroleum Co.                                    42,000                   2,638
    Suncor Energy, Inc.                                      123,000                   4,448
    Unocal Corp.                                              30,000                   1,168
    XTO Energy, Inc.                                          60,000                   1,203
--------------------------------------------------------------------------------------------
                                                                                      23,732
--------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.6%
    Schlumberger Ltd.                                         65,000                   3,823
    Smith International, Inc. *                               25,000                   1,694
    Weatherford International, Inc. *                         25,000                   1,191
--------------------------------------------------------------------------------------------
                                                                                       6,708
--------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.8%
    Bemis Co., Inc.                                           40,000                   2,174
    Pactiv Corp. *                                            67,000                   1,341
--------------------------------------------------------------------------------------------
                                                                                       3,515
--------------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.5%
    Abbott Laboratories                                       81,000            $      4,260
    Forest Laboratories, Inc. *                               90,000                   7,353
    Pfizer, Inc.                                              90,000                   3,577
--------------------------------------------------------------------------------------------
                                                                                      15,190
--------------------------------------------------------------------------------------------
RETAIL - 14.0%
    Bed Bath & Beyond, Inc. *                                160,000                   5,400
    Best Buy Co., Inc. *                                      93,000                   7,366
    Family Dollar Stores, Inc.                                65,000                   2,178
    Home Depot (The), Inc.                                    90,000                   4,375
    Kohl's Corp. *                                           150,000                  10,673
    Lowe's Cos., Inc.                                        224,000                   9,742
    Ross Stores, Inc.                                         33,000                   1,248
    Staples, Inc. *                                          120,000                   2,396
    Starbucks Corp. *                                        140,000                   3,238
    Wal-Mart Stores, Inc.                                    180,000                  11,032
    Wendy's International, Inc.                               65,000                   2,274
--------------------------------------------------------------------------------------------
                                                                                      59,922
--------------------------------------------------------------------------------------------
SEMICONDUCTORS - 4.7%
    Applied Materials, Inc. *                                 35,000                   1,899
    Intel Corp.                                              180,000                   5,474
    KLA-Tencor Corp. *                                        57,000                   3,791
    Maxim Integrated Products, Inc. *                         54,000                   3,008
    Taiwan Semiconductor Manufacturing
      Co. Ltd. ADR *                                         290,000                   6,018
--------------------------------------------------------------------------------------------
                                                                                      20,190
--------------------------------------------------------------------------------------------
SOFTWARE - 4.6%
    Choicepoint, Inc. *                                       18,500                   1,066
    Microsoft Corp. *                                        200,000                  12,062
    Siebel Systems, Inc. *                                    90,000                   2,935
    Veritas Software Corp. *                                  80,000                   3,506
--------------------------------------------------------------------------------------------
                                                                                      19,569
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.3%
    Harris Corp.                                              35,000                   1,257
--------------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
    C.H. Robinson Worldwide, Inc.                             32,000                   1,075
    FedEx Corp. *                                             80,000                   4,648
    Werner Enterprises, Inc.                                  53,333                   1,118
--------------------------------------------------------------------------------------------
                                                                                       6,841
--------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 55 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  SELECT EQUITY FUND (CONTINUED)

                                                              NUMBER               VALUE
                                                            OF SHARES             (000S)
COMMON STOCKS - 97.3% - CONTINUED
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------------------
(COST $381,694)                                                                      417,325

                                                           PRINCIPAL
                                                            AMOUNT                   VALUE
                                                            (000S)                   (000S)
SHORT-TERM INVESTMENT - 5.5%

    CDC Ixis, Paris, France,
      Eurodollar Time Deposit,
      2.00%, 4/1/02                                          $23,575                $ 23,575
--------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------------------
(COST $23,575)                                                                        23,575

--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.8%
--------------------------------------------------------------------------------------------
(COST $405,269)                                                                      440,900
    Liabilities less Other Assets - (2.8)%                                           (12,052)
--------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                 $428,848

* NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                                   EQUITIY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  SMALL CAP GROWTH FUND

                                                              NUMBER               VALUE
                                                            OF SHARES             (000S)
COMMON STOCKS - 98.7%

AEROSPACE/DEFENSE - 2.7%
    Alliant Techsystems, Inc. *                               52,000            $      5,303
    Integrated Defense Technologies, Inc. *                   30,000                     833
--------------------------------------------------------------------------------------------
                                                                                       6,136
--------------------------------------------------------------------------------------------
APPAREL - 1.5%
    Coach, Inc. *                                             65,000                   3,296
--------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.7%
    Transkaryotic Therapies, Inc. *                           86,400                   3,719
--------------------------------------------------------------------------------------------
CHEMICALS - 1.6%
    Cabot Corp.                                               95,000                   3,501
--------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 9.4%
    Career Education Corp. *                                  94,000                   3,722
    Caremark Rx, Inc. *                                      246,000                   4,797
    Education Management Corp. *                              72,000                   3,036
    FTI Consulting, Inc. *                                   117,750                   3,648
    National Processing, Inc. *                              105,000                   3,001
    Valassis Communications, Inc.                             73,000                   2,820
--------------------------------------------------------------------------------------------
                                                                                      21,024
--------------------------------------------------------------------------------------------
COMPUTERS - 2.3%
    CACI International, Inc., Class A *                       90,000                   3,160
    Mentor Graphics Corp.                                     95,000                   2,008
--------------------------------------------------------------------------------------------
                                                                                       5,168
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 3.2%
    Affiliated Managers Group, Inc. *                         50,000                   3,591
    Jefferies Group, Inc.                                     73,000                   3,519
--------------------------------------------------------------------------------------------
                                                                                       7,110
--------------------------------------------------------------------------------------------
ENTERTAINMENT - 1.3%
    Argosy Gaming Co. *                                       78,000                   2,862
--------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.7%
    Stericycle, Inc. *                                        59,989                   3,753
--------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 3.7%
    American Medical Systems Holdings, Inc. *                149,000                   3,354
    ICU Medical, Inc. *                                      135,000                   4,914
--------------------------------------------------------------------------------------------
                                                                                       8,268
--------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 3.6%
    Dianon Systems, Inc. *                                    76,000                   4,931
    Unilab Corp. *                                           123,950                   3,048
--------------------------------------------------------------------------------------------
                                                                                       7,979
--------------------------------------------------------------------------------------------
HOME BUILDERS - 0.7%
    WCI Communities, Inc. *                                   65,000                   1,586
--------------------------------------------------------------------------------------------
HOME FURNISHINGS - 2.8%
    American Woodmark Corp.                                   50,000                   3,154
    Ethan Allen Interiors, Inc.                               84,000            $      3,197
--------------------------------------------------------------------------------------------
                                                                                       6,351
--------------------------------------------------------------------------------------------
INSURANCE - 1.7%
    Brown & Brown, Inc.                                      122,000                   3,831
--------------------------------------------------------------------------------------------
LODGING - 2.9%
    Ameristar Casinos, Inc. *                                119,000                   3,270
    Fairmont Hotels & Resorts, Inc.                          115,000                   3,255
--------------------------------------------------------------------------------------------
                                                                                       6,525
--------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.0%
    Graco, Inc.                                               56,000                   2,288
--------------------------------------------------------------------------------------------
MEDIA - 12.9%
    COX Radio, Inc., Class A *                                81,000                   2,300
    Entercom Communications Corp. *                           89,000                   4,884
    Meredith Corp.                                            75,000                   3,188
    Radio One, Inc., Class A *                               375,000                   8,160
    Scholastic Corp. *                                        90,900                   4,926
    Spanish Broadcasting System, Inc., Class A *             400,000                   5,420
--------------------------------------------------------------------------------------------
                                                                                      28,878
--------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 2.8%
    CIRCOR International, Inc.                               161,000                   3,341
    Timken (The) Co.                                         124,000                   2,863
--------------------------------------------------------------------------------------------
                                                                                       6,204
--------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.4%
    Roper Industries, Inc.                                    63,000                   3,134
--------------------------------------------------------------------------------------------
OIL & GAS - 6.1%
    Ocean Energy, Inc.                                       102,000                   2,018
    Remington Oil & Gas Corp. *                              242,000                   4,879
    Rowan Cos., Inc.                                         141,000                   3,249
    XTO Energy, Inc.                                         180,000                   3,609
--------------------------------------------------------------------------------------------
                                                                                      13,755
--------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 1.6%
    Ivex Packaging Corp. *                                   159,000                   3,644
--------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.2%
    D&K Healthcare Resources, Inc.                            72,000                   4,321
    KV Pharmaceutical Co., Class A *                         106,000                   3,085
    Medicis Pharmaceutical Corp., Class A *                   37,000                   2,054
--------------------------------------------------------------------------------------------
                                                                                       9,460
--------------------------------------------------------------------------------------------
RETAIL - 7.0%
    AFC Enterprises *                                        101,000                   3,379
    Fred's, Inc.                                             169,699                   6,109
    O'Reilly Automotive, Inc. *                              100,000                   3,157

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 57 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  SMALL CAP GROWTH FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Williams-Sonoma, Inc. *                                           68,000             $   3,127
-------------------------------------------------------------------------------------------------
                                                                                           15,772
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 9.6%
   Entegris, Inc. *                                                 194,000                 3,133
   Integrated Circuit Systems, Inc. *                               130,000                 2,652
   LTX Corp. *                                                      110,000                 2,991
   Microchip Technology, Inc. *                                      86,000                 3,597
   Semtech Corp. *                                                   66,000                 2,409
   Varian Semiconductor Equipment Associates, Inc. *                 66,000                 2,970
   Zoran Corp. *                                                     85,000                 3,713
-------------------------------------------------------------------------------------------------
                                                                                           21,465
-------------------------------------------------------------------------------------------------
SOFTWARE - 7.6%
   Activision, Inc. *                                               113,667                 3,391
   Advent Software, Inc. *                                           56,000                 3,313
   InterCept, Inc. *                                                 82,000                 2,972
   Precise Software Solutions Ltd. *                                150,500                 3,505
   THQ, Inc. *                                                       77,600                 3,810
-------------------------------------------------------------------------------------------------
                                                                                           16,991
-------------------------------------------------------------------------------------------------
TEXTILES - 1.9%
   G & K Services, Inc., Class A                                    112,000                 4,173
-------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.8%
   Genesee & Wyoming, Inc., Class A *                               166,591                 3,943
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $184,041)                                                                           220,816

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
SHORT-TERM INVESTMENT - 1.5%

   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                 $  3,352                 3,352
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
-------------------------------------------------------------------------------------------------
(COST $3,352)                                                                               3,352

TOTAL INVESTMENTS - 100.2%
-------------------------------------------------------------------------------------------------
(COST $187,393)                                                                           224,168
     Liabilities less Other Assets - (0.2)%                                                  (425)
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $223,743

*    NON-INCOME PRODUCING SECURITY.

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS
  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002
  SMALL CAP INDEX FUND

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
COMMON STOCKS - 96.5%
ADVERTISING - 0.5%
   Advo, Inc.                                                         6,741             $     285
   APAC Customer Services, Inc. *                                     8,900                    29
   Getty Images, Inc. *                                              12,500                   375
   Grey Global Group, Inc.                                              244                   166
   Key3Media Group, Inc. *                                           11,150                    51
   Penton Media, Inc. *                                               8,500                    64
   R.H. Donnelley Corp. *                                            10,800                   329
   Sitel Corp. *                                                     20,400                    66
   ValueVision International, Inc., Class A *                         8,300                   172
   Ventiv Health, Inc. *                                              5,700                    11
-------------------------------------------------------------------------------------------------
                                                                                            1,548
-------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.1%
   AAR Corp.                                                          8,800                    95
   Alliant Techsystems, Inc. *                                        7,925                   808
   BE Aerospace, Inc. *                                              10,700                   106
   Curtiss-Wright Corp.                                               3,700                   246
   DRS Technologies, Inc. *                                           6,000                   249
   EDO Corp.                                                          3,700                   100
   Engineered Support Systems                                         2,700                   125
   Esterline Technologies Corp. *                                     7,600                   155
   Fairchild Corp., Class A *                                         4,500                    11
   Gencorp, Inc.                                                     11,500                   181
   Heico Corp.                                                        4,200                    66
   Innovative Solutions & Supports, Inc. *                            2,900                    29
   Kaman Corp., Class A                                               8,200                   139
   Moog, Inc., Class A                                                5,250                   168
   Orbital Sciences Corp. *                                          12,700                    66
   Sequa Corp., Class A *                                             1,300                    68
   Teledyne Technologies, Inc. *                                     11,700                   194
   Titan (The) Corp. *                                               22,500                   465
   Triumph Group, Inc. *                                              5,800                   227
   United Industrial Corp.                                            4,700                   105
-------------------------------------------------------------------------------------------------
                                                                                            3,603
-------------------------------------------------------------------------------------------------
AGRICULTURE - 0.4%
   Alico, Inc.                                                        1,300                    38
   Cadiz, Inc. *                                                     12,500                   113
   Delta & Pine Land Co.                                             12,000                   228
   DIMON, Inc.                                                       15,200                   105
   Maui Land & Pineapple Co. *                                          800                    16
   Standard Commercial Corp.                                          3,800                    73
   Tejon Ranch Co. *                                                  2,600                    81
   Universal Corp.                                                    9,700                   382
   Vector Group Ltd.                                                  6,661             $     190
-------------------------------------------------------------------------------------------------
                                                                                            1,226
-------------------------------------------------------------------------------------------------
AIRLINES - 0.4%
   Airtran Holdings, Inc. *                                          22,300                   135
   Alaska Air Group, Inc. *                                           9,700                   323
   America West Holdings Corp., Class B *                            12,273                    69
   Amtran, Inc. *                                                     1,200                    17
   Atlantic Coast Airlines Holdings, Inc. *                          14,600                   350
   Frontier Airlines, Inc. *                                         10,750                   197
   Mesa Air Group, Inc. *                                            10,500                   117
   Mesaba Holdings, Inc. *                                            3,600                    32
   Midwest Express Holdings, Inc. *                                   4,600                    84
-------------------------------------------------------------------------------------------------
                                                                                            1,324
-------------------------------------------------------------------------------------------------
APPAREL - 0.7%
   Garan, Inc.                                                        1,200                    64
   Guess?, Inc. *                                                     2,900                    23
   Gymboree Corp. *                                                  10,500                   155
   K-Swiss, Inc., Class A                                             2,300                    96
   Kellwood Co.                                                       8,350                   203
   Nautica Enterprises, Inc. *                                        9,086                   138
   Oshkosh B'Gosh, Inc., Class A                                      3,500                   150
   Oxford Industries, Inc.                                            2,200                    58
   Phillips-Van Heusen Corp.                                          8,300                   117
   Quiksilver, Inc. *                                                 8,050                   176
   Russell Corp.                                                      8,500                   127
   Skechers U.S.A., Inc., Class A *                                   5,900                   111
   Steven Madden Ltd. *                                               3,300                    58
   Stride Rite Corp.                                                 15,400                   127
   Tropical Sportswear International Corp. *                          1,700                    41
   Unifi, Inc. *                                                     18,500                   174
   Vans, Inc. *                                                       5,900                    69
   Wolverine World Wide, Inc.                                        15,200                   273
-------------------------------------------------------------------------------------------------
                                                                                            2,160
-------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.1%
   Oshkosh Truck Corp.                                                6,100                   347
   Wabash National Corp. *                                            8,400                    83
-------------------------------------------------------------------------------------------------
                                                                                              430
-------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.1%
   American Axle & Manufacturing Holdings, Inc. *                     4,000                   116
   ArvinMeritor, Inc.                                                24,400                   697
   Bandag, Inc.                                                       4,100                   155
   Borg Warner, Inc.                                                  9,600                   604

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 59 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Collins & Aikman Corp. *                                          43,200             $     289
   Cooper Tire & Rubber Co.                                          23,000                   498
   Dura Automotive Systems, Inc. *                                    5,000                    96
   Exide Corp. *                                                      9,700                     3
   Federal-Mogul Corp. *                                             24,800                    20
   IMPCO Technologies, Inc. *                                         3,000                    39
   Modine Manufacturing Co.                                          10,200                   275
   Sports Resorts International, Inc. *                               8,900                    60
   Standard Motor Products, Inc.                                      2,600                    38
   Superior Industries International, Inc.                            6,900                   337
   Tower Automotive, Inc. *                                          15,100                   211
-------------------------------------------------------------------------------------------------
                                                                                            3,438
-------------------------------------------------------------------------------------------------
BANKS - 6.7%
   1st Source Corp.                                                   4,726                   112
   Alabama National Bancorp                                           3,300                   122
   Amcore Financial, Inc.                                             9,082                   213
   Arrow Financial Corp.                                              2,290                    66
   Bancfirst Corp.                                                    1,500                    59
   BancorpSouth, Inc.                                                29,817                   588
   Bank of Granite Corp.                                              4,068                    94
   Banner Corp.                                                       3,900                    86
   Bay View Capital Corp. *                                          22,942                   157
   BOK Financial Corp. *                                              4,243                   144
   Boston Private Financial Holdings, Inc.                            6,100                   163
   BSB Bancorp, Inc.                                                  3,200                    96
   Capital City Bank Group, Inc.                                      2,450                    66
   Cathay Bancorp, Inc.                                               2,800                   202
   CCBT Financial Cos., Inc.                                          3,200                    86
   Centennial Bancorp                                                 8,055                    64
   Central Coast Bancorp *                                            2,725                    54
   Chemical Financial Corp.                                           8,242                   247
   Chittenden Corp.                                                  11,071                   323
   Citizens Banking Corp.                                            16,650                   541
   City Holding Co. *                                                 6,200                    95
   CityBank Lynnwood                                                  3,500                    87
   CoBiz, Inc.                                                        2,650                    43
   Colonial BancGroup (The), Inc.                                    42,200                   630
   Columbia Banking Systems, Inc. *                                   4,700                    62
   Community Bank System, Inc.                                        4,200                   127
   Community Banks, Inc.                                              2,700                    75
   Community First Bankshares                                        13,200                   341
   Community Trust Bancorp, Inc.                                      3,700                    95
   Corus Bankshares, Inc.                                             3,300             $     157
   CPB, Inc.                                                          2,600                    89
   CVB Financial Corp.                                                9,523                   192
   East West Bancorp, Inc.                                            8,600                   252
   F&M Bancorp of Maryland                                            3,943                   106
   F.N.B. Corp.                                                      15,247                   447
   Farmers Capital Bank Corp.                                         2,500                    88
   Financial Institutions, Inc.                                       3,000                    87
   First Bancorp of North Carolina                                    2,500                    57
   First BanCorp                                                      7,750                   224
   First Banks America, Inc. *                                          300                    12
   First Busey Corp., Class A                                         3,300                    71
   First Charter Corp.                                               11,400                   213
   First Citizens Bancshares, Class A                                 2,200                   226
   First Commonwealth Financial Corp.                                21,400                   283
   First Community Bancshares, Inc.                                   3,190                    97
   First Financial Bancorp                                           13,224                   208
   First Financial Bankshares, Inc.                                   3,917                   130
   First Financial Corp. of Indiana                                   2,553                   111
   First Merchants Corp.                                              4,172                   109
   First Midwest Bancorp, Inc.                                       17,911                   520
   First Republic Bank *                                              3,900                   111
   Frontier Financial Corp.                                           6,300                   168
   GBC Bancorp of California                                          2,870                    96
   German American Bancorp                                            3,435                    58
   Glacier Bancorp, Inc.                                              5,100                   116
   Gold Banc Corp., Inc.                                             10,800                    97
   Great Southern Bancorp, Inc.                                       2,100                    67
   Greater Bay Bancorp                                               18,356                   626
   Hancock Holding Co.                                                2,775                   149
   Harleysville National Corp.                                        6,736                   157
   Hudson United Bancorp                                             16,906                   538
   IBERIABANK Corp.                                                   2,000                     6
   Independent Bank Corp. of Massachusetts                            4,500                   116
   Independent Bank Corp. of Michigan                                 4,345                   125
   Integra Bank Corp.                                                 6,343                   124
   International Bancshares Corp.                                     6,016                   265
   Irwin Financial Corp.                                              4,200                    79
   Lakeland Bancorp, Inc.                                             4,255                    75
   Local Financial Corp. *                                            6,900                   109
   Main Street Banks, Inc.                                            3,500                    66
   MB Financial Corp.                                                 5,100                   153

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 60 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Mid-State Bancshares                                               8,800             $     156
   Midwest Banc Holdings, Inc.                                        2,100                    47
   Mississippi Valley Bancshares, Inc.                                2,100                    84
   National Penn Bancshares, Inc.                                     6,611                   162
   NBC Capital Corp.                                                  1,900                    57
   NBT Bancorp, Inc.                                                  8,904                   131
   Old Second Bancorp, Inc.                                           2,100                    84
   Omega Financial Corp.                                              3,050                    99
   Oriental Financial Group, Inc.                                     3,923                    83
   Pacific Capital Bancorp                                            9,600                   296
   Pacific Northwest Bancorp                                          5,050                   133
   Park National Corp.                                                4,260                   421
   Peoples Holding (The) Co.                                          2,100                    80
   Prosperity Bancshares, Inc.                                        2,000                    65
   Provident Bankshares Corp.                                         9,314                   224
   R & G Financial Corp., Class B                                     3,700                    74
   Republic Bancorp, Inc.                                            17,876                   250
   Republic Bancorp, Inc. of Kentucky, Class A                        2,600                    27
   Republic Bancshares, Inc. *                                        1,700                    29
   Riggs National Corp.                                               4,700                    72
   Royal Bancshares of Pennsylvania, Inc., Class A                    1,472                    29
   S & T Bancorp, Inc.                                                8,600                   219
   Sandy Spring Bancorp, Inc.                                         5,300                   172
   Santander Bancorp                                                  2,890                    57
   Seacoast Banking Corp., Class A                                    1,300                    61
   Second Bancorp, Inc.                                               3,200                    78
   Silicon Valley Bancshares *                                       15,300                   463
   Simmons First National Corp., Class A                              2,600                    85
   South Financial Group (The), Inc.                                 15,157                   308
   Southwest Bancorp of Texas *                                       9,500                   317
   Sterling Bancorp                                                   3,240                   103
   Sterling Bancshares, Inc.                                         12,925                   173
   Sterling Financial Corp.                                           4,100                    97
   Suffolk Bancorp                                                    4,300                   123
   Susquehanna Bancshares, Inc.                                      14,437                   353
   SY Bancorp, Inc.                                                   2,000                    73
   Texas Regional Bancshares, Inc., Class A                           5,085                   222
   Tompkins Trustco, Inc.                                             2,400                   101
   Trust Co. of New Jersey                                            6,800                   161
   Trustco Bank Corp. of New York                                    26,094                   337
   UCBH Holdings, Inc.                                                7,100                   255
   UMB Financial Corp.                                                6,256                   268
   Umpqua Holdings Corp.                                              5,300             $      79
   United Bankshares, Inc.                                           15,800                   467
   United National Bancorp of New Jersey                              5,438                   126
   Unizan Financial Corp.                                             7,510                   142
   USB Holding Co., Inc.                                              4,458                    76
   W. Holding Co., Inc.                                              10,000                   176
   Washington Trust Bancorp, Inc.                                     4,400                    85
   Wesbanco, Inc.                                                     6,600                   158
   West Coast Bancorp of Oregon                                       5,900                    89
   Westamerica Bancorporation                                        12,000                   513
   Whitney Holding Corp.                                              9,650                   481
   Wintrust Financial Corp.                                           4,200                    96
-------------------------------------------------------------------------------------------------
                                                                                           21,198
-------------------------------------------------------------------------------------------------
BEVERAGES - 0.1%
   Boston Beer Co., Inc., Class A *                                   3,400                    51
   Coca-Cola Bottling Co. Consolidated                                  327                    16
   Farmer Bros Co.                                                      300                    91
   National Beverage Corp. *                                          1,300                    17
   Robert Mondavi (The) Corp., Class A *                              3,100                   112
-------------------------------------------------------------------------------------------------
                                                                                              287
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.3%
   Acacia Research Corp. *                                            7,120                    81
   Aclara BioSciences, Inc. *                                        13,000                    43
   Advanced Tissue Sciences, Inc. *                                  26,800                    84
   Aksys Ltd. *                                                       7,600                    67
   Alexion Pharmaceuticals, Inc. *                                    5,900                   139
   Aphton Corp. *                                                     5,500                    65
   Applied Molecular Evolution, Inc. *                                5,900                    51
   Arena Pharmaceuticals, Inc. *                                      6,600                    66
   Ariad Pharmaceuticals, Inc. *                                     10,400                    55
   Arqule, Inc. *                                                     7,000                    88
   Avant Immunotherapeutics, Inc. *                                  22,000                    38
   Avigen, Inc. *                                                     7,300                    81
   Bio-Rad Laboratories, Inc., Class A *                              6,000                   225
   Bio-Technology General Corp. *                                    21,300                   105
   BioSphere Medical, Inc. *                                          1,300                    10
   Cambrex Corp.                                                      8,200                   345
   Cell Genesys, Inc. *                                              12,700                   215
   Charles River Laboratories International, Inc. *                  15,400                   477
   Ciphergen Biosystems, Inc. *                                       6,100                    37
   CryoLife, Inc. *                                                   5,750                   120
   Curis, Inc. *                                                     11,700                    25

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 61 EQUITY FUNDS


EQUITY FUNDS
  SCHEDULE OF INVESTMENTS
  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Cytogen Corp. *                                                   29,200             $      62
   Decode Genetics, Inc. *                                           11,200                    64
   Deltagen, Inc. *                                                   4,300                    29
   Digene Corp. *                                                     4,300                   154
   Diversa Corp. *                                                    9,300                   118
   Eden Bioscience Corp. *                                            7,300                    18
   Entremed, Inc. *                                                   5,600                    43
   Enzo Biochem, Inc. *                                               8,355                   169
   Exact Sciences Corp. *                                             1,500                    15
   Exelixis, Inc. *                                                  14,500                   200
   Genaissance Pharmaceuticals, Inc. *                                6,600                    20
   Gene Logic, Inc. *                                                 9,800                   191
   Genelabs Technologies, Inc. *                                     14,800                    26
   Genencor International, Inc. *                                     3,600                    41
   Genome Therapeutics Corp. *                                        8,300                    47
   Genzyme Corp. - Genzyme Biosurgery Division *                     13,600                    93
   Genzyme Transgenics Corp. *                                        7,400                    24
   Geron Corp. *                                                      7,900                    60
   Harvard Bioscience, Inc. *                                         2,500                    22
   Illumina, Inc. *                                                   6,800                    64
   Immunomedics, Inc. *                                              13,800                   262
   Incyte Genomics, Inc. *                                           24,300                   289
   Integra LifeSciences Holdings Corp. *                              4,300                   121
   InterMune, Inc. *                                                 10,400                   313
   Keryx Biopharmaceuticals, Inc. *                                   4,600                    25
   Kosan Biosciences, Inc. *                                          5,000                    38
   Large Scale Biology Corp. *                                        4,600                    15
   Lexicon Genetics, Inc. *                                          12,400                   117
   Martek Biosciences Corp. *                                         6,000                   189
   Maxim Pharmaceuticals, Inc. *                                      8,500                    45
   Maxygen, Inc. *                                                   10,700                   134
   Nanogen, Inc. *                                                    4,900                    21
   Neose Technologies, Inc. *                                         4,300                   138
   Northfield Laboratories, Inc. *                                    3,900                    27
   Novavax, Inc. *                                                    5,400                    62
   Orchid BioSciences, Inc. *                                        19,700                    51
   Organogenesis, Inc. *                                             11,745                    16
   Paradigm Genetics, Inc. *                                          7,500                    12
   Peregrine Pharmaceuticals, Inc. *                                 40,300                    87
   PRAECIS Pharmaceuticals, Inc. *                                   18,700                    97
   Regeneration Technologies, Inc. *                                  4,600                    33
   Regeneron Pharmaceuticals, Inc. *                                 10,200                   255
   Ribozyme Pharmaceuticals, Inc. *                                   4,700             $      14
   Sangamo BioSciences, Inc. *                                        3,900                    36
   Seattle Genetics, Inc. *                                           2,500                    13
   Sequenom, Inc. *                                                  10,500                    72
   Serologicals Corp. *                                               6,700                   105
   Targeted Genetics Corp. *                                         13,700                    29
   Telik, Inc. *                                                      7,700                    93
   Texas Biotech Corp. *                                             16,000                    98
   Third Wave Technologies, Inc. *                                    2,800                     9
   Transgenomic, Inc. *                                               4,600                    42
   Transkaryotic Therapies, Inc. *                                   11,000                   474
   V.I. Technologies, Inc. *                                          1,900                    10
   Vical, Inc. *                                                      7,300                    68
-------------------------------------------------------------------------------------------------
                                                                                            7,287
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.9%
   Apogee Enterprises, Inc.                                          10,400                   127
   Armstrong Holdings, Inc. *                                        14,000                    44
   Butler Manufacturing Co.                                           1,900                    51
   Centex Construction Products, Inc.                                 2,400                    95
   Elcor Corp.                                                        7,107                   158
   Florida Rock Industries, Inc.                                      6,860                   273
   Genlyte Group, Inc. *                                              4,400                   165
   Lennox International, Inc.                                        15,800                   209
   LSI Industries, Inc.                                               5,150                   102
   Mestek, Inc. *                                                     1,000                    22
   NCI Building Systems, Inc. *                                       5,900                   133
   Nortek, Inc. *                                                     3,100                   112
   Oglebay Norton Co. *                                               1,000                    10
   Simpson Manufacturing Co., Inc. *                                  2,700                   165
   Texas Industries, Inc.                                             7,700                   317
   Trex Co., Inc. *                                                   2,300                    54
   U.S. Concrete, Inc. *                                              7,000                    46
   Universal Forest Products, Inc.                                    4,200                   100
   USG Corp. *                                                       13,500                    95
   York International Corp.                                          14,200                   510
-------------------------------------------------------------------------------------------------
                                                                                            2,788
-------------------------------------------------------------------------------------------------
CHEMICALS - 2.1%
   Airgas, Inc. *                                                    21,000                   422
   Albemarle Corp.                                                    9,200                   254
   Arch Chemicals, Inc.                                               7,400                   163
   Chemfirst, Inc.                                                    3,900                   104
   Crompton Corp.                                                    41,410                   511

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 62 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Cytec Industries, Inc. *                                          14,500             $     441
   Ferro Corp.                                                        9,750                   281
   Fuller (H.B.) Co.                                                 10,400                   311
   Georgia Gulf Corp.                                                 8,900                   239
   IMC Global, Inc.                                                  39,700                   586
   International Specialty Products, Inc. *                           4,700                    45
   MacDermid, Inc.                                                    7,800                   169
   Millennium Chemicals, Inc.                                        23,200                   342
   Minerals Technologies, Inc.                                        7,200                   378
   NL Industries, Inc.                                                3,500                    58
   Octel Corp. *                                                      3,600                    68
   Olin Corp.                                                        12,700                   239
   Omnova Solutions, Inc. *                                          14,500                   120
   PolyOne Corp.                                                     28,300                   345
   Quaker Chemical Corp.                                              2,800                    65
   RPM, Inc. of Ohio                                                 37,500                   583
   Schulman (A.), Inc.                                               10,700                   196
   Spartech Corp.                                                     4,900                   121
   Stepan Co.                                                         2,300                    62
   Symyx Technologies, Inc. *                                         9,400                   194
   Terra Industries, Inc. *                                          14,000                    37
   Uniroyal Technology Corp. *                                        4,800                     2
   Wellman, Inc.                                                      9,800                   161
-------------------------------------------------------------------------------------------------
                                                                                            6,497
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.9%
   aaiPharma, Inc. *                                                  3,600                   129
   Aaron Rents, Inc.                                                  5,100                   117
   ABM Industries, Inc.                                               6,624                   243
   Actrade Financial Technologies Ltd. *                              2,700                    41
   Administaff, Inc. *                                                8,200                   227
   Albany Molecular Research, Inc. *                                  7,700                   185
   Arbitron, Inc. *                                                  10,700                   362
   Banta Corp.                                                        9,050                   323
   Boron Lepore & Associates, Inc. *                                  2,900                    35
   Bowne & Co., Inc.                                                 12,100                   170
   Bright Horizons Family Solutions, Inc. *                           4,100                   121
   Career Education Corp. *                                          15,300                   606
   CDI Corp. *                                                        4,300                    99
   Central Parking Corp.                                              6,250                   144
   Century Business Services, Inc. *                                 28,800                   100
   Chemed Corp.                                                       3,200                   120
   Clark/Bardes, Inc. *                                               3,800                   109
   Coinstar, Inc. *                                                   7,800             $     263
   Comdisco, Inc. *                                                  38,600                    13
   Consolidated Graphics, Inc. *                                      3,700                    74
   Corinthian Colleges, Inc. *                                        2,900                   147
   Corporate Executive Board Co. *                                   12,800                   480
   Corvel Corp. *                                                     2,350                    70
   CoStar Group, Inc. *                                               4,700                   107
   CPI Corp.                                                          2,500                    41
   DiamondCluster International, Inc., Class A *                     10,000                   129
   Dollar Thrifty Automotive Group *                                  8,200                   173
   Edison Schools, Inc. *                                             9,600                   133
   Education Management Corp. *                                       8,600                   363
   Electro Rent Corp. *                                               5,274                    72
   Employee Solutions, Inc. *                                           201                     -
   Encompass Services Corp. *                                        23,304                    41
   First Consulting Group, Inc. *                                     6,300                    63
   Forrester Research, Inc. *                                         4,900                    94
   FTI Consulting, Inc. *                                             5,350                   166
   Gartner, Inc., Class A *                                          28,500                   368
   Heidrick & Struggles International, Inc. *                         6,600                   137
   Hooper Holmes, Inc.                                               20,800                   218
   ICT Group, Inc. *                                                  1,000                    24
   Insurance Auto Auctions, Inc. *                                    4,400                    74
   Integrated Electrical Services, Inc. *                            11,100                    55
   Interactive Data Corp.                                            13,200                   232
   ITT Educational Services, Inc. *                                   8,625                   388
   Kelly Services, Inc., Class A                                      5,800                   164
   Kendle International, Inc. *                                       3,600                    67
   kforce, Inc. *                                                     8,735                    45
   Korn/Ferry International *                                        13,800                   137
   Kroll, Inc. *                                                      5,500                    92
   Labor Ready, Inc. *                                               14,800                   115
   Landauer, Inc.                                                     2,900                   110
   Learning Tree International, Inc. *                                4,200                   102
   Mail-Well, Inc. *                                                 10,900                    68
   Management Network Group, Inc. *                                   3,400                    19
   MAXIMUS, Inc. *                                                    4,600                   141
   McGrath Rentcorp                                                   2,532                    78
   MedQuist, Inc. *                                                   3,805                   114
   Memberworks, Inc. *                                                3,400                    64
   Midas, Inc.                                                        5,500                    78
   MPS Group, Inc. *                                                 33,600                   294

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   National Processing, Inc. *                                        2,500             $      71
   Navigant Consulting Co. *                                         14,400                    93
   NCO Group, Inc. *                                                  6,650                   185
   New Horizons Worldwide, Inc. *                                     2,400                    29
   On Assignment, Inc. *                                              7,700                   138
   Parexel International Corp. *                                      9,100                   146
   PDI, Inc. *                                                        2,800                    47
   Plexus Corp. *                                                    15,300                   361
   Pre-Paid Legal Services, Inc. *                                    5,500                   157
   PRG-Schultz International, Inc. *                                 12,250                   172
   Rent-A-Center, Inc. *                                              2,600                   133
   Rent-Way, Inc. *                                                   8,987                    76
   Resources Connection, Inc. *                                       2,500                    72
   Right Management Consultants, Inc. *                               3,500                    89
   Rollins, Inc.                                                      5,300                   112
   Sotheby's Holdings, Inc., Class A *                                7,400                   119
   Sourcecorp *                                                       5,200                   153
   Spherion Corp. *                                                  19,230                   212
   Startek, Inc. *                                                    2,900                    67
   Stewart Enterprises, Inc., Class A *                              35,300                   211
   Strayer Education, Inc.                                            1,100                    54
   Sylvan Learning Systems, Inc. *                                   11,100                   314
   TeleTech Holdings, Inc. *                                         13,200                   177
   Trico Marine Services, Inc. *                                      9,000                    79
   Volt Information Sciences, Inc. *                                  2,950                    55
   Wackenhut (The) Corp., Class A *                                   3,200                   106
   Wackenhut Corrections Corp. *                                      3,000                    45
   Watson Wyatt & Co. *                                               3,400                    93
   Wireless Facilities, Inc. *                                        8,600                    52
-------------------------------------------------------------------------------------------------
                                                                                           12,362
-------------------------------------------------------------------------------------------------
COMPUTERS - 2.6%
   3D Systems Corp. *                                                 3,000                    48
   Advanced Digital Information Corp. *                              22,800                   297
   Ansoft Corp. *                                                     2,300                    42
   Avant! Corp. *                                                    13,906                   279
   CACI International, Inc., Class A *                                7,000                   246
   Carreker Corp. *                                                   6,300                    55
   Catapult Communications Corp. *                                    1,700                    43
   CIBER, Inc. *                                                     18,600                   170
   Cognizant Technology Solutions Corp. *                             2,800                   118
   Concurrent Computer Corp. *                                       22,500                   187
   Constellation 3D, Inc. *                                           5,200                     2
   Covansys Corp. *                                                   6,600             $      50
   Digimarc Corp. *                                                   3,700                    72
   Echelon Corp. *                                                    8,500                   153
   Electronics for Imaging, Inc. *                                   19,700                   361
   Factset Research Systems, Inc.                                     7,600                   307
   FalconStar Software, Inc. *                                       16,400                   104
   Handspring, Inc. *                                                 7,800                    36
   Hutchinson Technology, Inc. *                                      9,215                   199
   Imation Corp. *                                                   12,100                   321
   InFocus Corp. *                                                   14,300                   260
   Integral Systems, Inc. *                                           3,300                    67
   Intergraph Corp. *                                                18,200                   320
   InterVoice-Brite, Inc. *                                          11,100                    71
   Iomega Corp. *                                                    19,080                   169
   Kronos, Inc. *                                                     7,312                   344
   Lexar Media, Inc. *                                               11,900                    32
   Manhattan Associates, Inc. *                                       5,400                   206
   Maxwell Technologies, Inc. *                                       3,700                    34
   MCSi, Inc. *                                                       7,300                    87
   Mercury Computer Systems, Inc. *                                   6,900                   221
   Micros Systems, Inc. *                                             6,400                   163
   MTS Systems Corp.                                                  7,700                    84
   Netscout Systems, Inc. *                                           6,300                    45
   Novadigm, Inc. *                                                   4,900                    38
   Nuance Communications, Inc. *                                      9,800                    67
   Numerical Technologies, Inc. *                                     6,900                    93
   NYFIX, Inc. *                                                      8,600                   129
   PEC Solutions, Inc. *                                                600                    15
   Perot Systems Corp., Class A *                                    22,800                   455
   Pomeroy Computer Resources, Inc. *                                 3,600                    55
   Radiant Systems, Inc. *                                            5,450                    49
   Radisys Corp. *                                                    5,800                   104
   Rainbow Technologies, Inc. *                                       8,500                    86
   Read-Rite Corp. *                                                 44,100                   135
   SCM Microsystems, Inc. *                                           5,600                    65
   Silicon Graphics, Inc. *                                          72,100                   306
   Silicon Storage Technology, Inc. *                                28,100                   296
   Simplex Solutions, Inc. *                                          1,500                    15
   SONICblue, Inc. *                                                 34,300                    86
   Sykes Enterprises, Inc. *                                          8,300                    80
   Synplicity, Inc. *                                                 3,900                    30
   Syntel, Inc. *                                                     1,900                    27

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 64 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Systems & Computer Technology Corp. *                             11,366             $     150
   Talx Corp.                                                         4,270                    68
   Virage Logic Corp. *                                               3,200                    49
   Wave Systems Corp., Class A *                                     18,300                    45
   Western Digital Corp. *                                           69,400                   432
   Xanser Corp. *                                                    10,700                    29
   Xybernaut Corp. *                                                 18,900                    30
-------------------------------------------------------------------------------------------------
                                                                                            8,127
-------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.0%
   Elizabeth Arden, Inc. *                                            3,600                    42
   Revlon, Inc., Class A *                                            2,900                    19
-------------------------------------------------------------------------------------------------
                                                                                               61
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.6%
   Advanced Marketing Services, Inc.                                  4,650                   112
   Aviall, Inc. *                                                     6,800                    61
   Bell Microproducts, Inc. *                                         5,400                    56
   Brightpoint, Inc. *                                               19,824                    18
   Building Material Holding Corp. *                                  4,700                    68
   Daisytek International Corp. *                                     6,500                   103
   Handleman Co. *                                                    9,100                    94
   Hughes Supply, Inc.                                                8,675                   338
   Owens & Minor, Inc.                                               12,362                   243
   Scansource, Inc. *                                                 2,100                   126
   SCP Pool Corp. *                                                   6,950                   218
   United Stationers, Inc. *                                         11,700                   446
   Watsco, Inc.                                                       6,150                   110
   WESCO International, Inc. *                                        7,200                    50
-------------------------------------------------------------------------------------------------
                                                                                            2,043
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.1%
   Advanta Corp., Class A                                             7,900                   101
   Affiliated Managers Group, Inc. *                                  8,100                   582
   BKF Capital Group, Inc. *                                          2,100                    63
   Charter Municipal Mortgage Acceptance Co.                         14,800                   234
   Cityscape Financial Corp. *                                        3,800                     -
   CompuCredit Corp. *                                                4,100                    23
   Credit Acceptance Corp. *                                          4,700                    51
   Doral Financial Corp.                                             13,700                   465
   DVI, Inc. *                                                        4,700                    86
   Federal Agricultural Mortgage Corp., Class C *                     3,000                   134
   Financial Federal Corp. *                                          3,900                   128
   Friedman, Billings, Ramsey Group, Inc., Class A *                  8,200                    57
   Gabelli Asset Management, Inc., Class A *                          1,900                    75
   Jefferies Group, Inc.                                              8,500             $     410
   MicroFinancial, Inc.                                               2,600                    22
   New Century Financial Corp.                                        3,900                    89
   Raymond James Financial Corp.                                     14,000                   479
   SoundView Technology Group, Inc. *                                18,300                    41
   Student Loan Corp.                                                 1,500                   137
   SWS Group, Inc.                                                    4,977                   101
   Westcorp, Inc.                                                     3,981                    87
   WFS Financial, Inc. *                                              3,900                    97
   World Acceptance Corp. *                                           4,400                    31
-------------------------------------------------------------------------------------------------
                                                                                            3,493
-------------------------------------------------------------------------------------------------
ELECTRIC - 1.7%
   Avista Corp.                                                      17,400                   270
   Central Vermont Public Service Corp.                               4,200                    75
   CH Energy Group, Inc.                                              6,200                   294
   Cleco Corp.                                                       15,200                   363
   DQE, Inc.                                                         20,500                   437
   El Paso Electric Co. *                                            18,500                   290
   Empire District Electric Co.                                       7,100                   152
   Hawaiian Electric Industries, Inc.                                13,000                   572
   Madison Gas & Electric Co.                                         5,925                   168
   Newpower Holdings, Inc. *                                         17,100                     6
   Otter Tail Power Co.                                               9,000                   278
   PNM Resources, Inc.                                               14,300                   438
   RGS Energy Group, Inc.                                            12,700                   499
   Sierra Pacific Resources                                          37,388                   564
   UIL Holdings Corp.                                                 4,500                   262
   Unisource Energy Corp.                                            11,420                   234
   WPS Resources Corp.                                               11,300                   446
-------------------------------------------------------------------------------------------------
                                                                                            5,348
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
   Active Power, Inc. *                                              11,700                    61
   Advanced Energy Industries, Inc. *                                 6,800                   245
   American Superconductor Corp. *                                    7,500                    57
   Ametek, Inc.                                                      12,000                   446
   Artesyn Technologies, Inc. *                                      12,491                   116
   Beacon Power Corp. *                                              11,755                     6
   Belden, Inc.                                                       9,000                   214
   C&D Technologies, Inc.                                             9,600                   202
   Encore Wire Corp. *                                                4,800                    79
   Energy Conversion Devices, Inc. *                                  5,200                   108
   General Cable Corp.                                               12,000                   171

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 65 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Intermagnetics General Corp. *                                     5,162             $     141
   Littelfuse, Inc. *                                                 6,700                   166
   Magnetek, Inc. *                                                   7,400                    87
   Medis Technologies Ltd. *                                          3,799                    47
   Powell Industries, Inc. *                                          2,300                    51
   Proton Energy Systems, Inc. *                                     12,200                    79
   Rayovac Corp. *                                                    7,500                   116
   Research Frontiers, Inc. *                                         3,600                    64
   SatCon Technology Corp. *                                          3,600                    12
   SLI, Inc. *                                                        8,425                    21
   UCAR International, Inc. *                                        20,600                   293
   Universal Display Corp. *                                          5,800                    56
   Valence Technology, Inc. *                                        11,800                    36
   Vicor Corp. *                                                      8,300                   140
   Wilson Greatbatch Technologies, Inc. *                             3,100                    80
-------------------------------------------------------------------------------------------------
                                                                                            3,094
-------------------------------------------------------------------------------------------------
ELECTRONICS - 2.6%
   Analogic Corp.                                                     2,400                   100
   BEI Technologies, Inc.                                             3,900                    74
   Bel Fuse, Inc., Class B                                            3,200                    78
   Benchmark Electronics, Inc. *                                      7,200                   202
   BMC Industries, Inc.                                               9,900                    16
   Brady Corp., Class A                                               6,569                   238
   Checkpoint Systems, Inc. *                                        10,800                   172
   Coherent, Inc. *                                                  10,500                   356
   CTS Corp.                                                         10,680                   174
   Cubic Corp.                                                        1,900                   124
   Cymer, Inc. *                                                     11,200                   556
   Daktronics, Inc. *                                                 5,100                    41
   DDi Corp. *                                                       15,200                   130
   Dionex Corp. *                                                     6,900                   168
   DSP Group, Inc. *                                                  8,700                   178
   Duraswitch Industries, Inc. *                                      1,700                    13
   Electro Scientific Industries, Inc. *                             10,000                   367
   Excel Technology, Inc. *                                           3,100                    68
   FEI Co. *                                                          5,600                   199
   Fisher Scientific International, Inc. *                           19,800                   556
   Flir Systems, Inc. *                                               4,300                   205
   II-VI, Inc. *                                                      3,800                    58
   Indentix, Inc. *                                                  12,100                   107
   Itron, Inc. *                                                      5,300                   158
   Keithley Instruments, Inc.                                         2,200                    48
   LeCroy Corp. *                                                     3,000             $      53
   Manufacturers Services Ltd. *                                      5,700                    30
   Measurement Specialties, Inc. *                                    3,400                    12
   Mechanical Technology, Inc. *                                      7,000                    24
   Merix Corp. *                                                      5,000                    93
   Methode Electronics, Inc., Class A                                12,342                   154
   Molecular Devices Corp. *                                          5,300                    96
   NU Horizons Electronics Corp. *                                    5,400                    53
   Park Electrochemical Corp.                                         6,100                   177
   Paxar Corp. *                                                     13,020                   219
   Pemstar, Inc. *                                                    7,900                    76
   Photon Dynamics, Inc. *                                            6,200                   316
   Pioneer Standard Electronics, Inc.                                10,087                   143
   Planar Systems, Inc. *                                             3,900                   102
   Recoton Corp. *                                                    3,500                    16
   Rogers Corp. *                                                     5,700                   189
   SBS Technologies, Inc. *                                           5,300                    68
   Stoneridge, Inc. *                                                 4,600                    45
   Technitrol, Inc.                                                  11,100                   265
   Thomas & Betts Corp. *                                            21,300                   451
   Trimble Navigation Ltd. *                                          9,100                   151
   TTM Technologies, Inc. *                                           4,400                    44
   Varian, Inc. *                                                    11,500                   436
   Viasystems Group, Inc. *                                          19,400                     6
   Watts Industries, Inc., Class A                                    5,600                    94
   Woodhead Industries, Inc.                                          3,900                    69
   Woodward Governor Co.                                              3,200                   220
   X-Rite, Inc.                                                       6,200                    50
   Zygo Corp. *                                                       5,200                    84
-------------------------------------------------------------------------------------------------
                                                                                            8,122
-------------------------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 0.1%
   Covanta Energy Corp. *                                            17,700                    13
   FuelCell Energy, Inc. *                                           12,100                   191
   H Power Corp. *                                                    9,100                    23
   Headwaters, Inc. *                                                 8,900                   136
   Millennium Cell, Inc. *                                            5,800                    23
   Syntroleum Corp. *                                                 7,900                    47
-------------------------------------------------------------------------------------------------
                                                                                              433
-------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.4%
   Dycom Industries, Inc. *                                          17,500                   262
   EMCOR Group, Inc. *                                                3,900                   226
   Granite Construction, Inc.                                        11,462                   282

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 66 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Insituform Technologies, Inc. *                                    8,600             $     217
   Perini Corp. *                                                     4,100                    24
   URS Corp.                                                          4,900                   155
-------------------------------------------------------------------------------------------------
                                                                                            1,166
-------------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.8%
   Alliance Gaming Corp. *                                            5,900                   180
   AMC Entertainment, Inc. *                                          6,800                    93
   Argosy Gaming Co. *                                                8,300                   304
   Championship Auto Racing Teams, Inc. *                             4,300                    61
   Churchill Downs, Inc.                                              1,000                    37
   Dover Motorsports, Inc.                                            5,900                    96
   Gaylord Entertainment Co. *                                        8,000                   213
   Gtech Holdings Corp. *                                             9,900                   483
   Isle of Capri Casinos, Inc. *                                      7,100                   131
   Liberty Livewire Corp., Class A *                                  2,100                    12
   Magna Entertainment Corp., Class A *                               8,400                    68
   Penn National Gaming, Inc. *                                       3,800                   133
   Pinnacle Entertainment, Inc. *                                     6,700                    54
   Scientific Games Corp. *                                           5,800                    48
   Shuffle Master, Inc. *                                             6,500                   134
   Speedway Motorsports, Inc. *                                       4,800                   137
   Steinway Musical Instruments *                                     2,200                    42
   Trendwest Resorts, Inc. *                                          2,650                    64
   Vail Resorts, Inc. *                                               2,900                    62
   Zomax, Inc. *                                                     10,700                    78
-------------------------------------------------------------------------------------------------
                                                                                            2,430
-------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.5%
   Calgon Carbon Corp.                                               12,200                   102
   Casella Waste Systems, Inc., Class A *                             6,600                    79
   Catalytica Energy Systems, Inc. *                                  6,300                    21
   Ionics, Inc. *                                                     6,400                   205
   Mine Safety Appliances Co.                                         3,200                   120
   Stericycle, Inc. *                                                 5,900                   369
   Tetra Tech, Inc. *                                                17,991                   257
   TRC Cos., Inc. *                                                   2,950                    73
   Waste Connections, Inc. *                                         10,000                   335
-------------------------------------------------------------------------------------------------
                                                                                            1,561
-------------------------------------------------------------------------------------------------
FOOD - 2.2%
   American Italian Pasta Co., Class A *                              6,200                   282
   Arden Group, Inc., Class A *                                         500                    34
   Aurora Foods, Inc. *                                               8,900                    37
   Corn Products International, Inc.                                 12,900                   415
   Dean Foods Co. *                                                  15,947             $   1,208
   Del Monte Foods Co. *                                              9,100                    89
   Dole Food Co.                                                     15,400                   477
   Dreyer's Grand Ice Cream, Inc.                                     7,200                   297
   Fleming Cos., Inc.                                                15,300                   343
   Flowers Foods, Inc. *                                              9,300                   237
   Great Atlantic & Pacific Tea Co. *                                 7,100                   198
   Green Mountain Coffee, Inc. *                                      1,700                    35
   Hain Celestial Group, Inc. *                                       8,500                   189
   Ingles Markets, Inc., Class A                                      3,600                    42
   International Multifoods Corp. *                                   5,700                   135
   Interstate Bakeries Corp.                                         10,400                   252
   J & J Snack Foods Corp. *                                          2,200                    82
   Lance, Inc.                                                        8,700                   124
   Nash-Finch Co.                                                     4,000                   109
   Pathmark Stores, Inc. *                                           11,000                   263
   Performance Food Group Co. *                                      16,000                   523
   Pilgrims Pride Corp., Class B                                      5,500                    77
   Ralcorp Holdings, Inc. *                                          11,000                   299
   Riviana Foods, Inc.                                                2,100                    45
   Ruddick Corp.                                                     11,100                   185
   Sanderson Farms, Inc.                                              1,700                    46
   Seaboard Corp.                                                       100                    30
   Sensient Technologies Corp.                                       17,300                   398
   Smucker (J.M.) (The) Co.                                           7,100                   240
   Spartan Stores, Inc. *                                             7,200                    54
   United Natural Foods, Inc. *                                       3,300                    82
   Wild Oats Markets, Inc. *                                          5,950                    50
-------------------------------------------------------------------------------------------------
                                                                                            6,877
-------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.8%
   Buckeye Technologies, Inc. *                                       8,000                    82
   Caraustar Industries, Inc. *                                       9,500                    99
   Deltic Timber Corp.                                                3,600                   109
   Glatfelter Co.                                                     4,600                    83
   Longview Fibre Co. *                                              18,700                   193
   Louisiana-Pacific Corp. *                                         38,300                   411
   Pope & Talbot, Inc.                                                5,700                    84
   Potlatch Corp.                                                    10,400                   350
   Rayonier, Inc.                                                    10,000                   533
   Rock-Tenn Co., Class A                                             4,340                    93
   Schweitzer-Mauduit International, Inc.                             5,400                   134

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 67 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Wausau-Mosinee Paper Corp.                                        16,942             $     216
-------------------------------------------------------------------------------------------------
                                                                                            2,387
-------------------------------------------------------------------------------------------------
GAS - 1.6%
   AGL Resources, Inc.                                               20,300                   477
   Atmos Energy Corp.                                                15,022                   354
   Cascade Natural Gas Corp.                                          4,000                    85
   Energen Corp.                                                     10,300                   272
   Laclede Group, Inc.                                                6,900                   161
   New Jersey Resources Corp.                                         9,850                   298
   Northwest Natural Gas Co.                                          9,250                   259
   Northwestern Corp.                                                10,000                   220
   NUI Corp.                                                          5,100                   127
   ONEOK, Inc.                                                       19,500                   407
   Peoples Energy Corp.                                              13,000                   512
   Piedmont Natural Gas Co., Inc.                                    11,200                   399
   Semco Energy, Inc.                                                 6,675                    64
   South Jersey Industries, Inc.                                      4,313                   136
   Southern Union Co. *                                              12,046                   221
   Southwest Gas Corp.                                               10,700                   267
   UGI Corp.                                                         10,086                   316
   WGL Holdings, Inc.                                                17,800                   478
-------------------------------------------------------------------------------------------------
                                                                                            5,053
-------------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.4%
   Baldor Electric Co.                                                8,653                   195
   Franklin Electric Co., Inc.                                        3,000                   152
   Kennametal, Inc.                                                  11,400                   461
   Lincoln Electric Holdings, Inc.                                   11,500                   328
   Milacron, Inc.                                                     5,800                    85
   Regal-Beloit Corp.                                                 7,000                   179
-------------------------------------------------------------------------------------------------
                                                                                            1,400
-------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 2.9%
   Abiomed, Inc. *                                                    5,300                    59
   Advanced Neuromodulation Systems, Inc. *                           2,500                    84
   Align Technology, Inc. *                                           3,600                    19
   American Medical Systems Holdings, Inc. *                         11,700                   263
   Arrow International, Inc.                                          4,100                   194
   Arthrocare Corp. *                                                 7,400                   133
   Aspect Medical Systems, Inc. *                                     4,600                    41
   ATS Medical, Inc. *                                                8,100                    16
   Biosite Diagnostics, Inc. *                                        4,500                   111
   Britesmile, Inc. *                                                 5,200                    28
   Bruker Daltonics, Inc. *                                          16,800                   161
   Cardiodynamics International Corp. *                              10,600             $      45
   Cerus Corp. *                                                      4,200                   225
   Closure Medical Corp. *                                            2,000                    39
   Columbia Laboratories, Inc. *                                      9,400                    47
   Computerized Thermal Imaging, Inc. *                              23,700                    25
   Conceptus, Inc. *                                                  3,600                    78
   Conmed Corp. *                                                     8,625                   216
   Cooper Cos., Inc.                                                  5,200                   246
   Cyberonics, Inc. *                                                 7,100                   114
   Datascope Corp.                                                    4,200                   123
   Diagnostic Products Corp.                                          7,800                   337
   Edwards Lifesciences Corp. *                                      21,700                   606
   Endocare, Inc. *                                                   4,800                    95
   Haemonetics Corp. *                                                7,400                   235
   I-Stat Corp. *                                                     6,500                    47
   ICU Medical, Inc. *                                                3,300                   120
   IDEXX Laboratories, Inc. *                                        12,300                   330
   Igen International, Inc. *                                         5,100                   193
   Inamed Corp. *                                                     5,400                   178
   Intuitive Surgical, Inc. *                                        11,300                   106
   Invacare Corp.                                                     7,612                   286
   Luminex Corp. *                                                    5,900                    74
   Med-Design Corp. *                                                 2,800                    39
   Mentor Corp.                                                       7,700                   278
   Microvision, Inc. *                                                3,900                    45
   North American Scientific, Inc. *                                  2,600                    34
   Novoste Corp. *                                                    5,400                    45
   Ocular Sciences, Inc. *                                            6,200                   174
   OraSure Technologies, Inc. *                                       9,600                    58
   PolyMedica Corp. *                                                 4,300                   109
   Possis Medical, Inc. *                                             6,200                   122
   PSS World Medical, Inc. *                                         26,050                   255
   Respironics, Inc. *                                               11,161                   362
   Sola International, Inc. *                                         8,500                   125
   SonoSite, Inc. *                                                   3,800                    74
   SRI/Surgical Express, Inc. *                                         700                    11
   Steris Corp. *                                                    24,100                   503
   SurModics, Inc. *                                                  4,800                   209
   Sybron Dental Specialties, Inc. *                                 13,900                   279
   Techne Corp. *                                                    15,200                   419
   Thoratec Corp. *                                                  13,285                   145
   TriPath Imaging, Inc. *                                            9,100                    52

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 68 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Urologix, Inc. *                                                   4,200             $      76
   Vasomedical, Inc. *                                               21,000                    60
   Ventana Medical Systems, Inc. *                                    4,400                    89
   Vidamed, Inc. *                                                   13,300                   105
   Visx, Inc. *                                                      18,000                   318
   Vital Signs, Inc.                                                  1,900                    70
   West Pharmaceutical Services, Inc.                                 3,676                   112
   Zoll Medical Corp. *                                               3,300                   127
-------------------------------------------------------------------------------------------------
                                                                                            9,169
-------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 2.0%
   American Healthways, Inc. *                                        4,300                   117
   Ameripath, Inc. *                                                 10,100                   271
   Amsurg Corp. *                                                     7,400                   201
   Apria Healthcare Group, Inc. *                                    14,900                   365
   Beverly Enterprises, Inc. *                                       35,500                   256
   Cobalt Corp. *                                                     3,300                    30
   Covance, Inc. *                                                   21,800                   442
   Coventry Health Care, Inc. *                                      21,400                   556
   Dianon Systems, Inc. *                                             3,237                   210
   Dynacq International, Inc. *                                       1,600                    24
   Gentiva Health Services, Inc. *                                    7,500                   186
   Impath, Inc. *                                                     5,900                   242
   LifePoint Hospitals, Inc. *                                       14,400                   532
   Magellan Health Services *                                         8,800                    50
   Mid Atlantic Medical Services, Inc. *                             17,800                   507
   National Healthcare Corp. *                                        3,000                    49
   Option Care, Inc. *                                                2,700                    45
   PacifiCare Health Systems, Inc. *                                 10,400                   182
   Pediatrix Medical Group, Inc. *                                    7,700                   314
   Province Healthcare Co. *                                         11,600                   369
   RehabCare Group, Inc. *                                            5,800                   165
   Renal Care Group, Inc. *                                          18,025                   591
   Select Medical Corp. *                                             3,400                    54
   Sierra Health Services *                                           8,900                   116
   Specialty Laboratories *                                           1,900                    45
   Sunrise Assisted Living, Inc. *                                    6,400                   175
   U.S. Oncology, Inc. *                                             34,706                   306
   U.S. Physical Therapy, Inc. *                                      1,700                    31
-------------------------------------------------------------------------------------------------
                                                                                            6,431
-------------------------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.1%
   Resource America, Inc.                                             5,600                    62
   Walter Industries, Inc.                                           11,200             $     147
-------------------------------------------------------------------------------------------------
                                                                                              209
-------------------------------------------------------------------------------------------------
HOME BUILDERS - 1.4%
   Beazer Homes USA, Inc. *                                           3,200                   248
   Champion Enterprises, Inc. *                                      17,608                   141
   Coachmen Industries, Inc.                                          5,200                    85
   Crossmann Communities, Inc. *                                      2,500                   113
   Fleetwood Enterprises, Inc. *                                     12,800                   138
   Hovnanian Enterprises, Inc., Class A *                             5,400                   143
   KB HOME                                                           15,200                   660
   M/I Schottenstein Homes, Inc.                                      2,100                   119
   MDC Holdings, Inc.                                                 6,688                   289
   Meritage Corp. *                                                   1,200                    77
   Monaco Coach Corp. *                                               8,400                   204
   Newmark Homes Corp.                                                  800                    14
   NVR, Inc. *                                                        2,300                   726
   Palm Harbor Homes, Inc. *                                          6,012                   125
   Ryland Group, Inc.                                                 4,900                   442
   Skyline Corp.                                                      2,300                    71
   Standard Pacific Corp.                                             9,300                   261
   Toll Brothers, Inc. *                                              8,300                   414
   Winnebago Industries, Inc.                                         4,700                   197
-------------------------------------------------------------------------------------------------
                                                                                            4,467
-------------------------------------------------------------------------------------------------
HOME FURNISHINGS - 0.8%
   American Woodmark Corp.                                            2,000                   126
   Applica, Inc. *                                                    6,353                    55
   Bassett Furniture Industries, Inc.                                 3,700                    76
   Bush Industries, Inc., Class A                                     3,050                    39
   Fedders Corp.                                                      9,680                    29
   Furniture Brands International, Inc. *                            18,500                   674
   Harman International Industries, Inc.                             11,830                   584
   Kimball International, Inc., Class B                              12,300                   200
   La-Z-Boy, Inc.                                                    17,700                   486
   Parkervision, Inc. *                                               3,100                    63
   Salton, Inc. *                                                     2,100                    42
   Stanley Furniture Co., Inc. *                                      2,000                    65
   Universal Electronics, Inc. *                                      5,000                    73
-------------------------------------------------------------------------------------------------
                                                                                            2,512
-------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.5%
   American Greetings Corp., Class A *                               23,300                   423
   Blyth, Inc.                                                       12,000                   318
   Church & Dwight Co., Inc.                                         13,400                   395

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 69 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   CSS Industries, Inc. *                                             1,400             $      46
   Dial (The) Corp.                                                  34,700                   625
   Fossil, Inc. *                                                     4,700                   125
   Harland (John H.) Co.                                             10,600                   308
   New England Business Service, Inc.                                 4,200                   108
   Pennzoil-Quaker State Co.                                         29,100                   625
   Playtex Products, Inc. *                                           9,800                   106
   Russ Berrie & Co., Inc.                                            3,400                   109
   Scotts (The) Co., Class A *                                        5,800                   266
   Standard Register Co.                                              4,800                   135
   Tupperware Corp.                                                  18,900                   430
   Wallace Computer Services, Inc.                                   14,000                   283
   WD-40 Co.                                                          5,770                   174
   Yankee Candle Co., Inc. *                                          5,500                   127
-------------------------------------------------------------------------------------------------
                                                                                            4,603
-------------------------------------------------------------------------------------------------
HOUSEWARES - 0.2%
   Libbey, Inc.                                                       5,600                   216
   National Presto Industries, Inc.                                   1,700                    49
   Oneida Ltd.                                                        5,170                    77
   Toro Co.                                                           4,600                   274
-------------------------------------------------------------------------------------------------
                                                                                              616
-------------------------------------------------------------------------------------------------
INSURANCE - 2.6%
   Alfa Corp.                                                        14,300                   399
   American Physicians Capital, Inc. *                                4,000                    78
   AmerUs Group Co.                                                  15,300                   588
   Argonaut Group, Inc.                                               7,900                   167
   Baldwin & Lyons, Inc., Class B                                     2,300                    58
   Brown & Brown, Inc.                                               15,700                   493
   Citizens, Inc. *                                                   7,100                    76
   CNA Surety Corp.                                                   5,600                    84
   Commerce Group, Inc.                                               9,000                   348
   Crawford & Co., Class B                                           12,750                   173
   Delphi Financial Group, Inc., Class A                              4,819                   189
   FBL Financial Group, Inc., Class A                                 4,300                    81
   First American Corp.                                              24,994                   532
   Fremont General Corp.                                             21,000                   128
   Great American Financial Resources, Inc.                           2,160                    39
   Harleysville Group, Inc.                                          10,800                   285
   HealthExtras, Inc. *                                               4,500                    12
   Hilb, Rogal & Hamilton Co.                                        10,400                   325
   Horace Mann Educators Corp.                                       14,900                   335
   Kansas City Life Insurance Co.                                     2,300                    89
   Landamerica Financial Group, Inc.                                  6,800             $     236
   MEEMIC Holdings, Inc. *                                              400                    11
   Midland Co.                                                        1,400                     6
   National Western Life Insurance Co., Class A *                       800                    91
   Nymagic, Inc. *                                                    1,200                    23
   Ohio Casualty Corp. *                                             20,500                   388
   Philadelphia Consolidated Holding Co. *                            4,200                   167
   Pico Holdings, Inc. *                                              3,900                    58
   PMA Capital Corp., Class A                                         6,000                   138
   Presidential Life Corp.                                            7,900                   180
   ProAssurance Corp. *                                               8,346                   151
   RLI Corp.                                                          2,463                   127
   SCPIE Holdings, Inc.                                               3,200                    54
   Selective Insurance Group, Inc.                                    9,300                   248
   Stancorp Financial Group, Inc.                                    11,000                   605
   State Auto Financial Corp.                                         4,600                    67
   Stewart Information Services Corp. *                               4,500                    90
   Triad Guaranty, Inc. *                                             2,500                   109
   UICI *                                                            14,000                   265
   United Fire & Casualty Co.                                         2,300                    76
   Universal American Financial Corp. *                              16,500                   114
   Vesta Insurance Group, Inc.                                       12,700                    76
   W.R. Berkley Corp.                                                 7,750                   445
   Zenith National Insurance Corp.                                    3,000                    88
-------------------------------------------------------------------------------------------------
                                                                                            8,346
-------------------------------------------------------------------------------------------------
INTERNET - 2.7%
   1-800 Contacts, Inc. *                                             2,500                    27
   1-800-FLOWERS.COM, Inc. *                                          3,100                    42
   Agile Software Corp. *                                            11,200                   135
   Akamai Technologies, Inc. *                                       26,700                   107
   Alloy, Inc. *                                                      5,500                    83
   America Online Latin America, Inc., Class A *                      8,100                    18
   Answerthink, Inc. *                                               14,100                    92
   Art Technology Group, Inc. *                                      19,800                    41
   AsiaInfo Holdings, Inc. *                                          9,900                   130
   Avocent Corp. *                                                   16,385                   439
   Blue Martini Software, Inc. *                                     10,500                    15
   Braun Consulting, Inc. *                                           3,300                    14
   Cacheflow, Inc. *                                                  7,700                     7
   Centillium Communications, Inc. *                                  9,300                   112
   Centra Software, Inc. *                                            7,900                    38
   Chordiant Software, Inc. *                                        10,600                    77

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 70 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Click Commerce, Inc. *                                             6,600             $       8
   Commerce One, Inc. *                                             104,500                   163
   Corillian Corp. *                                                  7,100                    23
   Digex, Inc. *                                                      7,900                    10
   Digital Insight Corp. *                                           10,200                   281
   Digitalthink, Inc. *                                               8,100                    18
   Digitas, Inc. *                                                    3,200                    17
   Divine, Inc., Class A *                                          103,900                    52
   Docent, Inc. *                                                    13,300                    23
   E.piphany, Inc. *                                                 22,700                   172
   Engage, Inc. *                                                    14,400                     4
   Entrust, Inc. *                                                   17,400                    88
   eSPEED, Inc., Class A *                                            5,800                    61
   Extensity, Inc. *                                                  5,300                     9
   F5 Networks, Inc. *                                                7,000                   163
   Freemarkets, Inc. *                                               10,800                   248
   FrontLine Capital Group *                                         10,200                     -
   FTD.com, Inc. *                                                    3,000                    17
   Genuity, Inc., Class A *                                          64,400                    56
   Global Sports, Inc. *                                              5,000                    85
   GlobalSCAPE, Inc. *                                                  285                     -
   I-many, Inc. *                                                    13,500                    67
   Ibasis, Inc. *                                                    11,800                    10
   IndyMac Bancorp, Inc. *                                           22,300                   551
   Infospace, Inc. *                                                 89,300                   136
   Inktomi Corp. *                                                   46,100                   159
   Interland, Inc. *                                                 19,700                    50
   Internap Network Services Corp. *                                 55,400                    43
   Internet Capital Group, Inc. *                                    68,200                    44
   ITXC Corp. *                                                       8,700                    53
   Kana Software, Inc. *                                              5,725                   103
   Keynote Systems, Inc. *                                            8,700                    84
   Liberate Technologies *                                           39,000                   232
   Loudcloud, Inc. *                                                  9,000                    21
   Macromedia, Inc. *                                                21,600                   441
   Matrixone, Inc. *                                                 11,400                   102
   McAfee.com Corp. *                                                 2,000                    33
   Multex.com, Inc. *                                                 9,900                    45
   Net.B@nk, Inc. *                                                   9,100                   154
   Net2Phone, Inc. *                                                  6,400                    32
   Netegrity, Inc. *                                                  8,650                   128
   Netratings, Inc. *                                                 2,700                    33
   Overture Services, Inc. *                                          7,200             $     201
   PC-Tel, Inc. *                                                     5,000                    43
   Portal Software, Inc. *                                           36,000                    69
   Priceline.com, Inc. *                                             38,300                   200
   Procurenet, Inc. *                                                 7,500                     -
   ProQuest Co. *                                                     5,000                   215
   QRS Corp. *                                                        4,900                    58
   Register.com, Inc. *                                               7,100                    64
   S1 Corp. *                                                        22,300                   344
   Saba Software, Inc. *                                              9,400                    39
   Safeguard Scientifics, Inc. *                                     43,100                   130
   Sapient Corp. *                                                   29,800                   142
   Secure Computing Corp. *                                          10,400                   204
   Seebeyond Technology Corp. *                                      11,600                    89
   Selectica, Inc. *                                                  5,900                    23
   SkillSoft Corp. *                                                  1,900                    44
   SonicWALL, Inc. *                                                 15,100                   197
   Stamps.com, Inc. *                                                12,800                    57
   Stellent, Inc. *                                                   6,900                    66
   Support.com, Inc. *                                                7,900                    24
   TriZetto Group (The), Inc. *                                       8,300                   101
   Verity, Inc. *                                                    10,500                   186
   VerticalNet, Inc. *                                               24,400                    17
   Vitria Technology, Inc. *                                         25,900                   102
   WatchGuard Technologies, Inc. *                                    7,800                    49
   WebEx Communications, Inc. *                                       6,600                   109
   webMethods, Inc. *                                                 8,800                   152
   Websense, Inc. *                                                   6,100                   153
   Zixit Corp. *                                                      4,600                    30
-------------------------------------------------------------------------------------------------
                                                                                            8,504
-------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.1%
   American Capital Strategies Ltd.                                  11,600                   359
   Medallion Financial Corp.                                          5,000                    39
-------------------------------------------------------------------------------------------------
                                                                                              398
-------------------------------------------------------------------------------------------------
IRON/STEEL - 0.3%
   Bethlehem Steel Corp. *                                           47,900                    22
   Carpenter Technology Corp.                                         7,100                   205
   Cleveland Cliffs, Inc. *                                           3,500                    77
   Gibraltar Steel Corp.                                              2,000                    44
   Oregon Steel Mills, Inc. *                                         9,400                    71
   Reliance Steel & Aluminum Co.                                      8,750                   241
   Roanoke Electric Steel Corp.                                       4,000                    54

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 71 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Ryerson Tull, Inc.                                                 8,132             $      89
   Steel Dynamics, Inc. *                                             9,200                   151
-------------------------------------------------------------------------------------------------
                                                                                              954
-------------------------------------------------------------------------------------------------
LEISURE TIME - 0.6%
   Ambassadors Group, Inc. *                                          2,500                    34
   Ambassadors International, Inc. *                                  2,600                    22
   Arctic Cat, Inc.                                                   5,825                   117
   Bally Total Fitness Holding Corp. *                                9,700                   213
   Direct Focus, Inc. *                                              10,837                   412
   K2, Inc. *                                                         6,600                    43
   Navigant International, Inc. *                                     4,800                    70
   Pegasus Solutions, Inc. *                                          9,000                   167
   Polaris Industries, Inc.                                           8,400                   535
   ResortQuest International, Inc. *                                  5,900                    43
   Thor Industries, Inc.                                              2,299                   109
   WMS Industries, Inc. *                                             7,300                   139
-------------------------------------------------------------------------------------------------
                                                                                            1,904
-------------------------------------------------------------------------------------------------
LODGING - 0.6%
   Ameristar Casinos, Inc. *                                          1,200                    33
   Aztar Corp. *                                                     12,500                   274
   Boca Resorts, Inc., Class A *                                     10,500                   136
   Boyd Gaming Corp. *                                               10,900                   164
   Choice Hotels International, Inc. *                               12,300                   297
   Crestline Capital Corp. *                                          4,900                   165
   Hollywood Casino Corp., Class A *                                  3,700                    61
   Marcus Corp.                                                       6,425                   103
   MTR Gaming Group, Inc. *                                           7,200                   111
   Prime Hospitality Corp.                                           16,400                   215
   Station Casinos, Inc. *                                           12,300                   205
   Wyndham International, Inc., Class A *                            55,300                    50
-------------------------------------------------------------------------------------------------
                                                                                            1,814
-------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.2%
   Astec Industries, Inc. *                                           5,600                    98
   JLG Industries, Inc.                                              15,400                   228
   Terex Corp. *                                                     13,300                   301
-------------------------------------------------------------------------------------------------
                                                                                              627
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 2.0%
   AGCO Corp. *                                                      24,200                   552
   Albany International Corp., Class A                                5,767                   175
   Applied Industrial Technologies, Inc.                              6,235                   120
   Briggs & Stratton Corp.                                            7,900                   363
   Brooks Automation, Inc. *                                          7,300                   332
   Cognex Corp. *                                                    11,700             $     340
   Flow International Corp. *                                         4,800                    47
   Flowserve Corp. *                                                 16,189                   518
   Gardner Denver, Inc. *                                             5,350                   131
   Gerber Scientific, Inc. *                                          6,800                    50
   Gorman-Rupp Co.                                                    2,700                    72
   Graco, Inc.                                                       11,432                   467
   IDEX Corp.                                                        11,275                   417
   Kadant, Inc. *                                                     4,520                    65
   Lindsay Manufacturing Co.                                          3,655                    89
   Manitowoc Co. (The), Inc.                                          8,850                   350
   NACCO Industries, Inc., Class A                                    2,400                   159
   Nordson Corp.                                                      8,600                   259
   Presstek, Inc. *                                                  11,200                    65
   Robbins & Myers, Inc.                                              2,900                    79
   Sauer-Danfoss, Inc.                                                3,700                    38
   Stewart & Stevenson Services, Inc.                                 9,200                   178
   Surebeam Corp., Class A *                                          2,500                    14
   Tecumseh Products Co., Class A                                     5,600                   298
   Tennant Co.                                                        3,300                   138
   Thomas Industries, Inc.                                            5,523                   162
   Unova, Inc. *                                                     16,400                   131
   Wabtec Corp.                                                       8,974                   135
   Zebra Technologies Corp., Class A *                                9,700                   525
-------------------------------------------------------------------------------------------------
                                                                                            6,269
-------------------------------------------------------------------------------------------------
MEDIA - 1.6%
   4Kids Entertainment, Inc. *                                        3,100                    62
   Ackerley Group, Inc. *                                             5,400                    96
   ACTV, Inc. *                                                      14,500                    22
   Beasley Broadcast Group, Inc., Class A *                           2,800                    42
   Crown Media Holdings, Inc., Class A *                              9,700                   120
   Cumulus Media, Inc., Class A *                                    10,800                   193
   Digital Generation Systems *                                      12,900                    15
   Fisher Communications, Inc.                                        1,500                    68
   Gray Communications System                                         3,400                    54
   Information Holdings, Inc. *                                       7,200                   207
   Journal Register Co. *                                             9,700                   206
   Lee Enterprises, Inc.                                             16,200                   598
   Liberty Corp.                                                      6,200                   247
   Liberty Media Corp., Class A *                                     1,950                    25
   Lodgenet Entertainment Corp. *                                     3,400                    58
   Lynch Interactive Corp. *                                            800                    35

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 72 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Martha Stewart Living Omnimedia, Inc., Class A *                   3,100             $      56
   Media General, Inc., Class A                                       4,500                   286
   Metromedia International Group, Inc. *                            26,271                     8
   On Command Corp. *                                                 2,000                     9
   Paxson Communications Corp. *                                     11,600                   127
   Pegasus Communications Corp. *                                    15,700                    47
   Playboy Enterprises, Inc., Class B *                               4,800                    82
   Private Media Group, Inc. *                                        5,300                    30
   Pulitzer, Inc.                                                     3,000                   161
   Regent Communications, Inc. *                                      7,000                    58
   Saga Communications, Inc., Class A *                               3,525                    89
   Salem Communications Corp., Class A *                              3,200                    76
   Scholastic Corp. *                                                10,300                   558
   Sinclair Broadcast Group, Inc., Class A *                          8,900                   121
   Sirius Satellite Radio, Inc. *                                    23,500                   125
   Spanish Broadcasting System, Inc., Class A *                      13,500                   183
   TiVo, Inc. *                                                       6,500                    34
   UnitedGlobalCom, Inc., Class A *                                  28,000                   152
   Value Line, Inc.                                                     600                    29
   Wiley (John) & Sons, Inc., Class A                                16,600                   435
   World Wrestling Federation Entertainment, Inc. *                   4,200                    61
   XM Satellite Radio Holdings, Inc., Class A *                       5,700                    78
   Young Broadcasting, Inc., Class A *                                5,500                   137
-------------------------------------------------------------------------------------------------
                                                                                            4,990
-------------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.8%
   Castle (A.M.) & Co.                                                2,400                    26
   CIRCOR International, Inc.                                         3,200                    66
   Commercial Metals Co.                                              4,210                   177
   Kaydon Corp.                                                      10,100                   273
   Ladish Co., Inc. *                                                 3,400                    38
   Lawson Products, Inc.                                              1,800                    52
   Maverick Tube Corp. *                                             12,500                   204
   Mueller Industries, Inc. *                                        10,800                   378
   NN, Inc.                                                           4,200                    46
   NS Group, Inc. *                                                   6,400                    58
   Penn Engineering & Manufacturing Corp.                             4,400                    83
   Quanex Corp.                                                       5,000                   177
   ROHN Industries, Inc. *                                            6,100                     9
   Timken (The) Co.                                                  18,100                   418
   Valmont Industries, Inc.                                           5,000                    90
   Wolverine Tube, Inc. *                                             2,900                    25
   Worthington Industries, Inc.                                      24,700             $     379
-------------------------------------------------------------------------------------------------
                                                                                            2,499
-------------------------------------------------------------------------------------------------
MINING - 0.3%
   Amcol International Corp.                                          7,414                    45
   Brush Engineered Materials, Inc. *                                 6,100                    77
   Century Aluminum Co.                                               4,600                    75
   Kaiser Aluminum Corp. *                                            9,900                     4
   RTI International Metals, Inc. *                                   7,600                    88
   Southern Peru Copper Corp.                                         5,200                    67
   Stillwater Mining Co. *                                           14,150                   267
   Titanium Metals Corp. *                                            7,100                    38
   Tremont Corp.                                                        500                    14
   USEC, Inc.                                                        29,700                   190
-------------------------------------------------------------------------------------------------
                                                                                              865
-------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.3%
   A.O. Smith Corp.                                                   3,700                    94
   Acuity Brands, Inc.                                               15,100                   250
   Ameron International Corp.                                         1,300                    93
   Aptargroup, Inc.                                                  11,900                   417
   Armor Holdings, Inc. *                                             7,900                   214
   Barnes Group, Inc.                                                 5,932                   145
   Carlisle Cos., Inc.                                               11,100                   485
   Clarcor, Inc.                                                      8,212                   263
   Concord Camera Corp. *                                             8,700                    78
   CoorsTek, Inc. *                                                   3,000                   115
   Cuno, Inc. *                                                       5,550                   206
   Donaldson Co., Inc.                                               14,300                   575
   ESCO Technologies, Inc. *                                          3,900                   151
   Federal Signal Corp.                                              16,600                   394
   Foamex International, Inc. *                                       6,000                    59
   GenTek, Inc.                                                       1,400                     -
   Griffon Corp. *                                                    9,763                   164
   Harsco Corp.                                                      14,600                   571
   Hexcel Corp. *                                                     8,707                    35
   Lancaster Colony Corp.                                            10,200                   378
   Lydall, Inc. *                                                     5,500                    78
   Matthews International Corp., Class A                             11,000                   276
   Myers Industries, Inc.                                             6,027                    87
   Nanophase Technologies Corp. *                                     4,300                    36
   Osmonics, Inc. *                                                   3,900                    57
   Pittston Brink's Group                                            19,912                   500
   Quixote Corp.                                                      2,300                    43

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 73 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Roper Industries, Inc.                                            10,800             $     537
   SPS Technologies, Inc. *                                           3,534                   150
   Standex International Corp.                                        4,000                    98
   Sturm Ruger & Co., Inc.                                            7,200                    93
   Tredegar Corp.                                                     5,750                   108
   Trinity Industries, Inc.                                          13,600                   331
   U.S. Industries, Inc. *                                           27,200                   103
-------------------------------------------------------------------------------------------------
                                                                                            7,184
-------------------------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.0%
   CompX International, Inc.                                          1,300                    16
   Interface, Inc., Class A                                          16,500                   105
-------------------------------------------------------------------------------------------------
                                                                                              121
-------------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   Global Imaging System, Inc. *                                      2,500                    46
   IKON Office Solutions, Inc.                                       52,400                   614
-------------------------------------------------------------------------------------------------
                                                                                              660
-------------------------------------------------------------------------------------------------
OIL & GAS - 2.0%
   3TEC Energy Corp. *                                                5,400                    92
   ATP Oil & Gas Corp. *                                              2,200                     9
   Atwood Oceanics, Inc. *                                            3,400                   156
   Berry Petroleum Co., Class A                                       6,200                    96
   Brown (Tom), Inc. *                                               12,200                   333
   Cabot Oil & Gas Corp., Class A                                    10,900                   270
   Callon Petroleum Co. *                                             3,100                    24
   Chesapeake Energy Corp. *                                         51,418                   398
   Chiles Offshores, Inc. *                                           3,000                    69
   Clayton Williams Energy, Inc. *                                    1,700                    21
   Comstock Resources, Inc. *                                         8,200                    63
   Denbury Resources, Inc. *                                          7,000                    59
   EEX Corp. *                                                       11,400                    23
   Emex Corp. *                                                       4,910                    16
   Encore Acquisition Co. *                                           2,600                    38
   Energy Partners Ltd. *                                             8,100                    65
   Evergreen Resources, Inc. *                                        6,100                   254
   Frontier Oil Corp.                                                 9,400                   202
   Grey Wolf, Inc. *                                                 52,300                   207
   Holly Corp.                                                        3,100                    58
   Houston Exploration Co. *                                          3,600                   112
   KCS Energy, Inc. *                                                10,700                    33
   Key Production Co., Inc. *                                         5,100                    97
   Magnum Hunter Resources, Inc. *                                   14,200                   111
   McMoran Exploration Co. *                                          4,800                    16
   Meridian Resource Corp. *                                         12,512             $      61
   Nuevo Energy Co. *                                                 5,400                    80
   Parker Drilling Co. *                                             31,600                   140
   Patina Oil & Gas Corp.                                             6,900                   218
   Penn Virginia Corp.                                                2,900                   116
   Petroquest Energy, Inc. *                                          9,400                    54
   Plains Resources, Inc. *                                           8,800                   219
   Prima Energy Corp. *                                               3,600                    90
   Pure Resources, Inc. *                                             4,900                   111
   PYR Energy Corp. *                                                 5,300                    10
   Quicksilver Resources, Inc. *                                      3,000                    69
   Range Resources Corp. *                                           17,800                    92
   Remington Oil & Gas Corp. *                                        6,000                   121
   Southwestern Energy Co. *                                          9,200                   116
   Spinnaker Exploration Co. *                                        7,000                   292
   St. Mary Land & Exploration Co.                                   10,200                   221
   Stone Energy Corp. *                                               7,876                   305
   Swift Energy Co. *                                                 8,490                   167
   Tesoro Petroleum Corp. *                                          13,000                   183
   Unit Corp. *                                                      13,200                   241
   Vintage Petroleum, Inc.                                           17,900                   263
   Westport Resources Corp. *                                        11,020                   217
-------------------------------------------------------------------------------------------------
                                                                                            6,208
-------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.0%
   CAL Dive International, Inc. *                                    11,900                   296
   Carbo Ceramics, Inc.                                               2,600                   106
   Dril-Quip, Inc. *                                                  2,300                    59
   Gulf Island Fabrication, Inc. *                                    2,800                    42
   Horizon Offshore, Inc. *                                           5,400                    63
   Hydril Co. *                                                       4,700                   115
   Input/Output, Inc. *                                              16,700                   152
   Key Energy Services, Inc. *                                       36,600                   392
   Lone Star Technologies, Inc. *                                     9,200                   210
   Lufkin Industries, Inc.                                            2,000                    54
   NATCO Group, Inc., Class A *                                       3,400                    27
   Newpark Resources, Inc. *                                         24,080                   187
   Oceaneering International, Inc. *                                  8,100                   235
   Oil States International, Inc. *                                   3,700                    40
   Osca, Inc. *                                                       2,500                    70
   RPC, Inc.                                                          3,994                    59

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 74 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Seacor Smit, Inc. *                                                6,200             $     304
   Seitel, Inc. *                                                     7,100                    65
   Superior Energy Services, Inc. *                                  16,100                   162
   Tetra Technologies, Inc. *                                         4,400                   128
   Universal Compression Holdings, Inc. *                             4,000                   106
   Veritas DGC, Inc. *                                               11,000                   186
   W-H Energy Services, Inc. *                                        7,700                   166
-------------------------------------------------------------------------------------------------
                                                                                            3,224
-------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.9%
   AEP Industries, Inc. *                                               600                    21
   Ball Corp.                                                        20,100                   949
   Chesapeake Corp.                                                   5,600                   152
   Crown Cork & Seal Co., Inc. *                                     43,600                   390
   Earthshell Corp. *                                                17,600                    26
   Greif Brothers Corp., Class A                                      4,700                   168
   Ivex Packaging Corp. *                                             5,800                   133
   Liqui-Box Corp.                                                      900                     6
   Owens-Illinois, Inc. *                                            53,600                   911
   Silgan Holdings, Inc. *                                            3,600                   120
-------------------------------------------------------------------------------------------------
                                                                                            2,930
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.2%
   3-Dimensional Pharmaceuticals, Inc. *                              2,300                    16
   Accredo Health, Inc. *                                             9,550                   547
   Adolor Corp. *                                                    11,400                   127
   Alpharma, Inc., Class A                                           11,050                   158
   Amylin Pharmaceuticals, Inc. *                                    24,100                   241
   Antigenics, Inc. *                                                 5,300                    74
   Array Biopharma, Inc. *                                            6,200                    80
   Atrix Labs, Inc. *                                                 7,400                   168
   AVANIR Pharmaceuticals, Class A *                                 21,200                    61
   AVI BioPharma, Inc. *                                              5,600                    45
   BioMarin Pharmaceuticals, Inc. *                                   9,900                   104
   Biopure Corp. *                                                    5,800                    61
   Bone Care International, Inc. *                                    3,500                    48
   Cell Pathways, Inc. *                                              9,900                    41
   Cell Therapeutics, Inc. *                                         12,400                   308
   Cima Labs, Inc. *                                                  5,400                   144
   Connetics Corp. *                                                 11,000                   107
   Corixa Corp. *                                                    15,205                    94
   Corvas International, Inc. *                                      10,100                    57
   Cubist Pharmaceuticals, Inc. *                                     9,900                   183
   CV Therapeutics, Inc. *                                            8,100                   293
   Cygnus, Inc. *                                                    13,600             $      53
   Dendreon Corp. *                                                   5,600                    35
   Durect Corp. *                                                     7,000                    55
   Dusa Pharmaceuticals, Inc. *                                       5,100                    20
   Dyax Corp. *                                                       7,000                    26
   Emisphere Technologies, Inc. *                                     5,600                    95
   Endo Pharmaceuticals Holdings, Inc. *                              7,600                    77
   Esperion Therapeutics, Inc. *                                      8,300                    51
   First Horizon Pharmaceutical Corp. *                               4,000                    89
   GenStar Therapeutics Corp. *                                       4,300                     4
   Genta, Inc. *                                                      9,200                   154
   Genzyme Molecular Oncology Corp. *                                 5,800                    34
   Guilford Pharmaceuticals, Inc. *                                   9,000                    64
   Hemispherx Biopharma, Inc. *                                       6,600                    26
   Herbalife International, Inc., Class A                             5,533                    81
   Hyseq, Inc. *                                                      4,800                    26
   Ilex Oncology, Inc. *                                             11,500                   198
   Immune Response (The) Corp. of Delaware *                         11,400                     9
   Immunogen, Inc. *                                                 14,600                   162
   Impax Laboratories, Inc. *                                         6,500                    45
   Inkine Pharmaceutical, Inc. *                                     12,600                    23
   Insmed, Inc. *                                                    12,000                    34
   Inspire Pharmaceuticals, Inc. *                                    5,900                    12
   Interneuron Pharmaceuticals *                                     14,200                   124
   Isis Pharmaceuticals, Inc. *                                      15,100                   243
   Kos Pharmaceuticals, Inc. *                                        1,800                    50
   KV Pharmaceutical Co., Class B *                                   8,550                   280
   La Jolla Pharmaceutical Co. *                                     11,700                    86
   Ligand Pharmaceuticals, Inc., Class B *                           14,751                   291
   Macrochem Corp. *                                                  8,400                    26
   Medicines Co. *                                                    8,200                   117
   MGI Pharma, Inc. *                                                 8,800                   121
   Miravant Medical Technologies *                                    5,100                     6
   Nabi Biopharmaceuticals *                                         13,900                    86
   Napro Biotherapeutics, Inc. *                                      9,000                    79
   Natures Sunshine Products, Inc.                                    4,200                    47
   NBTY, Inc. *                                                      15,800                   270
   NeoPharm, Inc. *                                                   4,100                    88
   Neurocrine Biosciences, Inc. *                                    10,000                   406
   Neurogen Corp. *                                                   4,500                    57
   Noven Pharmaceuticals, Inc. *                                      8,200                   170
   NPS Pharmaceuticals, Inc. *                                       10,100                   330

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 75 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Onyx Pharmaceuticals, Inc. *                                       6,700             $      31
   Pain Therapeutics, Inc. *                                          5,800                    55
   Penwest Pharmaceuticals Co. *                                      4,900                    95
   Perrigo Co. *                                                     22,200                   265
   Pharmaceutical Resources, Inc. *                                   6,800                   144
   Pharmacopeia, Inc. *                                               8,100                   108
   Pharmacyclics, Inc. *                                              5,900                    46
   Pharmos Corp. *                                                   20,600                    35
   Pozen, Inc. *                                                      7,100                    41
   Progenics Pharmaceuticals, Inc. *                                  2,900                    43
   Rigel Pharmaceuticals, Inc. *                                      9,600                    34
   Sangstat Medical Corp. *                                           8,300                   223
   Sciclone Pharmaceuticals, Inc. *                                  11,800                    51
   Scios, Inc. *                                                     16,600                   480
   Star Scientific, Inc. *                                            7,400                    15
   SuperGen, Inc. *                                                   6,100                    34
   Syncor International Corp. *                                       7,200                   196
   Tanox, Inc. *                                                      8,600                   122
   Theragenics Corp. *                                               10,900                   108
   Titan Pharmaceuticals, Inc. *                                      9,000                    63
   Triangle Pharmaceuticals, Inc. *                                  17,000                    87
   Trimeris, Inc. *                                                   6,800                   294
   Tularik, Inc. *                                                    7,100                   117
   United Therapeutics Corp. *                                        5,500                    74
   Valentis, Inc. *                                                  13,200                    37
   Vaxgen, Inc. *                                                     3,000                    34
   Versicor, Inc. *                                                   5,100                    92
   Vion Pharmaceuticals, Inc. *                                      10,500                    43
   Viropharma, Inc. *                                                 6,500                    33
-------------------------------------------------------------------------------------------------
                                                                                           10,207
-------------------------------------------------------------------------------------------------
PIPELINES - 0.1%
   Transmontaigne, Inc. *                                             5,800                    30
   Western Gas Resources, Inc.                                        7,400                   276
-------------------------------------------------------------------------------------------------
                                                                                              306
-------------------------------------------------------------------------------------------------
REAL ESTATE - 0.4%
   American Realty Investors, Inc. *                                  1,400                    10
   Avatar Holdings, Inc. *                                            1,800                    48
   Corrections Corp. of America *                                     9,210                   120
   Forest City Enterprises, Inc., Class A                             9,800                   372
   Insignia Financial Group, Inc. *                                   7,166                    82
   Jones Lang LaSalle, Inc. *                                        11,000                   244
   LNR Property Corp.                                                 8,100                   284
   Trammell Crow Co. *                                                8,400             $     122
-------------------------------------------------------------------------------------------------
                                                                                            1,282
-------------------------------------------------------------------------------------------------
REITS - 6.5%
   Acadia Realty Trust                                                7,000                    49
   Alexander's, Inc. *                                                  600                    36
   Alexandria Real Estate Equities, Inc.                              5,400                   241
   AMLI Residential Properties Trust                                  4,900                   124
   Annaly Mortgage Management, Inc.                                  29,200                   496
   Anthracite Capital, Inc.                                          13,800                   159
   Associated Estates Realty                                          5,900                    60
   Bedford Property Investors, Inc.                                   5,400                   138
   Boykin Lodging Co. *                                               6,300                    59
   Brandywine Realty Trust                                            9,200                   220
   BRE Properties, Inc., Class A                                     16,700                   543
   Burnham Pacific Properties, Inc.                                   8,500                    14
   Camden Property Trust                                             13,116                   513
   Capital Automotive                                                 6,800                   156
   Capstead Mortgage Corp.                                            3,250                    63
   CBL & Associates Properties, Inc.                                  7,500                   265
   Centerpoint Properties Corp.                                       8,300                   449
   Chateau Communities, Inc.                                          7,400                   213
   Chelsea Property Group, Inc.                                       5,700                   308
   Colonial Properties Trust                                          5,300                   183
   Commercial Net Lease Realty                                       12,800                   179
   Cornerstone Realty Income Trust, Inc.                             17,400                   194
   Corporate Office Properties Trust SBI (MD)                         3,400                    45
   Cousins Properties, Inc.                                          13,100                   341
   Crown American Realty                                              7,700                    75
   Developers Diversified Realty Corp.                               20,439                   429
   EastGroup Properties, Inc.                                         5,800                   149
   Entertainment Properties Trust                                     6,200                   140
   Equity Inns, Inc.                                                 13,500                   108
   Equity One, Inc.                                                   1,000                    13
   Essex Property Trust, Inc.                                         5,200                   271
   Federal Realty Investment Trust                                   13,200                   339
   FelCor Lodging Trust, Inc.                                        11,000                   234
   First Industrial Realty Trust, Inc.                               14,400                   493
   Gables Residential Trust                                           8,900                   276
   Getty Realty Corp.                                                 4,100                    77
   Glenborough Realty Trust, Inc.                                     7,100                   153
   Glimcher Realty Trust                                              9,300                   172
   Great Lakes REIT, Inc.                                             4,400                    75

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 76 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Health Care REIT, Inc.                                            11,900             $     332
   Healthcare Realty Trust, Inc.                                     15,173                   461
   Highwoods Properties, Inc.                                        19,400                   545
   Home Properties of New York, Inc.                                  6,600                   227
   HRPT Properties Trust                                             47,200                   425
   Innkeepers USA Trust                                               8,500                    96
   Investors Real Estate Trust                                        8,100                    81
   IRT Property Co.                                                  11,200                   129
   JDN Realty Corp.                                                  12,000                   153
   JP Realty, Inc.                                                    4,000                   107
   Keystone Property Trust                                            2,900                    41
   Kilroy Realty Corp.                                                9,000                   254
   Koger Equity, Inc.                                                 9,800                   175
   Kramont Realty Trust                                               6,900                    93
   La Quinta Corp. *                                                 47,500                   340
   LaSalle Hotel Properties                                           4,500                    73
   Lexington Corporate Properties Trust                               8,100                   129
   Macerich (The) Co.                                                11,500                   347
   Manufactured Home Communities, Inc.                                5,200                   172
   Meristar Hospitality Corp.                                        13,846                   253
   Mid Atlantic Realty Trust                                          4,800                    73
   Mid-America Apartment Communities, Inc.                            5,200                   136
   Mills Corp.                                                        6,700                   187
   Mission West Properties                                            5,600                    73
   National Golf Properties, Inc. *                                   3,700                    27
   National Health Investors, Inc.                                    7,600                   111
   Nationwide Health Properties, Inc.                                17,300                   349
   Pan Pacific Retail Properties, Inc.                                8,816                   269
   Parkway Properties, Inc.                                           3,000                   109
   Pennsylvania Real Estate Investment Trust                          4,800                   122
   Pinnacle Holdings, Inc. *                                         14,200                     1
   Post Properties, Inc.                                             13,500                   454
   Prentiss Properties Trust                                         11,400                   337
   Prime Group Realty Trust *                                         2,100                    16
   PS Business Parks, Inc.                                            3,900                   136
   Realty Income Corp.                                               12,000                   398
   Reckson Associates Realty Corp.                                   13,300                   328
   Redwood Trust, Inc.                                                2,600                    71
   Regency Centers Corp.                                              8,500                   247
   RFS Hotel Investors, Inc.                                         10,700                   157
   Saul Centers, Inc.                                                 3,900                    87
   Senior Housing Properties Trust                                   10,700                   154
   Shurgard Storage Centers, Inc.                                    11,900             $     403
   SL Green Realty Corp.                                              9,600                   323
   Sovran Self Storage, Inc.                                          4,500                   141
   Storage USA, Inc.                                                  6,000                   256
   Summit Properties, Inc.                                            9,300                   228
   Sun Communities, Inc.                                              5,600                   220
   Tanger Factory Outlet Centers, Inc.                                1,900                    51
   Taubman Centers, Inc.                                             10,600                   160
   Thornburg Mortgage, Inc.                                          14,400                   289
   Town & Country Trust                                               5,200                   115
   U.S. Restaurant Properties, Inc.                                   6,900                    95
   United Dominion Realty Trust, Inc.                                37,800                   599
   Universal Health Realty Income, Inc.                               4,300                   103
   Ventas, Inc.                                                      22,200                   281
   Washington Real Estate Investment Trust                           14,200                   408
   Weingarten Realty Investors                                       10,400                   535
   Winston Hotels, Inc.                                               5,100                    48
-------------------------------------------------------------------------------------------------
                                                                                           20,582
-------------------------------------------------------------------------------------------------
RETAIL - 6.9%
   7-Eleven, Inc. *                                                   8,500                    95
   99 Cents Only Stores *                                             9,849                   378
   AFC Enterprises *                                                  3,500                   117
   Ann Taylor Stores Corp. *                                          9,000                   389
   Applebee's International, Inc.                                    12,250                   445
   Bebe Stores, Inc. *                                                1,400                    29
   Bob Evans Farms, Inc.                                             12,700                   358
   Brown Shoe Co., Inc.                                               6,000                   117
   Buca, Inc. *                                                       4,500                    82
   Buckle (The), Inc. *                                               2,300                    56
   Burlington Coat Factory Warehouse Corp.                            6,560                   126
   California Pizza Kitchen, Inc. *                                   5,500                   138
   Casey's General Stores, Inc.                                      14,500                   196
   Cash America International, Inc.                                   8,100                    71
   Cato Corp., Class A                                                5,100                   114
   CBRL Group, Inc.                                                  20,300                   578
   CEC Entertainment, Inc. *                                         10,160                   469
   Charlotte Russe Holding, Inc. *                                    7,600                   197
   Charming Shoppes, Inc. *                                          38,600                   306
   Cheesecake Factory (The), Inc. *                                  13,900                   513
   Chico's FAS, Inc. *                                               12,350                   416
   Children's Place Retail Stores (The), Inc. *                       3,900                   129
   Christopher & Banks Corp. *                                        8,050                   264

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 77 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Circuit City Stores, Inc. - Carmax Group *                        13,300             $     344
   Claire's Stores, Inc.                                             15,500                   302
   Coldwater Creek, Inc. *                                            1,400                    25
   Cole National Corp. *                                              3,600                    69
   Copart, Inc. *                                                    22,450                   403
   Cost Plus, Inc. of California *                                    7,875                   215
   CSK Auto Corp. *                                                  10,400                    98
   Deb Shops, Inc.                                                    1,500                    40
   dELiA*s Corp., Class A *                                          11,400                    73
   Dillard's, Inc., Class A                                          23,100                   551
   Dress Barn, Inc. *                                                 5,100                   151
   Duane Reade, Inc. *                                                3,700                   126
   Electronics Boutique Holdings Corp. *                              3,700                   128
   Factory 2-U Stores, Inc. *                                         4,700                    61
   Finish Line (The), Inc., Class A *                                 6,300                   116
   Footstar, Inc. *                                                   7,300                   223
   Fred's, Inc.                                                       6,850                   247
   Friedman's, Inc., Class A                                          6,400                    69
   Genesco, Inc. *                                                    8,000                   221
   Group 1 Automotive, Inc. *                                         5,800                   227
   Guitar Center, Inc. *                                              6,100                   107
   Hancock Fabrics, Inc.                                              6,000                   108
   Haverty Furniture Companies, Inc.                                  5,800                   100
   Hibbett Sporting Goods, Inc. *                                     2,050                    48
   Hollywood Entertainment Corp. *                                   15,800                   265
   Hot Topic, Inc. *                                                  9,950                   208
   IHOP Corp. *                                                       6,700                   226
   Insight Enterprises, Inc. *                                       14,450                   327
   Intertan, Inc. *                                                   9,100                   103
   J. Jill Group, Inc. *                                              3,900                   111
   Jack in the Box, Inc. *                                           13,600                   403
   Kenneth Cole Productions, Inc., Class A *                          2,650                    53
   Landry's Restaurants, Inc.                                         5,700                   131
   Lands' End, Inc. *                                                 4,200                   188
   Linens 'N Things, Inc. *                                          13,200                   403
   Lithia Motors, Inc., Class A *                                     2,400                    59
   Lone Star Steakhouse & Saloon, Inc.                                6,600                   138
   Longs Drug Stores Corp.                                           11,100                   309
   Luby's, Inc. *                                                     8,200                    56
   Massimo da Milano, Inc. *                                          2,061                     -
   Men's Wearhouse, Inc. *                                           12,002                   280
   Michaels Stores, Inc. *                                           24,000                   907
   Movado Group, Inc.                                                 3,500             $      77
   Movie Gallery, Inc. *                                              4,025                    69
   MSC Industrial Direct Co. *                                       14,600                   334
   NU Skin Enterprises, Inc., Class A                                15,700                   168
   O'Charleys, Inc. *                                                 6,100                   131
   O'Reilly Automotive, Inc. *                                       13,600                   429
   OfficeMax, Inc. *                                                 39,100                   218
   P.F. Chang's China Bistro, Inc. *                                  3,400                   227
   Pacific Sunwear of California, Inc. *                             10,637                   262
   Panera Bread Co., Class A *                                        3,600                   229
   Papa John's International, Inc. *                                  5,425                   151
   PC Connection, Inc. *                                              2,400                    25
   Pep Boys (The) - Manny, Moe & Jack                                16,600                   276
   Petsmart, Inc. *                                                  36,200                   491
   Pier 1 Imports, Inc.                                              34,200                   704
   Pricesmart, Inc. *                                                 1,400                    51
   Rare Hospitality International, Inc. *                             7,850                   200
   Regis Corp.                                                       13,525                   380
   Ruby Tuesday, Inc.                                                23,600                   549
   Ryan's Family Steak Houses, Inc. *                                11,200                   269
   School Specialty, Inc. *                                           5,800                   155
   ShopKo Stores, Inc. *                                              9,900                   179
   Smart & Final, Inc. *                                              4,350                    45
   Sonic Automotive, Inc. *                                           8,500                   255
   Sonic Corp. *                                                     11,543                   297
   Spiegel, Inc., Class A *                                           5,300                     7
   Steak n Shake (The) Co. *                                          7,804                   110
   Stein Mart, Inc. *                                                 9,100                    91
   TBC Corp. *                                                        6,300                    91
   Too, Inc. *                                                       11,500                   339
   Trans World Entertainment Corp. *                                  9,650                    81
   Triarc Cos., Inc. *                                                4,301                   120
   Tuesday Morning Corp. *                                            3,200                    65
   Tweeter Home Entertainment Group, Inc. *                           7,100                   139
   Ultimate Electronics, Inc. *                                       3,200                    90
   United Auto Group, Inc. *                                          2,000                    45
   Urban Outfitters, Inc. *                                           2,400                    56
   Value City Department Stores, Inc. *                               5,800                    24
   Wet Seal, Inc., Class A *                                          5,100                   178
   Wilsons Leather Experts (The), Inc. *                              4,400                    53
   Zale Corp. *                                                      12,200                   495
-------------------------------------------------------------------------------------------------
                                                                                           21,957
-------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 78 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
SAVINGS & LOANS - 2.2%
   American Financial Holdings, Inc.                                  7,600             $     202
   Anchor BanCorp Wisconsin, Inc.                                     7,800                   156
   Bank Mutual Corp.                                                  4,100                    70
   BankAtlantic Bancorp, Inc., Class A                               12,300                   160
   BankUnited Financial Corp., Class A *                              7,000                   105
   Brookline Bancorp, Inc.                                            4,300                    73
   Capitol Federal Financial                                          9,600                   218
   CFS Bancorp, Inc.                                                  5,000                    68
   Coastal Bancorp, Inc.                                              1,500                    52
   Commercial Federal Corp.                                          17,000                   457
   Commonwealth Bancorp, Inc.                                         3,000                    75
   Connecticut Bancshares, Inc.                                       4,100                   113
   Dime Community Bancshares                                          5,100                   157
   Downey Financial Corp.                                             7,241                   330
   Fidelity Bankshares, Inc.                                          5,800                   105
   First Essex Bancorp, Inc.                                          2,400                    73
   First Federal Capital Corp.                                        6,100                   115
   First Financial Holdings, Inc.                                     4,900                   133
   First Indiana Corp.                                                4,262                    83
   First Niagara Financial Group, Inc.                                3,600                    63
   First Place Financial Corp.                                        5,300                    89
   First Sentinel Bancorp, Inc.                                       9,548                   125
   Firstfed Financial Corp. *                                         6,350                   166
   Flagstar Bancorp, Inc.                                             2,500                    58
   Flushing Financial Corp.                                           3,850                    65
   Harbor Florida Bancshares, Inc.                                    7,912                   152
   Hudson River Bancorp, Inc.                                         5,600                   135
   Independence Community Bank Corp.                                 21,500                   605
   MAF Bancorp, Inc.                                                  6,761                   238
   Medford Bancorp, Inc.                                              2,300                    58
   New York Community Bancorp, Inc.                                  29,666                   820
   Northwest Bancorp, Inc.                                            4,500                    53
   OceanFirst Financial Corp.                                         2,700                    81
   Ocwen Financial Corp. *                                           13,400                    88
   Pennfed-Financial Services, Inc.                                   2,100                    57
   PFF Bancorp, Inc.                                                  4,200                   131
   Port Financial Corp.                                               1,900                    60
   Provident Bancorp, Inc.                                            1,100                    29
   Quaker City Bancorp, Inc. *                                        1,400                    44
   Seacoast Financial Services Corp.                                  9,000                   177
   St. Francis Capital Corp.                                          2,700                    64
   Staten Island Bancorp, Inc.                                       20,800                   409
   Troy Financial Corp.                                               1,575             $      42
   United Community Financial Corp.                                  11,500                    85
   Waypoint Financial Corp.                                          12,800                   212
   WSFS Financial Corp.                                               2,900                    53
-------------------------------------------------------------------------------------------------
                                                                                            6,904
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 3.8%
   Actel Corp. *                                                      8,300                   172
   ADE Corp. *                                                        3,400                    52
   Alliance Semiconductor Corp. *                                     9,600                   111
   Alpha Industries, Inc. *                                          16,200                   247
   Anadigics, Inc. *                                                 11,150                   138
   Artisan Components, Inc. *                                         4,800                    80
   AstroPower, Inc. *                                                 4,500                   188
   Asyst Technologies, Inc. *                                        13,100                   238
   ATMI, Inc. *                                                      10,000                   314
   August Technology Corp. *                                          2,000                    29
   AXT, Inc. *                                                        7,000                    75
   Caliper Technologies Corp. *                                       7,800                   101
   Celeritek, Inc. *                                                  4,500                    46
   ChipPAC, Inc., Class A *                                          13,200                   130
   Cohu, Inc.                                                         7,500                   214
   Credence Systems Corp. *                                          21,280                   467
   Dupont Photomasks, Inc. *                                          1,800                    94
   Elantec Semiconductor, Inc. *                                      8,500                   364
   Electroglas, Inc. *                                                7,700                   130
   EMCORE Corp. *                                                     8,500                    82
   Entegris, Inc. *                                                  14,700                   237
   ESS Technology, Inc. *                                            11,400                   236
   Exar Corp. *                                                      13,900                   285
   FSI International, Inc. *                                          9,600                   108
   GlobespanVirata, Inc. *                                           38,508                   575
   Helix Technology Corp.                                             8,300                   210
   HI/FN, Inc. *                                                      3,000                    35
   Integrated Circuit Systems, Inc. *                                10,200                   208
   Integrated Silicon Solution, Inc. *                                9,800                   126
   IXYS Corp. *                                                       3,700                    43
   Kopin Corp. *                                                     24,000                   219
   Kulicke & Soffa Industries, Inc. *                                18,000                   375
   LTX Corp. *                                                       17,800                   484
   Mattson Technology, Inc. *                                        11,500                    81
   MEMC Electronic Materials, Inc. *                                 15,000                    88
   Microsemi Corp. *                                                 10,400                   170

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 79 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Microtune, Inc. *                                                 11,100             $     159
   MIPS Technologies, Inc., Class A *                                14,300                   105
   MKS Instruments, Inc. *                                            7,566                   259
   Nanometrics, Inc. *                                                2,700                    50
   Oak Technology, Inc. *                                            17,600                   262
   ON Semiconductor Corp. *                                          12,100                    51
   Pericom Semiconductor Corp. *                                      7,900                   112
   Photronics, Inc. *                                                 9,700                   327
   Pixelworks, Inc. *                                                 8,000                   103
   PLX Technology, Inc. *                                             6,200                    76
   Power Integrations, Inc. *                                         9,600                   183
   PRI Automation, Inc. *                                             8,600                   200
   Rambus, Inc. *                                                    30,400                   237
   Richardson Electronics Ltd.                                        1,700                    21
   Rudolph Technologies, Inc. *                                       3,500                   151
   Semitool, Inc. *                                                   5,700                    74
   Silicon Image, Inc. *                                             20,400                   174
   Silicon Laboratories, Inc. *                                       3,200                   113
   Siliconix, Inc. *                                                  2,100                    63
   Sipex Corp. *                                                      9,100                   101
   Standard Microsystems Corp. *                                      5,300                   122
   Supertex, Inc. *                                                   2,900                    62
   Therma-Wave, Inc. *                                                5,900                    85
   Three-Five Systems, Inc. *                                         7,800                   116
   Transwitch Corp. *                                                32,900                   107
   Trikon Technologies, Inc. *                                        4,000                    59
   Tripath Technology, Inc. *                                         5,600                     9
   Triquint Semiconductor, Inc. *                                    47,654                   572
   Ultratech Stepper, Inc. *                                          7,400                   154
   Varian Semiconductor Equipment Associates, Inc. *                 12,000                   540
   Veeco Instruments, Inc. *                                         10,500                   367
   Xicor, Inc. *                                                      8,100                    86
   Zoran Corp. *                                                      6,500                   284
-------------------------------------------------------------------------------------------------
                                                                                           12,136
-------------------------------------------------------------------------------------------------
SOFTWARE - 4.0%
   3DO (The) Co. *                                                   13,600                    14
   Acclaim Entertainment, Inc. *                                     20,600                    94
   Activision, Inc. *                                                13,050                   389
   Actuate Corp. *                                                   15,600                   113
   Allscripts Healthcare Solutions, Inc. *                           11,400                    72
   American Management Systems, Inc. *                               15,300                   286
   Ansys, Inc. *                                                      5,300                   144
   Ascential Software Corp. *                                        95,000             $     366
   Aspen Technology, Inc. *                                          11,600                   266
   Avid Technology, Inc. *                                            8,400                   117
   Barra, Inc. *                                                      4,375                   265
   Borland Software Corp. *                                          18,900                   246
   Brio Software, Inc. *                                              7,100                    19
   Bsquare Corp. *                                                    5,500                    20
   Caminus Corp. *                                                    3,800                    85
   CareCentric, Inc. *                                                   51                     -
   CCC Information Services Group, Inc. *                             3,700                    34
   Convera Corp. *                                                    6,500                    23
   Datastream Systems, Inc. *                                         5,800                    52
   Dendrite International, Inc. *                                    10,700                   114
   Documentum, Inc. *                                                14,000                   356
   Eclipsys Corp. *                                                  16,200                   266
   eFunds Corp. *                                                    17,000                   273
   Embarcadero Technologies, Inc. *                                   3,300                    45
   EPIQ System, Inc. *                                                3,550                    57
   EXE Technologies, Inc. *                                          11,300                    24
   Fair, Isaac & Co., Inc.                                            6,712                   425
   Filenet Corp. *                                                   12,900                   220
   Global Payments, Inc.                                             12,840                   471
   HNC Software, Inc.                                                13,000                   218
   Hyperion Solutions Corp. *                                        11,990                   324
   IDX Systems Corp. *                                                6,100                   107
   Industries International, Inc. *                                  11,300                    59
   Infogrames, Inc. *                                                 5,400                    33
   Information Resources, Inc. *                                     10,000                    92
   infoUSA, Inc. *                                                    9,950                    76
   Intelidata Technologies Corp. *                                   17,800                    27
   Inter-Tel, Inc.                                                    6,700                   124
   Interactive Intelligence, Inc. *                                   2,000                    11
   InterCept, Inc. *                                                  5,100                   185
   Intertrust Technologies Corp. *                                   27,600                    35
   J.D. Edwards & Co. *                                              38,300                   691
   JDA Software Group, Inc. *                                         7,900                   252
   Keane, Inc. *                                                     19,600                   334
   Legato Systems, Inc. *                                            32,800                   295
   MapInfo Corp. *                                                    4,900                    49
   MetaSolv, Inc. *                                                   9,900                    75
   MicroStrategy, Inc. *                                             11,800                    36
   Midway Games, Inc. *                                              11,289                   152

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 80 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Moldflow Corp. *                                                   1,600             $      22
   MRO Software, Inc. *                                               5,800                    72
   MSC.Software Corp. *                                              10,400                   239
   NDCHealth Corp.                                                   11,900                   433
   NetIQ Corp. *                                                     14,924                   325
   Novell, Inc. *                                                   130,279                   507
   Onyx Software Corp. *                                             14,500                    72
   OPNET Technologies, Inc. *                                         3,100                    30
   OTG Software, Inc. *                                               5,600                    48
   Packeteer, Inc. *                                                  8,200                    61
   Per-Se Technologies, Inc. *                                       10,999                   133
   Phoenix Technologies Ltd. *                                        8,500                   116
   Pinnacle Systems, Inc. *                                          20,900                   167
   PLATO Learning, Inc. *                                             5,166                    91
   Probusiness Services, Inc. *                                       7,400                   160
   Progress Software Corp. *                                         10,700                   194
   Pumatech, Inc. *                                                  13,700                    18
   Red Hat, Inc. *                                                    9,800                    56
   Renaissance Learning, Inc. *                                       2,800                    92
   Roxio, Inc. *                                                      7,000                   159
   Sanchez Computer Associates, Inc. *                                4,900                    33
   Schawk, Inc.                                                       3,300                    32
   Seachange International, Inc. *                                    7,300                   111
   Serena Software, Inc. *                                            5,700                   111
   SignalSoft Corp. *                                                 6,700                    12
   SpeechWorks International, Inc. *                                  8,900                    70
   SPSS, Inc. *                                                       4,400                    77
   Starbase Corp. *                                                  26,400                     7
   Take-Two Interactive Software, Inc. *                             13,500                   271
   THQ, Inc. *                                                        9,000                   442
   TradeStation Group, Inc. *                                         7,200                     8
   Transaction Systems Architects, Inc., Class A *                   12,900                   147
   Ulticom, Inc. *                                                    3,400                    26
   Va Software Corp. *                                               11,400                    19
   Vastera, Inc. *                                                    6,700                    99
   Viewpoint Corp. *                                                 14,400                    87
   Witness Systems, Inc. *                                            4,300                    60
-------------------------------------------------------------------------------------------------
                                                                                           12,638
-------------------------------------------------------------------------------------------------
STORAGE/WAREHOUSING - 0.1%
   Mobile Mini, Inc. *                                                4,800                   154
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.1%
   Adaptec, Inc. *                                                   38,800                   519
   Adelphia Business Solutions, Inc. *                               44,300             $       2
   Adtran, Inc. *                                                     7,700                   186
   Aeroflex, Inc. *                                                  22,000                   283
   Aether Systems, Inc. *                                             8,200                    36
   AirGate PCS, Inc. *                                                8,300                   116
   Alamosa Holdings, Inc. *                                          25,400                   128
   Alaska Communications Systems Group, Inc. *                        3,400                    25
   Allen Telecom, Inc. *                                              9,340                    62
   Alliance Fiber Optic Products, Inc. *                              5,300                     5
   Anaren Microwave, Inc. *                                           7,800                   113
   Andrew Corp. *                                                    29,900                   500
   Anixter International, Inc. *                                      9,700                   287
   Applied Innovation, Inc. *                                         3,200                    14
   Arris Group, Inc. *                                               18,500                   172
   Aspect Communications Corp. *                                     18,900                    74
   AT&T Latin America Corp., Class A *                               15,400                    23
   Audiovox Corp., Class A *                                          6,400                    46
   Auspex Systems, Inc. *                                            16,500                    21
   Avanex Corp. *                                                    11,300                    45
   Avici Systems, Inc. *                                             18,200                    35
   Aware, Inc. *                                                      8,300                    53
   Black Box Corp. *                                                  7,400                   358
   Boston Communications Group *                                      5,500                    47
   C-COR.net Corp. *                                                 13,100                   236
   Cable Design Technologies Corp. *                                 16,125                   215
   Carrier Access Corp. *                                             3,800                    11
   Centennial Communications Corp. *                                  2,900                    10
   Choice One Communications, Inc. *                                  3,900                     6
   Commonwealth Telephone Enterprises, Inc. *                         4,033                   154
   Commscope, Inc. *                                                 18,800                   327
   Computer Network Technology Corp. *                               11,000                   145
   Conestoga Enterprises, Inc.                                        3,000                    91
   Copper Mountain Networks, Inc. *                                  20,800                    20
   CoSine Communications, Inc. *                                     31,100                    36
   Crossroads Systems, Inc. *                                         6,900                    24
   CT Communications, Inc.                                            5,700                    85
   Digital Lightwave, Inc. *                                          4,700                    29
   Ditech Communications Corp. *                                      8,700                    39
   DMC Stratex Networks, Inc. *                                      30,100                   164
   Dobson Communications Corp., Class A *                             8,500                    27
   Fibercore, Inc. *                                                 11,800                    19
   Focal Communications Corp.                                           408                     2

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 81 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   General Communications, Inc., Class A *                           14,300             $     124
   Golden Telecom, Inc. *                                             3,200                    50
   Harmonic, Inc. *                                                  20,400                   237
   Hickory Tech Corp.                                                 4,700                    76
   IDT Corp. *                                                       15,600                   315
   Impsat Fiber Networks, Inc. *                                      5,200                     -
   Inet Technologies, Inc. *                                          3,600                    34
   Interdigital Communications Corp. *                               20,400                   196
   Intrado, Inc. *                                                    4,400                    96
   ITC Deltacom, Inc. *                                              11,800                     4
   Ixia *                                                            15,600                   133
   JNI Corp. *                                                        8,100                    58
   Lantronix, Inc. *                                                  7,500                    19
   Leap Wireless International, Inc. *                               11,500                    97
   Lexent, Inc. *                                                     7,000                    22
   Lightbridge, Inc. *                                                9,196                   107
   LightPath Technologies, Inc., Class A *                            6,900                    11
   Mastec, Inc. *                                                     8,400                    68
   Metawave Communications Corp. *                                   14,900                     7
   Metro One Telecommunications, Inc. *                               6,700                   170
   Micro General Corp. *                                              3,900                    54
   Millicom International Cellular S.A                                  106                     1
   MRV Communications, Inc. *                                        30,334                    86
   NEON Communications, Inc. *                                        2,500                     1
   Netro Corp. *                                                     13,900                    39
   New Focus, Inc. *                                                 19,200                    57
   Newport Corp. *                                                   12,600                   301
   Next Level Communications, Inc. *                                  7,600                    11
   NMS Communciations Corp. *                                        13,400                    57
   North Pittsburgh Systems, Inc.                                     5,500                    77
   Novatel Wireless, Inc. *                                           9,500                     6
   NTELOS, Inc. *                                                     6,200                    25
   Oplink Communications, Inc.                                       43,200                    67
   Optical Cable Corp. *                                                750                     1
   Optical Communication Products, Inc. *                             1,700                     5
   Peco II, Inc. *                                                    5,000                    25
   Performance Technologies, Inc. *                                   3,600                    29
   Plantronics, Inc. *                                               12,100                   253
   Powerwave Technologies, Inc. *                                    22,200                   286
   Price Communications Corp. *                                      17,640                   311
   Proxim Corp., Class A *                                           40,241                    97
   RCN Corp. *                                                       11,900                    17
   Remec, Inc. *                                                     16,500             $     153
   Rural Cellular Corp., Class A *                                    2,600                    12
   SBA Communications Corp. *                                        14,400                    47
   Sirenza Microdevices, Inc. *                                       3,700                    20
   Somera Communications, Inc. *                                     10,800                    79
   Sorrento Networks Corp. *                                          4,700                    12
   Spectralink Corp. *                                                5,500                    55
   Spectrasite Holdings, Inc. *                                      24,900                    27
   Spectrian Corp. *                                                  4,200                    60
   Stratos Lightwave, Inc. *                                         23,457                   104
   Sunrise Telecom, Inc. *                                            6,700                    21
   SymmetriCom, Inc. *                                                8,200                    51
   Terayon Communication Systems, Inc. *                             22,400                   190
   Terremark Worldwide, Inc. *                                       52,900                    24
   Tollgrade Communications, Inc. *                                   4,700                   115
   Touch America Holdings, Inc.                                      38,000                   145
   Turnstone Systems, Inc. *                                         10,700                    51
   Ubiquitel, Inc. *                                                 20,100                    49
   Universal Access Global Holdings, Inc. *                          15,800                    24
   US Unwired, Inc., Class A *                                       11,400                    63
   Viasat, Inc. *                                                     5,800                    81
   Visual Networks, Inc. *                                           10,300                    30
   WJ Communications, Inc. *                                          5,400                    18
-------------------------------------------------------------------------------------------------
                                                                                            9,851
-------------------------------------------------------------------------------------------------
TEXTILES - 0.1%
   G & K Services, Inc., Class A                                      7,550                   281
   National Service Industries, Inc.                                  3,800                    40
   Quaker Fabric Corp. *                                              4,300                    48
   Unifirst Corp.                                                     2,900                    73
   WestPoint Stevens, Inc. *                                          8,500                    19
-------------------------------------------------------------------------------------------------
                                                                                              461
-------------------------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.2%
   Action Performance Cos. Inc. *                                     5,400                   266
   Boyd's Collection Ltd. *                                          19,300                   126
   Jakks Pacific, Inc. *                                              6,750                   154
   Topps (The) Co. *                                                 13,400                   129
-------------------------------------------------------------------------------------------------
                                                                                              675
-------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
   Airborne, Inc.                                                    17,600                   308
   Alexander & Baldwin, Inc.                                         14,800                   409
   Arkansas Best Corp. *                                              7,500                   208
   Atlas Air Worldwide Holdings, Inc. *                               6,050                    80

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 82 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Consolidated Freightways Corp. *                                   6,100             $      32
   Covenant Transport, Inc., Class A *                                2,600                    38
   EGL, Inc. *                                                       12,600                   200
   Florida East Coast Industries, Inc., Class A                       8,300                   235
   Forward Air Corp. *                                                5,600                   177
   Gulfmark Offshore, Inc. *                                          1,700                    61
   Heartland Express, Inc. *                                          8,552                   171
   Hunt (J.B.) Transport Services, Inc. *                             5,700                   162
   Kansas City Southern Industries, Inc. *                           21,600                   344
   Kirby Corp. *                                                      6,800                   203
   Knight Transportation, Inc. *                                      6,162                   130
   Landstar System, Inc. *                                            3,000                   278
   Offshore Logistics, Inc. *                                         6,527                   141
   Overseas Shipholding Group                                        10,000                   243
   Railamerica, Inc. *                                               10,500                   110
   Roadway Express, Inc.                                              4,400                   163
   Swift Transportation Co., Inc. *                                  21,285                   467
   USFreightways Corp.                                                9,700                   344
   Werner Enterprises, Inc.                                          13,782                   289
   Yellow Corp. *                                                     9,100                   240
-------------------------------------------------------------------------------------------------
                                                                                            5,033
-------------------------------------------------------------------------------------------------
TRUCKING & LEASING - 0.2%
   Amerco, Inc. *                                                     4,700                    82
   Interpool, Inc.                                                    4,800                    90
   Ryder System, Inc.                                                19,400                   573
-------------------------------------------------------------------------------------------------
                                                                                              745
-------------------------------------------------------------------------------------------------
WATER - 0.3%
   American States Water Co.                                          3,700                   131
   California Water Service Group                                     5,200                   133
   Connecticut Water Service, Inc.                                    2,750                    75
   Middlesex Water Co.                                                2,800                    65
   Philadelphia Suburban Corp.                                       20,718                   487
   SJW Corp.                                                            700                    57
-------------------------------------------------------------------------------------------------
                                                                                              948
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $289,875)                                                                           305,126
OTHER - 0.0%
   Escrow MascoTech, Inc.                                             3,700             $       -
   Escrow Saga Systems, Inc.                                          2,500                     -

RIGHTS - 0.0%
   CSF Holdings, Inc.                                                 4,212                     -
-------------------------------------------------------------------------------------------------
TOTAL RIGHTS
-------------------------------------------------------------------------------------------------
(COST $-)                                                                                       -

WARRANTS - 0.0%
   Focal Communicatio, Exp. 12/14/07                                  2,062                     -
   Imperial Credit Industry, Exp. 1/31/08                                33                     -
   York Research Corp., Exp. 3/30/02                                     18                     -
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS
-------------------------------------------------------------------------------------------------
(COST $-)                                                                                       -

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
SHORT-TERM INVESTMENTS - 2.7%

   CDC Ixis, Paris, France,
    Eurodollar Time Deposit,

    2.00%, 4/1/02                                                  $  7,254                 7,254
   U.S. Treasury Bill, (1)
    1.61%, 4/18/02                                                    1,130                 1,129
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------
(COST $8,383)                                                                               8,383
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.2%
-------------------------------------------------------------------------------------------------
(COST $298,258)                                                                           313,509
   Other Assets less Liabilities - 0.8%                                                     2,616
-------------------------------------------------------------------------------------------------
   NET ASSETS - 100.0%                                                                   $316,125

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2002, Small Cap Index Fund had open futures contracts as follows:

                                 NOTIONAL
               NUMBER OF          AMOUNT        CONTRACT     CONTRACT     UNREALIZED
  TYPE         CONTRACTS          (000S)        POSITION       EXP.          GAIN

Russell 2000      34              $8,628          Long         6/02          $224
------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 83 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
COMMON STOCKS - 94.8%

ADVERTISING - 0.1%
   Getty Images, Inc. *                                               4,600             $     138
   Sitel Corp. *                                                     32,000                   104
-------------------------------------------------------------------------------------------------
                                                                                              242
-------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.8%
   AAR Corp.                                                         53,500                   576
   Curtiss-Wright Corp. *                                             5,600                   372
   Ducommun, Inc. *                                                  18,500                   365
   Esterline Technologies Corp.                                      10,900                   222
   Triumph Group, Inc. *                                             11,600                   455
   United Industrial Corp.                                           11,500                   256
-------------------------------------------------------------------------------------------------
                                                                                            2,246
-------------------------------------------------------------------------------------------------
AGRICULTURE - 0.7%
   Alico, Inc.                                                        8,100                   236
   Andersons, Inc.                                                   16,300                   166
   DIMON, Inc.                                                      104,900                   724
   Hines Horticulture, Inc. *                                        37,800                   150
   Standard Commercial Corp.                                         19,000                   365
   Sylvan, Inc. *                                                       700                     8
   Universal Corp.                                                   11,300                   445
-------------------------------------------------------------------------------------------------
                                                                                            2,094
-------------------------------------------------------------------------------------------------
AIRLINES - 0.7%
   Alaska Air Group, Inc.                                            40,500                 1,348
   Amtran, Inc. *                                                     1,800                    25
   Mesa Air Group, Inc. *                                            17,800                   199
   Mesaba Holdings, Inc.                                             40,000                   356
-------------------------------------------------------------------------------------------------
                                                                                            1,928
-------------------------------------------------------------------------------------------------
APPAREL - 2.5%
   Ashworth, Inc. *                                                  29,200                   229
   Delta Apparel, Inc. *                                              2,150                    49
   G-III Apparel Group Ltd. *                                        10,000                    80
   Garan, Inc.                                                        7,300                   392
   Gerber Chidrenswear, Inc. *                                        1,600                    12
   Gymboree Corp. *                                                  37,000                   546
   Kellwood Co.                                                      54,150                 1,315
   Nautica Enterprises, Inc. *                                       18,500                   280
   Oxford Industries, Inc.                                           17,600                   465
   Phillips-Van Heusen Corp.                                         46,700                   659
   Russell Corp.                                                     63,800                   951
   Stride Rite Corp.                                                 98,600                   813
   Superior Uniform Group, Inc.                                      15,800                   170
   Unifi, Inc.                                                       82,600                   776
   Weyco Group, Inc.                                                  4,400                   129
   Wolverine World Wide, Inc.                                        14,800             $     266
-------------------------------------------------------------------------------------------------
                                                                                            7,132
-------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.1%
   Wabash National Corp. *                                           33,700                   334
-------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.4%
   ArvinMeritor, Inc.                                                 6,000                   171
   Bandag, Inc.                                                      18,300                   690
   Borg Warner, Inc.                                                  2,400                   151
   Cooper Tire & Rubber Co.                                         101,300                 2,193
   Federal Screw Works                                                  200                     7
   Modine Manufacturing Co.                                           8,600                   232
   Standard Motor Products, Inc.                                     23,900                   349
   Tower Automotive, Inc. *                                          21,700                   304
-------------------------------------------------------------------------------------------------
                                                                                            4,097
-------------------------------------------------------------------------------------------------
BANKS - 4.9%
   1st Source Corp.                                                   5,200                   123
   1st State Bancorp, Inc.                                            5,300                   113
   ABC Bancorp                                                       10,100                   147
   Allegiant Bancorp, Inc.                                            8,000                   138
   Alliance Financial Corp.                                           5,200                   122
   AmericanWest Bancorp *                                             1,540                    19
   Banc Corp. *                                                      20,500                   143
   Bancfirst Corp.                                                    1,700                    66
   BancorpSouth, Inc.                                                 7,300                   144
   Banner Corp.                                                      23,512                   516
   Bar Harbor Bankshares                                              3,800                    68
   Bay View Capital Corp.                                            89,800                   614
   BB&T Corp.                                                        19,607                   747
   Berkshire Bancorp, Inc.                                            4,700                   130
   BSB Bancorp, Inc.                                                 13,800                   412
   Camden National Corp.                                              5,300                   124
   Capital Crossing Bank *                                            9,300                   206
   Cass Information Systems, Inc.                                       300                     7
   CB Bancshares, Inc.                                                5,580                   207
   Citizens Banking Corp.                                             4,100                   133
   City Holding Co. *                                                26,774                   411
   Colony Bankcorp, Inc.                                                500                     6
   Columbia Banking Systems, Inc. *                                  18,790                   250
   Community Bank System, Inc.                                       11,900                   359

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 84 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Community Trust Bancorp, Inc.                                      5,757             $     147
   CoVest Bancshares, Inc.                                            3,175                    67
   CPB, Inc.                                                          8,400                   288
   F.N.B. Corp.                                                       3,800                   111
   Fidelity National Corp.                                           14,400                   133
   First Charter Corp.                                               17,064                   319
   First Financial Corp. of Indiana                                   2,400                   105
   First M & F Corp.                                                    970                    23
   First Merchants Corp.                                                 52                     1
   First Republic Bank *                                              9,600                   273
   First United Corp.                                                 5,500                    86
   FNB Financial Services Corp.                                       4,600                    65
   Foothill Independent Bancorp                                       3,500                    46
   GBC Bancorp of California                                          4,000                   134
   Hancock Holding Co.                                               16,000                   859
   IBERIABANK Corp.                                                   9,649                   334
   Indiana United Bancorp                                             1,260                    25
   LSB Bancshares, Inc.                                               7,900                   122
   Mercantile Bank Corp. *                                              840                    17
   Merchants & Mfrs Bancorp                                           3,300                    91
   MetroCorp. Bancshares, Inc.                                        9,800                   115
   NASB Financial, Inc.                                               8,800                   185
   North Valley Bancorp                                               2,900                    48
   Northern States Financial Corp.                                    6,900                   159
   Northrim BanCorp, Inc.                                               880                    13
   Old Second Bancorp, Inc.                                           3,200                   129
   Peoples Bancorp of North Carolina, Inc.                              700                    11
   Peoples Banctrust Co., Inc.                                        7,560                    92
   Peoples Holding (The) Co.                                          5,000                   191
   Princeton National Bancorp                                           600                    11
   Provident Bankshares Corp.                                         9,997                   240
   Republic Bancshares, Inc. *                                       14,100                   241
   Riggs National Corp.                                              42,038                   645
   Santander Bancorp                                                  1,200                    24
   South Alabama Bancorp                                             10,500                   103
   South Financial Group (The), Inc.                                 36,000                   733
   Southwest Bancorp, Inc.                                            8,700                   176
   Sun Community Bancorp Ltd. *                                       5,290                    63
   Susquehanna Bancshares, Inc.                                       4,600                   113
   Trico Bancshares                                                   5,700                   120
   UMB Financial Corp.                                               35,020                 1,502
   Unionbancorp, Inc.                                                 4,600                    66
   United National Bancorp of New Jersey                              1,800             $      42
   Vail Banks, Inc.                                                   9,800                   119
   Vista Bancorp, Inc.                                                2,730                    74
   W. Holding Co., Inc.                                              10,400                   184
   Whitney Holding Corp.                                              2,400                   120
   Yardville National Bancorp                                        11,900                   160
-------------------------------------------------------------------------------------------------
                                                                                           14,130
-------------------------------------------------------------------------------------------------
BEVERAGES - 0.2%
   Chalone Wine Group Ltd. (The) *                                    7,028                    72
   Farmer Bros Co.                                                    1,700                   515
-------------------------------------------------------------------------------------------------
                                                                                              587
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.3%
   Cell Genesys, Inc. *                                              12,400                   210
   Curis, Inc. *                                                     48,846                   104
   Exact Sciences Corp. *                                             7,200                    70
   Genzyme Corp. - Genzyme Biosurgery Division *                     58,700                   400
   Maxim Pharmaceuticals, Inc. *                                     13,300                    71
   Sequenom, Inc. *                                                   3,900                    27
-------------------------------------------------------------------------------------------------
                                                                                              882
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 2.4%
   Associated Materials, Inc.                                         3,300                   168
   Butler Manufacturing Co.                                          10,700                   287
   Centex Construction Products, Inc.                                 4,900                   195
   Florida Rock Industries, Inc.                                      8,100                   323
   Genlyte Group, Inc. *                                             11,300                   424
   International Aluminum Corp.                                       6,900                   152
   Lennox International, Inc.                                       104,600                 1,383
   Mestek, Inc. *                                                    10,200                   228
   NCI Building Systems, Inc. *                                      28,000                   630
   Nortek, Inc.                                                      17,500                   630
   Oglebay Norton Co. *                                               8,000                    81
   Texas Industries, Inc.                                            34,400                 1,417
   U.S. Concrete, Inc. *                                             42,300                   277
   Universal Forest Products, Inc.                                   18,800                   449
   York International Corp.                                           3,500                   126
-------------------------------------------------------------------------------------------------
                                                                                            6,770
-------------------------------------------------------------------------------------------------
CHEMICALS - 3.6%
   Aceto Corp.                                                        8,610                    99
   Airgas, Inc. *                                                    78,700                 1,582

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 85 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Arch Chemicals, Inc.                                              33,900             $     748
   Chemfirst, Inc.                                                    9,600                   257
   Crompton Corp.                                                    28,200                   348
   International Specialty Products, Inc.                           124,200                 1,190
   Lesco, Inc.                                                       13,600                   126
   Octel Corp. *                                                     19,900                   375
   Omnova Solutions, Inc. *                                          61,400                   510
   PolyOne Corp.                                                     85,500                 1,043
   Quaker Chemical Corp.                                              4,800                   112
   RPM, Inc. of Ohio                                                146,300                 2,275
   Schulman (A.), Inc.                                               26,900                   492
   Terra Industries, Inc. *                                          76,300                   199
   Wellman, Inc.                                                     52,100                   857
-------------------------------------------------------------------------------------------------
                                                                                           10,213
-------------------------------------------------------------------------------------------------
COAL - 0.1%
   Arch Coal, Inc.                                                   15,904                   340
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.7%
   ANC Rental Corp. *                                                 8,400                     3
   Banta Corp.                                                       15,200                   543
   Bowne & Co., Inc.                                                 48,400                   681
   CDI Corp. *                                                       21,800                   500
   Century Business Services, Inc. *                                 60,100                   209
   Consolidated Graphics, Inc. *                                     27,700                   551
   Cornell Cos., Inc. *                                               1,700                    18
   Dollar Thrifty Automotive Group *                                 45,200                   956
   Electro Rent Corp. *                                               5,900                    81
   Encompass Services Corp. *                                       116,346                   206
   Exponent, Inc. *                                                  12,400                   165
   Healthcare Services Group                                         20,816                   238
   Heidrick & Struggles International, Inc. *                         1,200                    25
   Insurance Auto Auctions, Inc. *                                   16,500                   276
   Integrated Electrical Services, Inc. *                            60,800                   304
   Kendle International, Inc. *                                       7,000                   130
   kforce, Inc. *                                                    49,600                   255
   Mail-Well, Inc. *                                                 77,300                   485
   Monro Muffler, Inc. *                                             15,385                   265
   MPS Group, Inc.                                                  138,800                 1,215
   NCO Group, Inc. *                                                 17,550                   487
   New Horizons Worldwide, Inc. *                                     1,900                    23
   Official Payments Corp. *                                          3,400             $      11
   PRG-Schultz International, Inc.                                   28,800                   405
   Quanta Services, Inc. *                                           13,800                   239
   Rent-Way, Inc. *                                                  37,700                   319
   Spherion Corp. *                                                  70,700                   781
   Sylvan Learning Systems, Inc. *                                   11,000                   311
   Trico Marine Services, Inc. *                                     59,200                   519
   Volt Information Sciences, Inc. *                                 24,300                   453
   Wireless Facilities, Inc. *                                        2,000                    12
-------------------------------------------------------------------------------------------------
                                                                                           10,666
-------------------------------------------------------------------------------------------------
COMPUTERS - 1.6%
   Adept Technology, Inc. *                                           2,400                     7
   CIBER, Inc. *                                                     48,000                   439
   Dot Hill Systems Corp. *                                           4,600                    13
   Hutchinson Technology, Inc. *                                     29,500                   636
   Imation Corp. *                                                   62,200                 1,650
   Intergraph Corp. *                                                23,150                   408
   MCSi, Inc. *                                                      18,300                   218
   Ontrack Data International, Inc. *                                 1,900                    19
   Pomeroy Computer Resources, Inc. *                                24,200                   367
   Rainbow Technologies, Inc. *                                      12,300                   124
   SCM Microsystems, Inc. *                                          21,900                   256
   SmartDisk Corp. *                                                  3,200                     6
   Software Spectrum, Inc. *                                          5,700                   103
   Systems & Computer Technology Corp. *                             14,700                   194
   Xanser Corp.                                                      45,800                   123
-------------------------------------------------------------------------------------------------
                                                                                            4,563
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.5%
   AG Services of America *                                          11,800                   165
   Aviall, Inc.                                                      40,600                   367
   Bell Microproducts, Inc. *                                        16,300                   170
   Brightpoint, Inc. *                                              117,800                   107
   Building Material Holding Corp. *                                 20,995                   302
   Bulova Corp. *                                                     4,600                   111
   Daisytek International Corp. *                                    23,600                   376
   Finishmaster, Inc. *                                               2,800                    31
   Handleman Co.                                                     36,100                   371
   Hughes Supply, Inc.                                               40,300                 1,570
   Huttig Building Products, Inc. *                                  13,600                    75
   United Stationers, Inc.                                            1,040                    40

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 86 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Watsco, Inc.                                                      41,800             $     746
-------------------------------------------------------------------------------------------------
                                                                                            4,431
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.7%
   Capital Trust of New York, Class A                                30,800                   154
   CompuCredit Corp. *                                               71,300                   408
   Credit Acceptance Corp. *                                         48,200                   521
   DVI, Inc. *                                                       22,100                   407
   New Century Financial Corp.                                       23,800                   540
   Raymond James Financial Corp.                                      3,000                   103
   Resource Bancshares Mortgage Group                                25,500                   487
   SoundView Technology Group, Inc. *                               147,400                   333
   Stifel Financial Corp.                                            11,981                   153
   SWS Group, Inc.                                                   34,580                   700
   United PanAm Financial Corp.                                      23,100                   145
   Westcorp, Inc.                                                    41,765                   912
-------------------------------------------------------------------------------------------------
                                                                                            4,863
-------------------------------------------------------------------------------------------------
ELECTRIC - 1.7%
   Avista Corp.                                                      10,800                   168
   Central Vermont Public Service Corp.                              28,300                   505
   CH Energy Group, Inc.                                              4,600                   218
   DQE, Inc.                                                          5,000                   107
   Green Mountain Power Corp.                                        12,700                   232
   Hawaiian Electric Industries, Inc.                                 3,200                   141
   NRG Energy, Inc. *                                                 7,800                    94
   PNM Resources, Inc.                                               45,500                 1,395
   UIL Holdings Corp.                                                21,400                 1,243
   Unisource Energy Corp.                                             8,900                   182
   Unitil Corp.                                                       3,000                    80
   WPS Resources Corp.                                               14,000                   552
-------------------------------------------------------------------------------------------------
                                                                                            4,917
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   Active Power, Inc. *                                                 700                     4
   American Superconductor Corp. *                                    7,300                    55
   Encore Wire Corp. *                                               17,500                   290
   Lamson & Sessions Co.                                             22,000                   127
   Magnetek, Inc. *                                                  18,132                   212
   SLI, Inc.                                                         12,700                    32
-------------------------------------------------------------------------------------------------
                                                                                              720
-------------------------------------------------------------------------------------------------
ELECTRONICS - 1.4%
   Axsys Technologies, Inc. *                                         2,200             $      15
   Bel Fuse, Inc., Class A *                                          2,150                    51
   Bel Fuse, Inc., Class B                                            2,550                    62
   Benchmark Electronics, Inc. *                                     18,800                   527
   BMC Industries, Inc.                                              19,500                    32
   Checkpoint Systems, Inc. *                                        12,300                   196
   Coherent, Inc. *                                                  10,500                   356
   Cubic Corp.                                                        1,000                    65
   Datum, Inc. *                                                      6,600                    74
   Manufacturers Services Ltd. *                                     45,500                   239
   Park Electrochemical Corp.                                         9,500                   276
   Paxar Corp. *                                                     17,300                   292
   Pioneer Standard Electronics, Inc.                                42,100                   596
   Recoton Corp. *                                                    7,900                    35
   Rockford Corp. *                                                  12,400                   114
   Rofin-Sinar Technologies, Inc. *                                  22,100                   193
   Stoneridge, Inc. *                                                30,700                   302
   TTM Technologies, Inc. *                                           6,300                    63
   Watts Industries, Inc., Class A                                   29,900                   502
-------------------------------------------------------------------------------------------------
                                                                                            3,990
-------------------------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 0.0%
   U.S. Energy Systems, Inc.                                          3,200                    12
-------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.3%
   Dycom Industries, Inc. *                                          12,100                   181
   EMCOR Group, Inc. *                                                9,800                   568
   URS Corp.                                                          4,883                   155
-------------------------------------------------------------------------------------------------
                                                                                              904
-------------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.9%
   Gaylord Entertainment Co. *                                       46,100                 1,226
   Isle of Capri Casinos, Inc. *                                      5,000                    92
   Pinnacle Entertainment, Inc.                                      28,537                   230
   Vail Resorts, Inc. *                                              40,100                   852
   Zomax, Inc. *                                                     19,200                   140
-------------------------------------------------------------------------------------------------
                                                                                            2,540
-------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.4%
   Calgon Carbon Corp.                                               10,900                    91
   Ionics, Inc. *                                                    26,600                   853
   Waste Holdings, Inc. *                                            12,000                    76
-------------------------------------------------------------------------------------------------
                                                                                            1,020
-------------------------------------------------------------------------------------------------
FOOD - 2.9%
   Aurora Foods, Inc. *                                              84,700                   355
   Corn Products International, Inc.                                 52,900                 1,703

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 87 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Dean Foods Co. *                                                   3,700             $     280
   Fleming Cos., Inc.                                                12,700                   285
   Great Atlantic & Pacific Tea Co. *                                61,300                 1,709
   International Multifoods Corp. *                                   7,500                   178
   J & J Snack Foods Corp. *                                          6,100                   228
   Midwest Grain Products, Inc.                                      18,100                   253
   Nash-Finch Co.                                                     9,500                   259
   Pathmark Stores, Inc. *                                           17,700                   424
   Ralcorp Holdings, Inc. *                                          16,100                   438
   Ruddick Corp.                                                     39,200                   652
   Sanderson Farms, Inc.                                             10,400                   281
   Seaboard Corp.                                                     2,440                   732
   Spartan Stores, Inc. *                                            32,600                   245
   Weis Markets, Inc.                                                 6,300                   191
-------------------------------------------------------------------------------------------------
                                                                                            8,213
-------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 1.4%
   Caraustar Industries, Inc.                                        15,000                   157
   Longview Fibre Co.                                                33,900                   349
   Louisiana-Pacific Corp.                                          110,300                 1,185
   Pope & Talbot, Inc.                                               31,000                   454
   Potlatch Corp.                                                    48,800                 1,644
   Rayonier, Inc.                                                     2,500                   133
-------------------------------------------------------------------------------------------------
                                                                                            3,922
-------------------------------------------------------------------------------------------------
GAS - 2.4%
   AGL Resources, Inc.                                                5,000                   117
   Atmos Energy Corp.                                                21,600                   510
   Energen Corp.                                                     22,400                   592
   Laclede Group, Inc.                                                4,500                   105
   Northwest Natural Gas Co.                                         39,800                 1,115
   Northwestern Corp.                                                 7,100                   156
   NUI Corp.                                                         33,300                   828
   ONEOK, Inc.                                                       71,300                 1,487
   Peoples Energy Corp.                                               3,200                   126
   Piedmont Natural Gas Co., Inc.                                     2,800                   100
   Southern Union Co. *                                              23,201                   425
   Southwest Gas Corp.                                               49,400                 1,235
   WGL Holdings, Inc.                                                 4,200                   113
-------------------------------------------------------------------------------------------------
                                                                                            6,909
-------------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.8%
   Kennametal, Inc.                                                  30,700                 1,241
   Milacron, Inc.                                                    52,800                   770
   Regal-Beloit Corp.                                                 5,500             $     141
   Starrett (L.S.) Co., Class B                                         534                     8
-------------------------------------------------------------------------------------------------
                                                                                            2,160
-------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 0.7%
   DEL Global Technologies Corp. *                                      700                     2
   Osteotech, Inc. *                                                  2,600                    17
   PolyMedica Corp. *                                                 2,900                    74
   PSS World Medical, Inc. *                                        110,300                 1,081
   Sola International, Inc. *                                        36,750                   541
   Zoll Medical Corp. *                                              10,000                   384
-------------------------------------------------------------------------------------------------
                                                                                            2,099
-------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.0%
   American Medical Security Group, Inc.                             23,200                   415
   Chronimed, Inc. *                                                 19,900                   138
   Cobalt Corp.                                                       9,300                    83
   Coventry Health Care, Inc. *                                       5,900                   154
   Gentiva Health Services, Inc. *                                    5,700                   141
   Novamed Eyecare, Inc. *                                            5,300                     4
   Prime Medical Services, Inc. *                                    35,000                   265
   Res-Care, Inc. *                                                  36,300                   295
   Sierra Health Services *                                          15,700                   205
   U.S. Oncology, Inc. *                                            141,498                 1,247
-------------------------------------------------------------------------------------------------
                                                                                            2,947
-------------------------------------------------------------------------------------------------
HOME BUILDERS - 3.4%
   Beazer Homes USA, Inc. *                                           8,200                   636
   Champion Enterprises, Inc. *                                      27,700                   221
   Coachmen Industries, Inc.                                         24,200                   394
   D.R. Horton, Inc.                                                 11,796                   445
   Dominion Homes, Inc. *                                            14,700                   259
   Fleetwood Enterprises, Inc.                                       36,900                   398
   KB HOME                                                            3,800                   165
   M/I Schottenstein Homes, Inc.                                     18,900                 1,071
   MDC Holdings, Inc.                                                48,221                 2,083
   Modtech Holdings, Inc. *                                          16,000                   175
   Newmark Homes Corp. *                                             19,200                   327
   Ryland Group, Inc.                                                18,300                 1,651
   Skyline Corp.                                                     13,000                   404
   Standard Pacific Corp.                                            58,150                 1,634
-------------------------------------------------------------------------------------------------
                                                                                            9,863
-------------------------------------------------------------------------------------------------
HOME FURNISHINGS - 0.9%
   Applica, Inc.                                                     30,400                   262

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 88 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Bassett Furniture Industries, Inc.                                27,868             $     571
   Chromcraft Revington, Inc. *                                      22,300                   284
   Flexsteel Industries, Inc.                                        14,400                   216
   La-Z-Boy, Inc.                                                    26,600                   730
   Salton, Inc. *                                                    27,200                   540
-------------------------------------------------------------------------------------------------
                                                                                            2,603
-------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.8%
   CSS Industries, Inc. *                                            17,300                   562
   Helen of Troy Ltd. *                                              31,000                   440
   Pennzoil-Quaker State Co.                                        113,200                 2,430
   Russ Berrie & Co., Inc.                                           12,100                   390
   Standard Register Co.                                              9,400                   264
   Wallace Computer Services, Inc.                                   48,400                   978
   Water PIK Technologies, Inc. *                                    18,800                   191
-------------------------------------------------------------------------------------------------
                                                                                            5,255
-------------------------------------------------------------------------------------------------
HOUSEWARES - 0.3%
   Enesco Group, Inc. *                                              21,100                   146
   Lifetime Hoan Corp.                                               25,500                   173
   National Presto Industries, Inc.                                  16,200                   466
   Toro Co.                                                           3,500                   209
-------------------------------------------------------------------------------------------------
                                                                                              994
-------------------------------------------------------------------------------------------------
INSURANCE - 6.0%
   American Physicians Capital, Inc. *                               22,500                   439
   AmerUs Group Co.                                                   3,800                   146
   Argonaut Group, Inc.                                              15,100                   319
   CNA Surety Corp.                                                   5,800                    87
   Cotton States Life Insurance Co.                                  10,200                   100
   Donegal Group, Inc., Class B                                         967                    12
   Erie Family Life Insurance                                         6,600                   134
   Financial Industries Corp.                                        21,090                   295
   First American Corp.                                               6,200                   132
   Fremont General Corp.                                             70,500                   430
   Great American Financial Resources, Inc.                          81,900                 1,478
   Harleysville Group, Inc.                                          40,000                 1,057
   Kansas City Life Insurance Co.                                    25,400                   985
   Landamerica Financial Group, Inc.                                 13,400                   464
   MEEMIC Holdings, Inc. *                                           13,290                   377
   Midland Co.                                                       13,300                   567
   Mutual Risk Management Ltd.                                       68,000                    58
   Navigators Group, Inc. *                                           8,400                   213
   Nymagic, Inc.                                                     14,300             $     272
   Ohio Casualty Corp. *                                             93,218                 1,766
   Penn-America Group, Inc.                                          11,800                   185
   Presidential Life Corp.                                           47,019                 1,070
   ProAssurance Corp. *                                              19,798                   357
   PXRE Group Ltd.                                                   13,100                   314
   RLI Corp.                                                         13,800                   713
   SCPIE Holdings, Inc.                                              14,400                   244
   Selective Insurance Group, Inc.                                   50,000                 1,335
   Stancorp Financial Group, Inc.                                     2,700                   148
   State Auto Financial Corp.                                        18,600                   271
   Stewart Information Services Corp. *                              29,100                   582
   UICI *                                                            73,700                 1,397
   United Fire & Casualty Co.                                        20,350                   671
   Universal American Financial Corp. *                              49,100                   338
   Vesta Insurance Group, Inc.                                       46,300                   278
   Zenith National Insurance Corp.                                    4,700                   137
-------------------------------------------------------------------------------------------------
                                                                                           17,371
-------------------------------------------------------------------------------------------------
INTERNET - 0.9%
   Avocent Corp. *                                                   10,200                   273
   Be Free, Inc. *                                                   12,100                    20
   Cacheflow, Inc. *                                                  2,800                     3
   eGain Communications Corp. *                                       6,700                     7
   ePlus, Inc. *                                                     15,700                   149
   Extensity, Inc. *                                                  2,200                     4
   Ibasis, Inc. *                                                    16,300                    14
   Inktomi Corp. *                                                   22,700                    78
   Interland, Inc. *                                                 19,600                    50
   Internap Network Services Corp. *                                 46,400                    36
   ITXC Corp. *                                                      13,400                    81
   Kana Software, Inc.                                                2,030                    37
   Keynote Systems, Inc. *                                           22,400                   217
   Net.B@nk, Inc. *                                                  55,400                   936
   Net2Phone, Inc. *                                                  9,500                    48
   PC-Tel, Inc. *                                                     3,600                    31
   QRS Corp. *                                                       12,200                   144
   Safeguard Scientifics, Inc. *                                     84,900                   255
   Selectica, Inc. *                                                 22,100                    85
   Stamps.com, Inc. *                                                36,500                   163
   Valueclick, Inc. *                                                 6,700                    18

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 89 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Zixit Corp. *                                                      7,200             $      47
-------------------------------------------------------------------------------------------------
                                                                                            2,696
-------------------------------------------------------------------------------------------------
IRON/STEEL - 1.0%
   Carpenter Technology Corp.                                        36,400                 1,053
   Cleveland Cliffs, Inc.                                             5,400                   119
   Gibraltar Steel Corp.                                             20,600                   448
   Oregon Steel Mills, Inc. *                                        24,600                   187
   Reliance Steel & Aluminum Co.                                      7,900                   218
   Roanoke Electric Steel Corp.                                      18,325                   246
   Ryerson Tull, Inc.                                                12,300                   135
   Steel Dynamics, Inc. *                                            27,700                   454
   Universal Stainless & Alloy *                                      9,300                   108
-------------------------------------------------------------------------------------------------
                                                                                            2,968
-------------------------------------------------------------------------------------------------
LEISURE TIME - 0.7%
   Arctic Cat, Inc.                                                   9,700                   195
   Bally Total Fitness Holding Corp. *                                7,400                   162
   Brass Eagle, Inc. *                                                5,800                    28
   Coastcast Corp.                                                    8,658                    39
   K2, Inc.                                                          29,300                   191
   Navigant International, Inc. *                                    21,600                   313
   Pegasus Solutions, Inc. *                                         22,900                   424
   ResortQuest International, Inc. *                                 26,400                   193
   Thor Industries, Inc.                                             12,400                   587
-------------------------------------------------------------------------------------------------
                                                                                            2,132
-------------------------------------------------------------------------------------------------
LODGING - 2.2%
   Aztar Corp. *                                                     56,600                 1,239
   Boyd Gaming Corp. *                                              127,000                 1,910
   Crestline Capital Corp. *                                         30,500                 1,026
   Extended Stay America, Inc. *                                      2,100                    37
   Marcus Corp.                                                      58,250                   939
   Prime Hospitality Corp.                                           72,400                   952
   Station Casinos, Inc. *                                           21,600                   360
-------------------------------------------------------------------------------------------------
                                                                                            6,463
-------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.5%
   Astec Industries, Inc. *                                          12,800                   225
   JLG Industries, Inc.                                              11,000                   163
   Terex Corp. *                                                     45,600                 1,030
-------------------------------------------------------------------------------------------------
                                                                                            1,418
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.9%
   AGCO Corp.                                                       121,500                 2,773
   Alamo Group, Inc.                                                 15,800                   257
   Applied Industrial Technologies, Inc.                             32,900             $     633
   Cascade Corp.                                                     22,500                   317
   CTB International Corp. *                                         10,500                   159
   Gehl Co.                                                           8,700                   132
   Gerber Scientific, Inc. *                                         10,600                    78
   Lancer Corp. of Texas *                                            5,400                    29
   Sauer-Danfoss, Inc.                                               61,700                   636
   Stewart & Stevenson Services, Inc.                                 7,800                   151
   Thomas Industries, Inc.                                            8,900                   260
   Unova, Inc. *                                                     16,900                   135
-------------------------------------------------------------------------------------------------
                                                                                            5,560
-------------------------------------------------------------------------------------------------
MEDIA - 0.6%
   Courier Corp.                                                      3,600                   142
   Liberty Corp.                                                     29,300                 1,167
   On Command Corp. *                                                 3,200                    15
   Pulitzer, Inc.                                                     3,200                   171
   Regent Communications, Inc. *                                     42,400                   349
-------------------------------------------------------------------------------------------------
                                                                                            1,844
-------------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.9%
   Alltrista Corp. *                                                 14,200                   391
   Castle (A.M.) & Co.                                               10,100                   109
   Chase Industries, Inc. *                                          13,900                   156
   CIRCOR International, Inc.                                        26,100                   542
   Commercial Metals Co.                                             21,900                   920
   Eastern Co.                                                          700                    11
   Northwest Pipe Co. *                                              10,500                   161
   NS Group, Inc. *                                                  10,100                    92
   Quanex Corp.                                                      20,100                   714
   Timken (The) Co.                                                  62,300                 1,438
   Wolverine Tube, Inc. *                                            19,300                   168
   Worthington Industries, Inc.                                      54,300                   834
-------------------------------------------------------------------------------------------------
                                                                                            5,536
-------------------------------------------------------------------------------------------------
MINING - 0.8%
   Amcol International Corp.                                         41,900                   253
   Brush Engineered Materials, Inc. *                                26,100                   331
   Century Aluminum Co.                                              10,000                   163
   RTI International Metals, Inc.                                    34,100                   394
   Stillwater Mining Co. *                                            8,700                   164
   Titanium Metals Corp. *                                           52,400                   283

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 90 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   USEC, Inc.                                                       123,300             $     789
-------------------------------------------------------------------------------------------------
                                                                                            2,377
-------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 2.1%
   A.O. Smith Corp.                                                  47,500                 1,209
   Acuity Brands, Inc.                                               25,300                   418
   Ameron International Corp.                                         5,500                   395
   Concord Camera Corp. *                                             2,800                    25
   CoorsTek, Inc. *                                                   9,696                   372
   ESCO Technologies, Inc. *                                          5,100                   198
   Griffon Corp. *                                                   50,710                   849
   Harsco Corp.                                                       3,600                   141
   JPS Industries, Inc. *                                            14,300                    66
   Osmonics, Inc. *                                                   6,000                    88
   SPS Technologies, Inc. *                                           4,900                   208
   Tredegar Corp.                                                    31,100                   582
   Trinity Industries, Inc.                                          56,800                 1,381
   U.S. Industries, Inc.                                             42,400                   161
-------------------------------------------------------------------------------------------------
                                                                                            6,093
-------------------------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.0%
   Falcon Products, Inc.                                             16,800                   103
-------------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.1%
   General Binding Corp. *                                            7,300                   107
   IKON Office Solutions, Inc.                                       12,800                   150
-------------------------------------------------------------------------------------------------
                                                                                              257
-------------------------------------------------------------------------------------------------
OIL & GAS - 1.3%
   Callon Petroleum Co. *                                            26,700                   208
   Clayton Williams Energy, Inc. *                                    1,900                    24
   Edge Petroleum Corp. *                                            13,800                    74
   Meridian Resource Corp. *                                         15,700                    77
   Nuevo Energy Co. *                                                26,600                   396
   Parker Drilling Co. *                                            105,900                   469
   Penn Virginia Corp.                                                1,500                    60
   Petroleum Development Corp. *                                     26,400                   169
   Range Resources Corp. *                                           76,100                   395
   Southwestern Energy Co. *                                         24,200                   305
   Swift Energy Co. *                                                 6,700                   132
   Tesoro Petroleum Corp.                                            73,700                 1,036
   Vintage Petroleum, Inc.                                           15,900                   234
   Westport Resources Corp. *                                        13,300                   261
-------------------------------------------------------------------------------------------------
                                                                                            3,840
-------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.6%
   Input/Output, Inc. *                                               1,500             $      14
   Lone Star Technologies, Inc. *                                     5,700                   130
   Lufkin Industries, Inc.                                           10,400                   281
   Markwest Hydrocarbon, Inc. *                                      19,400                   151
   Matrix Service Co. *                                              11,400                   100
   Oil States International, Inc. *                                  23,500                   254
   Seacor Smit, Inc. *                                                5,500                   269
   Universal Compression Holdings, Inc. *                             6,900                   182
   Veritas DGC, Inc. *                                               16,500                   279
-------------------------------------------------------------------------------------------------
                                                                                            1,660
-------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.5%
   Chesapeake Corp.                                                  37,675                 1,023
   Crown Cork & Seal Co., Inc. *                                     15,200                   136
   Owens-Illinois, Inc. *                                            13,200                   224
-------------------------------------------------------------------------------------------------
                                                                                            1,383
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.0%
   Lipid Sciences, Inc.                                               4,000                    22
   Nutraceutical International Corp. *                                2,000                    12
-------------------------------------------------------------------------------------------------
                                                                                               34
-------------------------------------------------------------------------------------------------
PIPELINES - 0.1%
   Transmontaigne, Inc. *                                            46,900                   244
-------------------------------------------------------------------------------------------------
REAL ESTATE - 1.0%
   Avatar Holdings, Inc. *                                           20,900                   564
   Bresler & Reiner, Inc. *                                           1,100                    50
   Insignia Financial Group, Inc. *                                  35,900                   411
   LNR Property Corp.                                                34,750                 1,219
   Tarragon Realty Investors, Inc.                                    1,400                    19
   Trammell Crow Co. *                                               14,200                   206
   WP Carey & Co. LLC                                                13,300                   309
-------------------------------------------------------------------------------------------------
                                                                                            2,778
-------------------------------------------------------------------------------------------------
REITS - 5.4%
   Aegis Realty, Inc.                                                15,400                   174
   America First Mortgage Investments, Inc.                          23,500                   210
   American Land Lease, Inc.                                         14,800                   201
   Annaly Mortgage Management, Inc.                                  14,900                   253
   Anthracite Capital, Inc.                                           9,700                   112
   Associated Estates Realty                                          3,600                    37
   Boykin Lodging Co.                                                38,800                   361
   BRE Properties, Inc., Class A                                      4,100                   133
   Burnham Pacific Properties, Inc.                                  29,900                    50

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 91 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Camden Property Trust                                              3,200             $     125
   CBL & Associates Properties, Inc.                                  6,100                   216
   Commercial Net Lease Realty                                       78,931                 1,102
   Cornerstone Realty Income Trust, Inc.                              1,700                    19
   Correctional Properties Trust                                     13,600                   258
   Developers Diversified Realty Corp.                                2,249                    47
   Equity Inns, Inc.                                                 85,000                   680
   Equity One, Inc.                                                   1,028                    14
   FBR Asset Investment Corp.                                        15,250                   415
   FelCor Lodging Trust, Inc.                                        34,500                   733
   First Industrial Realty Trust, Inc.                                3,500                   120
   Glenborough Realty Trust, Inc.                                    54,800                 1,178
   Health Care REIT, Inc.                                             7,900                   221
   Healthcare Realty Trust, Inc.                                      3,700                   112
   Highwoods Properties, Inc.                                         4,800                   135
   Home Properties of New York, Inc.                                  5,500                   189
   HRPT Properties Trust                                             11,600                   104
   IMPAC Mortgage Holdings, Inc.                                     46,450                   438
   Innkeepers USA Trust                                              63,400                   720
   JDN Realty Corp.                                                  62,700                   801
   Keystone Property Trust                                            7,200                   101
   Kilroy Realty Corp.                                                7,200                   203
   Koger Equity, Inc.                                                51,300                   917
   Laser Mortgage Management, Inc. *                                 13,500                    15
   Meristar Hospitality Corp.                                        85,000                 1,551
   Mid-America Apartment Communities, Inc.                           15,900                   416
   National Health Investors, Inc.                                      600                     9
   National Health Realty, Inc.                                       1,800                    30
   Novastar Financial, Inc.                                           1,100                    21
   Pan Pacific Retail Properties, Inc.                                8,100                   248
   Parkway Properties, Inc.                                           4,100                   150
   Post Properties, Inc.                                              3,300                   111
   PS Business Parks, Inc.                                            9,000                   313
   RAIT Investment Trust                                              2,300                    46
   Realty Income Corp.                                                3,000                   100
   Redwood Trust, Inc.                                               10,300                   280
   RFS Hotel Investors, Inc.                                         48,100                   707
   Sizeler Property Investors                                        12,700                   121
   SL Green Realty Corp.                                              7,500                   252
   Sovran Self Storage, Inc.                                          3,900                   123
   Thornburg Mortgage, Inc.                                          12,200                   244
   U.S. Restaurant Properties, Inc.                                   3,400             $      47
   Urstadt Biddle Properties                                            800                     9
   Weingarten Realty Investors                                        2,600                   134
   Winston Hotels, Inc.                                              37,500                   352
-------------------------------------------------------------------------------------------------
                                                                                           15,658
-------------------------------------------------------------------------------------------------
RETAIL - 7.4%
   Advance Auto Parts, Inc. *                                         6,854                   315
   Blair Corp.                                                       12,700                   234
   Bob Evans Farms, Inc.                                              6,915                   195
   Brookstone, Inc. *                                                13,700                   219
   Brown Shoe Co., Inc.                                              41,800                   813
   Burlington Coat Factory Warehouse Corp.                           74,220                 1,429
   Cash America International, Inc.                                  36,600                   322
   CBRL Group, Inc.                                                  38,600                 1,099
   Charming Shoppes, Inc.                                           175,200                 1,388
   Circuit City Stores, Inc. - Carmax Group *                         4,900                   127
   CSK Auto Corp. *                                                  22,600                   214
   Dress Barn, Inc. *                                                12,672                   375
   First Cash Financial Services, Inc. *                             13,400                   110
   Footstar, Inc. *                                                     500                    15
   Frisch's Restaurants, Inc.                                         7,800                   154
   Gart Sports Co. *                                                  7,900                   239
   Haverty Furniture Companies, Inc.                                 18,700                   322
   Intertan, Inc. *                                                   4,150                    47
   Landry's Restaurants, Inc.                                        36,400                   836
   Lone Star Steakhouse & Saloon, Inc.                               39,600                   827
   Longs Drug Stores Corp.                                           59,500                 1,658
   Luby's, Inc. *                                                    32,100                   218
   MarineMax, Inc. *                                                 24,900                   299
   Noland Co.                                                         5,400                   142
   OfficeMax, Inc. *                                                121,000                   675
   Pantry, Inc. (The) *                                               3,400                    13
   Pep Boys (The) - Manny, Moe & Jack                                83,600                 1,391
   Ryan's Family Steak Houses, Inc. *                                39,000                   936
   School Specialty, Inc. *                                           5,000                   134
   Sharper Image Corp. *                                             17,100                   294
   Shoe Carnival, Inc. *                                             17,200                   282
   ShopKo Stores, Inc. *                                             20,500                   371
   Smart & Final, Inc.                                               45,700                   472
   Sport Chalet, Inc. *                                              10,100                    91

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 92 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES              (000 S)
   Sports Authority, Inc. *                                          53,300             $     613
   TBC Corp. *                                                       33,678                   488
   Trans World Entertainment Corp. *                                 68,200                   573
   United Auto Group, Inc. *                                         45,400                 1,023
   United Retail Group, Inc. *                                       29,400                   205
   Value City Department Stores, Inc. *                               9,040                    38
   West Marine, Inc. *                                               28,000                   566
   Zale Corp. *                                                      35,400                 1,437
-------------------------------------------------------------------------------------------------
                                                                                           21,199
-------------------------------------------------------------------------------------------------
SAVINGS & LOANS - 5.4%
   American Financial Holdings, Inc.                                 44,221                 1,177
   Bank Mutual Corp.                                                  5,500                    94
   Bay State Bancorp, Inc.                                            2,600                   110
   Bostonfed Bancorp, Inc.                                            7,000                   177
   Brookline Bancorp, Inc.                                           34,900                   595
   Camco Financial Corp.                                             11,300                   151
   CFS Bancorp, Inc.                                                 25,600                   349
   Coastal Bancorp, Inc.                                              3,850                   133
   Commercial Federal Corp.                                          11,900                   320
   Commonwealth Bancorp, Inc.                                         4,900                   122
   Connecticut Bancshares, Inc.                                         500                    14
   Dime Community Bancshares                                          7,500                   231
   EFC Bancorp, Inc.                                                  7,300                   102
   ESB Financial Corp.                                               10,700                   121
   EverTrust Financial Group, Inc.                                   10,700                   205
   FFLC Bancorp, Inc.                                                 5,666                   143
   Fidelity Bancorp, Inc.                                               600                    12
   Fidelity Bankshares, Inc.                                         23,400                   421
   First Bell Bancorp, Inc.                                           7,800                   121
   First Defiance Financial Corp.                                    11,100                   191
   First Essex Bancorp, Inc.                                          4,400                   134
   First Federal Bancshares of Arkansas, Inc.                         5,500                   130
   First Federal Bankshares, Inc.                                     7,000                    88
   First Federal Financial of Kentucky                                5,700                   117
   First Indiana Corp.                                                  500                    10
   First Mutual Bancshares, Inc.                                      1,500                    21
   First Niagara Financial Group, Inc.                               20,000                   349
   First Place Financial Corp.                                       24,505                   413
   First Sentinel Bancorp, Inc.                                      20,217                   264
   Firstfed America Bancorp, Inc.                                    10,100                   241
   Firstfed Financial Corp. *                                        17,200                   450
   Flag Financial Corp.                                              11,900                   118
   FloridaFirst Bancorp                                               4,200             $      77
   Flushing Financial Corp.                                           3,225                    54
   FMS Financial Corp.                                                5,200                    55
   GA Financial, Inc.                                                 8,800                   152
   Guaranty Federal Bancshares, Inc.                                    700                    10
   Hawthorne Financial Corp.                                          8,400                   246
   HMN Financial, Inc.                                                7,250                   116
   Home Federal Bancorp                                               7,100                   156
   Horizon Financial Corp.                                           13,713                   174
   Hudson River Bancorp, Inc.                                        23,700                   572
   Independence Community Bank Corp.                                  5,300                   149
   Itla Capital Corp. *                                              10,100                   250
   Klamath First Bancorp, Inc.                                       10,600                   140
   Lincoln Bancorp                                                    9,100                   158
   LSB Corp.                                                          6,700                    85
   MAF Bancorp, Inc.                                                 17,703                   624
   Massbank Corp.                                                     5,000                   230
   Matrix Bancorp, Inc. *                                             9,900                   116
   Monterey Bay Bancorp, Inc. *                                         600                    10
   MutualFirst Financial, Inc.                                       12,000                   220
   Newmil Bancorp, Inc.                                                 900                    16
   Northeast Pennsylvania Financial Corp.                             7,600                   124
   OceanFirst Financial Corp.                                         8,200                   245
   Ocwen Financial Corp. *                                           22,800                   150
   Oregon Trail Financial Corp.                                         600                    11
   Pennfed-Financial Services, Inc.                                   2,300                    63
   Peoples Bancorp                                                      600                    10
   PFF Bancorp, Inc.                                                 19,000                   593
   Provident Financial Holdings *                                     6,200                   183
   Quaker City Bancorp, Inc. *                                          368                    12
   Riverview Bancorp, Inc.                                              800                    11
   Seacoast Financial Services Corp.                                 37,200                   732
   Sound Federal Bancorp                                                800                    12
   St. Francis Capital Corp.                                         13,400                   318
   Sterling Financial Corp. of Washington *                          16,159                   364
   TF Financial Corp.                                                 4,100                    95
   Timberland Bancorp, Inc.                                           6,100                    94
   United Community Financial Corp.                                  72,200                   534
   Warwick Community Bancorp, Inc.                                    2,800                    68
   Waypoint Financial Corp.                                          61,276                 1,014
   Woronoco Bancorp, Inc.                                             6,400                   120
-------------------------------------------------------------------------------------------------
                                                                                           15,487
-------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 93 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES              (000 S)
SEMICONDUCTORS - 0.9%
   Alliance Semiconductor Corp. *                                    51,200             $     590
   Anadigics, Inc. *                                                  5,600                    69
   Celeritek, Inc. *                                                  2,300                    24
   Credence Systems Corp. *                                          40,600                   892
   Diodes, Inc. *                                                     1,700                    14
   Electroglas, Inc. *                                                2,500                    42
   FSI International, Inc. *                                         15,000                   168
   Insilicon Corp. *                                                  2,600                     6
   Integrated Silicon Solution, Inc. *                               18,000                   231
   Richardson Electronics Ltd.                                        5,000                    61
   Standard Microsystems Corp. *                                     17,800                   409
   Veeco Instruments, Inc. *                                          2,100                    73
-------------------------------------------------------------------------------------------------
                                                                                            2,579
-------------------------------------------------------------------------------------------------
SHIPBUILDING - 0.1%
   Todd Shipyards Corp. *                                            15,300                   166
-------------------------------------------------------------------------------------------------
SOFTWARE - 0.2%
   Allscripts Healthcare Solutions, Inc. *                           24,300                   153
   CareCentric, Inc. *                                                1,380                     1
   Corel Corp.                                                        4,060                     6
   Digi International, Inc. *                                        15,500                    85
   Information Resources, Inc. *                                     15,600                   143
   Lightspan, Inc. *                                                  8,500                     7
   Pinnacle Systems, Inc. *                                           9,500                    76
   Pumatech, Inc. *                                                  22,200                    30
   Va Software Corp. *                                               17,800                    30
-------------------------------------------------------------------------------------------------
                                                                                              531
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.4%
   Alaska Communications Systems Group, Inc. *                       38,900                   292
   Allen Telecom, Inc. *                                             31,000                   207
   Anixter International, Inc. *                                     12,900                   382
   Arris Group, Inc. *                                               29,900                   278
   Aspect Communications Corp. *                                     26,900                   105
   Atlantic Tele-Network, Inc.                                        6,680                    86
   Boston Communications Group *                                      5,500                    47
   C-COR.net Corp. *                                                 15,200                   274
   Copper Mountain Networks, Inc. *                                  13,500                    13
   CoSine Communications, Inc. *                                     14,700                    17
   Crossroads Systems, Inc. *                                        39,900                   142
   Ditech Communications Corp. *                                      5,500                    25
   EMS Technologies, Inc. *                                          12,425                   281
   Golden Telecom, Inc. *                                            36,921                   571
   ITC Deltacom, Inc. *                                               7,900                     2
   Mastec, Inc. *                                                    18,400             $     148
   McLeodUSA, Inc., Class A *                                       115,400                    21
   Network Equipment Technologies, Inc. *                            41,700                   215
   Network Plus Corp. *                                              10,100                     -
   Newport Corp.                                                     18,900                   452
   NMS Communciations Corp. *                                         9,600                    41
   PTEK Holdings, Inc. *                                             26,100                   107
   Sorrento Networks Corp. *                                          7,300                    19
   Spectrasite Holdings, Inc. *                                      16,900                    18
   SymmetriCom, Inc. *                                               22,500                   139
   Tessco Technologies, Inc. *                                        6,400                    97
   Turnstone Systems, Inc. *                                          6,800                    33
-------------------------------------------------------------------------------------------------
                                                                                            4,012
-------------------------------------------------------------------------------------------------
TEXTILES - 0.3%
   National Service Industries, Inc.                                  6,325                    66
   Quaker Fabric Corp. *                                             37,800                   422
   Unifirst Corp.                                                    14,400                   362
-------------------------------------------------------------------------------------------------
                                                                                              850
-------------------------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.3%
   Department 56, Inc. *                                             28,100                   393
   Racing Champions Corp. *                                          23,900                   460
-------------------------------------------------------------------------------------------------
                                                                                              853
-------------------------------------------------------------------------------------------------
TRANSPORTATION - 3.7%
   Airborne, Inc.                                                    44,800                   783
   Airnet Systems, Inc. *                                            17,500                   182
   Alexander & Baldwin, Inc.                                         61,800                 1,706
   Arkansas Best Corp. *                                              9,217                   256
   Atlas Air Worldwide Holdings, Inc. *                              59,800                   788
   Florida East Coast Industries, Inc., Class A                       4,400                   125
   Hunt (J.B.) Transport Services, Inc. *                            24,395                   693
   Maritrans, Inc.                                                   17,100                   230
   Marten Transport Ltd. *                                            3,700                    67
   Offshore Logistics, Inc. *                                        32,300                   696
   Old Dominion Freight Line, Inc. *                                 13,700                   193
   OMI Corp. *                                                      107,800                   431
   Overseas Shipholding Group                                        67,400                 1,638
   Patriot Transportation Holding, Inc. *                             2,900                    93
   Stelmar Shipping Ltd. *                                            2,200                    37
   USFreightways Corp.                                               29,700                 1,053
   Werner Enterprises, Inc.                                          33,333                   698
   Yellow Corp.                                                      41,047                 1,083
-------------------------------------------------------------------------------------------------
                                                                                           10,752
-------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 94 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES              (000 S)
TRUCKING & LEASING - 0.3%
   Amerco, Inc. *                                                    21,100             $     367
   Interpool, Inc.                                                   14,350                   268
   Ryder System, Inc.                                                 4,800                   142
-------------------------------------------------------------------------------------------------
                                                                                              777
-------------------------------------------------------------------------------------------------
WATER - 0.3%
   American States Water Co.                                          8,800                   310
   California Water Service Group                                     5,700                   146
   SJW Corp.                                                          3,700                   301
-------------------------------------------------------------------------------------------------
                                                                                              757
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $216,656)                                                                           272,964

OTHER - 0.0%
   Escrow First International Bancorp                                 3,800             $       -
   Escrow Paragon Trade Brands, Inc.                                 11,250                     -
-------------------------------------------------------------------------------------------------
TOTAL OTHER
-------------------------------------------------------------------------------------------------
(COST $222)                                                                                     -

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)               (000S)
SHORT-TERM INVESTMENTS - 4.9%
   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                  $13,014                13,014
   U.S. Treasury Bill, (1)
     1.61%, 4/18/02                                                   1,190                 1,189
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------
(COST $14,203)                                                                             14,203


TOTAL INVESTMENTS - 99.7%
-------------------------------------------------------------------------------------------------
(COST $231,081)                                                                           287,167
   Other Assets less Liabilities - 0.3%                                                       751
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $287,918

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2002, Small Cap Value Fund had open futures contracts as follows:

                                                     NOTIONAL                              UNREALIZED
                                     NUMBER OF        AMOUNT      CONTRACT      CONTRACT   GAIN(LOSS)
  TYPE                               CONTRACTS        (000S)      POSITION        EXP       (000S)

Russell 2000                             46          $11,673       Long          6/02       $353

S&P/Barra
Value                                    19           $2,647       Long          6/02       $(17)
-------------------------------------------------------------------------------------------------

Total                                                                                       $336

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 95 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND

                                                                   NUMBER                 VALUE
                                                                  OF SHARES               (000S)
COMMON STOCKS 96.9%

ADVERTISING - 0.3%
   Interpublic Group Cos. (The), Inc.                                17,300             $     593
   Omnicom Group, Inc.                                                8,500                   802
-------------------------------------------------------------------------------------------------
                                                                                            1,395
-------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.4%
   Boeing (The) Co.                                                  38,268                 1,846
   General Dynamics Corp.                                             9,200                   864
   Goodrich Corp.                                                     4,700                   149
   Lockheed Martin Corp.                                             20,246                 1,166
   Northrop Grumman Corp.                                             5,000                   565
   Raytheon Co.                                                      17,900                   735
   Rockwell Collins, Inc.                                             8,400                   212
   United Technologies Corp.                                         21,600                 1,603
-------------------------------------------------------------------------------------------------
                                                                                            7,140
-------------------------------------------------------------------------------------------------
AGRICULTURE - 1.1%
   Philip Morris Cos., Inc.                                          99,100                 5,219
   UST, Inc.                                                          7,700                   300
-------------------------------------------------------------------------------------------------
                                                                                            5,519
-------------------------------------------------------------------------------------------------
AIRLINES - 0.2%
   AMR Corp. *                                                        7,040                   186
   Delta Air Lines, Inc.                                              5,600                   183
   Southwest Airlines Co.                                            35,030                   678
   U.S. Airways Group, Inc.                                           3,100                    20
-------------------------------------------------------------------------------------------------
                                                                                            1,067
-------------------------------------------------------------------------------------------------
APPAREL - 0.3%
   Jones Apparel Group, Inc. *                                        5,700                   199
   Liz Claiborne, Inc.                                                4,800                   136
   NIKE, Inc., Class B                                               12,300                   738
   Reebok International Ltd.                                          2,700                    73
   VF Corp.                                                           5,028                   218
-------------------------------------------------------------------------------------------------
                                                                                            1,364
-------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.7%
   Ford Motor Co.                                                    82,775                 1,365
   General Motors Corp.                                              25,400                 1,536
   Navistar International Corp.                                       2,780                   123
   PACCAR, Inc.                                                       3,460                   253
-------------------------------------------------------------------------------------------------
                                                                                            3,277
-------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.2%
   Cooper Tire & Rubber Co.                                           3,300                    71
   Dana Corp.                                                         6,772                   145
   Delphi Corp.                                                      25,610                   410
   Goodyear Tire & Rubber (The) Co.                                   7,458                   191
   TRW, Inc.                                                          5,800             $     299
   Visteon Corp.                                                      5,999                    99
-------------------------------------------------------------------------------------------------
                                                                                            1,215
-------------------------------------------------------------------------------------------------
BANKS - 5.8%
   AmSouth Bancorp                                                   16,650                   366
   Bank of America Corp.                                             71,957                 4,894
   Bank of New York Co., Inc.                                        33,700                 1,416
   Bank One Corp.                                                    53,346                 2,229
   BB&T Corp.                                                        21,100                   804
   Comerica, Inc.                                                     8,150                   510
   Fifth Third Bancorp                                               26,661                 1,799
   FleetBoston Financial Corp.                                       47,753                 1,671
   Huntington Bancshares, Inc.                                       11,472                   226
   KeyCorp                                                           19,400                   517
   Marshall & Ilsley Corp.                                            4,900                   305
   Mellon Financial Corp.                                            21,400                   826
   National City Corp.                                               27,800                   855
   PNC Financial Services Group                                      13,200                   812
   Regions Financial Corp.                                           10,400                   357
   SouthTrust Corp.                                                  15,800                   417
   State Street Corp.                                                14,800                   820
   SunTrust Banks, Inc.                                              13,200                   881
   Synovus Financial Corp.                                           13,350                   407
   U.S. Bancorp                                                      87,277                 1,970
   Union Planters Corp.                                               6,300                   299
   Wachovia Corp.                                                    62,274                 2,309
   Wells Fargo & Co.                                                 77,560                 3,831
   Zions Bancorporation                                               4,200                   249
-------------------------------------------------------------------------------------------------
                                                                                           28,770
-------------------------------------------------------------------------------------------------
BEVERAGES - 2.7%
   Anheuser-Busch Cos., Inc.                                         40,388                 2,108
   Brown-Forman Corp., Class B                                        3,100                   226
   Coca-Cola (The) Co.                                              113,600                 5,937
   Coca-Cola Enterprises, Inc.                                       20,300                   381
   Coors (Adolph) Co., Class B                                        1,700                   115
   Pepsi Bottling Group, Inc.                                        13,000                   336
   PepsiCo, Inc.                                                     79,980                 4,119
-------------------------------------------------------------------------------------------------
                                                                                           13,222
-------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.0%
   Amgen, Inc. *                                                     47,900                 2,859
   Biogen, Inc. *                                                     6,800                   334
   Chiron Corp. *                                                     8,700                   399

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 96 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Genzyme Corp. *                                                    9,700             $     424
   Immunex Corp. *                                                   24,900                   753
-------------------------------------------------------------------------------------------------
                                                                                            4,769
-------------------------------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%
   Masco Corp.                                                       21,000                   576
   Vulcan Materials Co.                                               4,600                   219
-------------------------------------------------------------------------------------------------
                                                                                              795
-------------------------------------------------------------------------------------------------
CHEMICALS - 1.4%
   Air Products & Chemicals, Inc.                                    10,400                   537
   Ashland, Inc.                                                      3,200                   146
   Dow Chemical (The) Co.                                            41,271                 1,350
   du Pont (E.I.) de Nemours & Co.                                   46,877                 2,210
   Eastman Chemical Co.                                               3,575                   174
   Ecolab, Inc.                                                       5,800                   265
   Engelhard Corp.                                                    5,962                   185
   Great Lakes Chemical Corp.                                         2,300                    65
   Hercules, Inc. *                                                   5,000                    67
   International Flavors & Fragrances, Inc.                           4,300                   150
   PPG Industries, Inc.                                               7,700                   423
   Praxair, Inc.                                                      7,400                   443
   Rohm & Haas Co.                                                   10,043                   424
   Sherwin-Williams (The) Co.                                         7,100                   202
   Sigma-Aldrich Corp.                                                3,400                   160
-------------------------------------------------------------------------------------------------
                                                                                            6,801
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.9%
   Cendant Corp. *                                                   44,908                   862
   Concord EFS, Inc. *                                               23,200                   771
   Convergys Corp. *                                                  7,900                   234
   Deluxe Corp.                                                       3,000                   139
   Donnelley (R.R.) & Sons Co.                                        5,200                   162
   Equifax, Inc.                                                      6,600                   197
   H&R Block, Inc.                                                    8,400                   373
   McKesson Corp.                                                    13,141                   492
   Moody's Corp.                                                      7,102                   292
   Paychex, Inc.                                                     17,100                   679
   Quintiles Transnational Corp. *                                    5,500                    98
   Robert Half International, Inc. *                                  8,000                   236
-------------------------------------------------------------------------------------------------
                                                                                            4,535
-------------------------------------------------------------------------------------------------
COMPUTERS - 4.1%
   Apple Computer, Inc. *                                            16,200                   383
   Compaq Computer Corp.                                             77,889                   814
   Computer Sciences Corp. *                                          7,800                   396
   Dell Computer Corp. *                                            119,200             $   3,112
   Electronic Data Systems Corp.                                     22,000                 1,276
   EMC Corp. *                                                      101,312                 1,208
   Gateway, Inc. *                                                   14,800                    94
   Hewlett-Packard Co.                                               88,800                 1,593
   International Business Machines Corp.                             78,800                 8,195
   Lexmark International Group, Inc. *                                5,900                   337
   NCR Corp. *                                                        4,400                   197
   Network Appliance, Inc. *                                         15,300                   312
   Palm, Inc. *                                                      26,409                   105
   Sun Microsystems, Inc. *                                         148,500                 1,310
   Unisys Corp.                                                      14,700                   186
   Veritas Software Corp. *                                          18,300                   802
-------------------------------------------------------------------------------------------------
                                                                                           20,320
-------------------------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.2%
   Alberto-Culver Co., Class B                                        2,600                   141
   Avon Products, Inc.                                               10,772                   585
   Colgate-Palmolive Co.                                             25,200                 1,440
   Gillette Co.                                                      48,288                 1,642
   Kimberly-Clark Corp.                                              24,036                 1,554
   Procter & Gamble Co.                                              59,256                 5,338
-------------------------------------------------------------------------------------------------
                                                                                           10,700
-------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
   Genuine Parts Co.                                                  7,950                   292
   Grainger (W.W.), Inc.                                              4,300                   242
-------------------------------------------------------------------------------------------------
                                                                                              534
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 6.9%
   American Express Co.                                              61,000                 2,499
   Bear Stearns Cos. (The), Inc.                                      4,576                   287
   Capital One Financial Corp.                                        9,800                   626
   Citigroup, Inc.                                                  235,218                11,648
   Countrywide Credit Industries, Inc.                                5,600                   251
   Fannie Mae                                                        45,700                 3,651
   Franklin Resources, Inc.                                          12,000                   503
   Freddie Mac                                                       31,800                 2,015
   Household International, Inc.                                     20,945                 1,190
   Lehman Brothers Holdings, Inc.                                    11,200                   724
   MBNA Corp.                                                        38,905                 1,501
   Merrill Lynch & Co., Inc.                                         38,500                 2,132
   Morgan (J.P.) Chase & Co.                                         90,168                 3,214
   Morgan Stanley Dean Witter & Co.                                  50,418                 2,889
   Price (T. Rowe) Group, Inc.                                        5,600                   218

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 97 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Providian Financial Corp.                                         13,000             $      98
   Stilwell Financial, Inc.                                          10,100                   247
   USA Education, Inc.                                                7,200                   704
-------------------------------------------------------------------------------------------------
                                                                                           34,397
-------------------------------------------------------------------------------------------------
ELECTRIC - 2.5%
   AES Corp. *                                                       24,400                   220
   Allegheny Energy, Inc.                                             5,700                   236
   Ameren Corp.                                                       6,300                   269
   American Electric Power Co., Inc.                                 14,740                   679
   Calpine Corp. *                                                   14,000                   178
   Cinergy Corp.                                                      7,641                   273
   CMS Energy Corp.                                                   6,100                   138
   Consolidated Edison, Inc.                                          9,700                   407
   Constellation Energy Group, Inc.                                   7,500                   231
   Dominion Resources, Inc.                                          11,993                   782
   DTE Energy Co.                                                     7,400                   337
   Duke Energy Corp.                                                 37,804                 1,429
   Edison International *                                            14,900                   250
   Entergy Corp.                                                     10,100                   439
   Exelon Corp.                                                      14,712                   779
   FirstEnergy Corp.                                                 13,615                   471
   FPL Group, Inc.                                                    8,000                   476
   Mirant Corp. *                                                    18,293                   264
   NiSource, Inc.                                                     9,500                   218
   PG&E Corp. *                                                      17,700                   417
   Pinnacle West Capital Corp.                                        3,900                   177
   PPL Corp.                                                          6,700                   265
   Progress Energy, Inc.                                             10,000                   500
   Public Service Enterprise Group, Inc.                              9,450                   433
   Reliant Energy, Inc.                                              13,622                   351
   Southern (The) Co.                                                31,800                   842
   TECO Energy, Inc.                                                  6,400                   183
   TXU Corp.                                                         12,084                   659
   XCEL Energy, Inc.                                                 16,885                   428
-------------------------------------------------------------------------------------------------
                                                                                           12,331
-------------------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   American Power Conversion Corp. *                                  8,900                   132
   Emerson Electric Co.                                              19,200                 1,102
   Molex, Inc.                                                        8,875                   308
   Power-One, Inc. *                                                  3,600                    29
-------------------------------------------------------------------------------------------------
                                                                                            1,571
-------------------------------------------------------------------------------------------------
ELECTRONICS - 0.6%
   Agilent Technologies, Inc. *                                      21,156             $     740
   Applera Corp. (Applied Biosystems Group)                           9,700                   217
   Jabil Circuit, Inc. *                                              9,000                   212
   Johnson Controls, Inc.                                             4,000                   353
   Millipore Corp.                                                    2,200                    97
   Parker-Hannifin Corp.                                              5,325                   266
   PerkinElmer, Inc.                                                  5,600                   104
   Sanmina-SCI Corp. *                                               23,900                   281
   Solectron Corp. *                                                 37,500                   292
   Symbol Technologies, Inc.                                         10,400                   117
   Tektronix, Inc. *                                                  4,200                    99
   Thermo Electron Corp. *                                            8,100                   168
   Thomas & Betts Corp.                                               2,700                    57
   Waters Corp. *                                                     6,000                   168
-------------------------------------------------------------------------------------------------
                                                                                            3,171
-------------------------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.0%
   Fluor Corp.                                                        3,700                   151
   McDermott International, Inc. *                                    2,800                    43
-------------------------------------------------------------------------------------------------
                                                                                              194
-------------------------------------------------------------------------------------------------
ENTERTAINMENT - 0.0%
   International Game Technology *                                    4,100                   256
-------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
   Allied Waste Industries, Inc. *                                    9,000                   117
   Waste Management, Inc.                                            28,673                   781
-------------------------------------------------------------------------------------------------
                                                                                              898
-------------------------------------------------------------------------------------------------
FOOD - 2.1%
   Albertson's, Inc.                                                 18,545                   615
   Archer-Daniels-Midland Co.                                        29,892                   416
   Campbell Soup Co.                                                 18,700                   501
   ConAgra Foods, Inc.                                               24,600                   597
   General Mills, Inc.                                               16,700                   816
   Heinz (H.J.) Co.                                                  16,000                   664
   Hershey Foods Corp.                                                6,200                   425
   Kellogg Co.                                                       18,600                   624
   Kroger Co.                                                        36,600                   811
   Safeway, Inc. *                                                   22,900                 1,031
   Sara Lee Corp.                                                    35,900                   745
   SUPERVALU, Inc.                                                    6,100                   157
   Sysco Corp.                                                       30,400                   907
   Unilever N.V. - N.Y. Shares                                       26,171                 1,486
   Winn-Dixie Stores, Inc.                                            6,400                   103

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 98 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Wrigley (Wm.) Jr. Co.                                             10,300             $     549
-------------------------------------------------------------------------------------------------
                                                                                           10,447
-------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.5%
   Boise Cascade Corp.                                                2,633                    95
   Georgia-Pacific Corp.                                             10,494                   314
   International Paper Co.                                           22,072                   949
   Louisiana-Pacific Corp.                                            4,816                    52
   MeadWestvaco Corp.                                                 9,059                   300
   Plum Creek Timber Co., Inc.                                        8,400                   250
   Temple-Inland, Inc.                                                2,250                   128
   Weyerhaeuser Co.                                                  10,100                   635
-------------------------------------------------------------------------------------------------
                                                                                            2,723
-------------------------------------------------------------------------------------------------
GAS - 0.1%
   KeySpan Corp.                                                      6,400                   233
   NICOR, Inc.                                                        2,000                    91
   Peoples Energy Corp.                                               1,600                    63
   Sempra Energy                                                      9,471                   238
-------------------------------------------------------------------------------------------------
                                                                                              625
-------------------------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.1%
   Black & Decker Corp.                                               3,700                   172
   Snap-On, Inc.                                                      2,650                    90
   Stanley Works (The)                                                3,900                   181
-------------------------------------------------------------------------------------------------
                                                                                              443
-------------------------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 3.3%
   Bard (C.R.), Inc.                                                  2,300                   136
   Bausch & Lomb, Inc.                                                2,500                   111
   Baxter International, Inc.                                        27,000                 1,607
   Becton, Dickinson & Co.                                           11,800                   445
   Biomet, Inc.                                                      12,350                   334
   Boston Scientific Corp. *                                         18,400                   462
   Guidant Corp. *                                                   13,900                   602
   Johnson & Johnson                                                140,300                 9,112
   Medtronic, Inc.                                                   55,400                 2,505
   St. Jude Medical, Inc. *                                           3,950                   305
   Stryker Corp.                                                      9,000                   543
   Zimmer Holdings, Inc. *                                            8,876                   302
-------------------------------------------------------------------------------------------------
                                                                                           16,464
-------------------------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 0.9%
   Aetna, Inc.                                                        6,623                   257
   HCA, Inc.                                                         23,547                 1,038
   Health Management Associates, Inc., Class A *                     11,100                   230
   Healthsouth Corp. *                                               17,900             $     257
   Humana, Inc.                                                       7,700                   104
   Manor Care, Inc. *                                                 4,650                   108
   Tenet Healthcare Corp. *                                          14,900                   999
   UnitedHealth Group, Inc.                                          14,300                 1,093
   Wellpoint Health Networks, Inc. *                                  6,600                   420
-------------------------------------------------------------------------------------------------
                                                                                            4,506
-------------------------------------------------------------------------------------------------
HOME BUILDERS - 0.1%
   Centex Corp.                                                       2,800                   146
   KB HOME                                                            2,286                    99
   Pulte Homes, Inc.                                                  2,800                   134
-------------------------------------------------------------------------------------------------
                                                                                              379
-------------------------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
   Leggett & Platt, Inc.                                              9,000                   223
   Maytag Corp.                                                       3,500                   155
   Whirlpool Corp.                                                    3,100                   234
-------------------------------------------------------------------------------------------------
                                                                                              612
-------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.2%
   American Greetings Corp., Class A                                  2,900                    53
   Avery Dennison Corp.                                               5,000                   305
   Clorox Co.                                                        10,600                   462
   Fortune Brands, Inc.                                               6,800                   336
   Tupperware Corp.                                                   2,700                    61
-------------------------------------------------------------------------------------------------
                                                                                            1,217
-------------------------------------------------------------------------------------------------
HOUSEWARES - 0.1%
   Newell Rubbermaid, Inc.                                           12,208                   390
-------------------------------------------------------------------------------------------------
INSURANCE - 4.3%
   ACE Ltd.                                                          11,900                   496
   AFLAC, Inc.                                                       23,900                   705
   Allstate Corp.                                                    32,614                 1,232
   Ambac Financial Group, Inc.                                        4,800                   284
   American International Group, Inc.                               119,489                 8,620
   Aon Corp.                                                         12,275                   430
   Chubb (The) Corp.                                                  7,800                   570
   CIGNA Corp.                                                        6,600                   669
   Cincinnati Financial Corp.                                         7,400                   323
   Conseco, Inc. *                                                   15,748                    57
   Hartford Financial Services Group, Inc.                           11,200                   763
   Jefferson-Pilot Corp.                                              6,912                   346
   John Hancock Financial Services, Inc.                             13,700                   523
   Lincoln National Corp.                                             8,700                   441
   Loews Corp.                                                        8,800                   516

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 99 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Marsh & McLennan Cos., Inc.                                       12,550             $   1,415
   MBIA, Inc.                                                         6,750                   369
   Metlife, Inc.                                                     33,100                 1,043
   MGIC Investment Corp.                                              4,900                   335
   Progressive Corp.                                                  3,400                   566
   SAFECO Corp.                                                       5,800                   186
   St. Paul Cos., Inc.                                                9,480                   435
   Torchmark Corp.                                                    5,700                   230
   UnumProvident Corp.                                               11,061                   309
   XL Capital Ltd., Class A                                           6,100                   569
-------------------------------------------------------------------------------------------------
                                                                                           21,432
-------------------------------------------------------------------------------------------------
INTERNET - 0.3%
   Sapient Corp. *                                                    5,800                    28
   Schwab (Charles) Corp.                                            62,525                   818
   TMP Worldwide, Inc. *                                              5,100                   176
   Yahoo!, Inc. *                                                    26,600                   491
-------------------------------------------------------------------------------------------------
                                                                                            1,513
-------------------------------------------------------------------------------------------------
IRON/STEEL - 0.1%
   Allegheny Technologies, Inc.                                       3,632                    60
   Nucor Corp.                                                        3,600                   231
   United States Steel Corp.                                          4,100                    75
-------------------------------------------------------------------------------------------------
                                                                                              366
-------------------------------------------------------------------------------------------------
LEISURE TIME - 0.4%
   Brunswick Corp.                                                    4,000                   109
   Carnival Corp.                                                    26,796                   875
   Harley-Davidson, Inc.                                             13,800                   761
   Sabre Holdings Corp. *                                             6,181                   289
-------------------------------------------------------------------------------------------------
                                                                                            2,034
-------------------------------------------------------------------------------------------------
LODGING - 0.3%
   Harrah's Entertainment, Inc. *                                     5,150                   228
   Hilton Hotels Corp.                                               16,900                   242
   Marriott International, Inc., Class A                             11,000                   494
   Starwood Hotels & Resorts Worldwide, Inc.                          9,000                   339
-------------------------------------------------------------------------------------------------
                                                                                            1,303
-------------------------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.2%
   Caterpillar, Inc.                                                 15,700                   893
-------------------------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.3%
   Cummins, Inc.                                                      1,900                    90
   Deere & Co.                                                       10,900                   496
   Dover Corp.                                                        9,300                   381
   Ingersoll-Rand Co., Class A                                        7,650                   383
   Rockwell Automation, Inc.                                          8,400             $     169
-------------------------------------------------------------------------------------------------
                                                                                            1,519
-------------------------------------------------------------------------------------------------
MEDIA - 3.5%
   AOL Time Warner, Inc. *                                          202,400                 4,787
   Clear Channel Communications, Inc. *                              27,300                 1,403
   Comcast Corp., Special Class A *                                  43,200                 1,374
   Disney (The Walt) Co.                                             93,200                 2,151
   Dow Jones & Co., Inc.                                              3,900                   227
   Gannett Co., Inc.                                                 12,100                   921
   Knight-Ridder, Inc.                                                3,800                   261
   McGraw-Hill Cos., Inc.                                             8,800                   601
   Meredith Corp.                                                     2,300                    98
   New York Times Co., Class A                                        6,900                   330
   Tribune Co.                                                       13,600                   618
   Univision Communications, Inc., Class A *                          9,600                   403
   Viacom, Inc., Class B *                                           81,048                 3,920
-------------------------------------------------------------------------------------------------
                                                                                           17,094
-------------------------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.0%
   Worthington Industries, Inc.                                       3,925                    60
-------------------------------------------------------------------------------------------------
MINING - 0.7%
   Alcan, Inc.                                                       14,625                   580
   Alcoa, Inc.                                                       38,712                 1,461
   Barrick Gold Corp.                                                24,554                   456
   Freeport-McMoRan Copper & Gold, Inc., Class B *                    6,600                   116
   Inco Ltd. *                                                        8,300                   162
   Newmont Mining Corp. (Holding Company)                            17,877                   495
   Phelps Dodge Corp.                                                 3,630                   153
   Placer Dome, Inc.                                                 15,035                   184
-------------------------------------------------------------------------------------------------
                                                                                            3,607
-------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.4%
   Cooper Industries, Inc.                                            4,300                   180
   Crane Co.                                                          2,718                    74
   Danaher Corp.                                                      6,800                   483
   Eastman Kodak Co.                                                 13,300                   415
   Eaton Corp.                                                        3,200                   259
   General Electric Co.                                             454,300                17,014
   Honeywell International, Inc.                                     37,212                 1,424
   Illinois Tool Works, Inc.                                         13,900                 1,006
   ITT Industries, Inc.                                               4,000                   252
   Minnesota Mining & Manufacturing Co.                              17,900                 2,059
   Pall Corp.                                                         5,566                   114
   Textron, Inc.                                                      6,500                   332

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 100 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Tyco International Ltd.                                           91,290             $   2,950
-------------------------------------------------------------------------------------------------
                                                                                           26,562
-------------------------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   Pitney Bowes, Inc.                                                11,100                   475
   Xerox Corp.                                                       32,896                   354
-------------------------------------------------------------------------------------------------
                                                                                              829
-------------------------------------------------------------------------------------------------
OIL & GAS - 6.2%
   Amerada Hess Corp.                                                 4,100                   325
   Anadarko Petroleum Corp.                                          11,406                   644
   Apache Corp.                                                       6,260                   356
   Burlington Resources, Inc.                                         9,182                   368
   ChevronTexaco Corp.                                               48,803                 4,405
   Conoco, Inc.                                                      28,591                   834
   Devon Energy Corp.                                                 7,100                   343
   EOG Resources, Inc.                                                5,300                   215
   Exxon Mobil Corp.                                                312,814                13,711
   Kerr-McGee Corp.                                                   4,549                   286
   Marathon Oil Corp.                                                14,100                   406
   Nabors Industries, Inc. *                                          6,400                   270
   Noble Drilling Corp. *                                             6,000                   248
   Occidental Petroleum Corp.                                        17,100                   499
   Phillips Petroleum Co.                                            17,400                 1,093
   Rowan Cos., Inc. *                                                 4,300                    99
   Royal Dutch Petroleum Co., New York Shares                        97,100                 5,275
   Sunoco, Inc.                                                       3,500                   140
   Transocean Sedco Forex, Inc.                                      14,610                   486
   Unocal Corp.                                                      11,200                   436
-------------------------------------------------------------------------------------------------
                                                                                           30,439
-------------------------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.5%
   Baker Hughes, Inc.                                                15,340                   587
   Halliburton Co.                                                   19,600                   334
   Schlumberger Ltd.                                                 26,300                 1,547
-------------------------------------------------------------------------------------------------
                                                                                            2,468
-------------------------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Ball Corp.                                                         2,500                   118
   Bemis Co., Inc.                                                    2,400                   131
   Pactiv Corp. *                                                     7,300                   146
   Sealed Air Corp. *                                                 3,853                   181
-------------------------------------------------------------------------------------------------
                                                                                              576
-------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 8.3%
   Abbott Laboratories                                               71,200             $   3,745
   Allergan, Inc.                                                     6,000                   388
   AmerisourceBergen Corp.                                            4,709                   322
   Bristol-Myers Squibb Co.                                          88,460                 3,582
   Cardinal Health, Inc.                                             20,600                 1,460
   Forest Laboratories, Inc. *                                        8,200                   670
   King Pharmaceuticals, Inc. *                                      11,200                   392
   Lilly (Eli) & Co.                                                 51,396                 3,916
   Medimmune, Inc. *                                                 11,300                   445
   Merck & Co., Inc.                                                104,000                 5,988
   Pfizer, Inc.                                                     287,450                11,423
   Pharmacia Corp.                                                   59,302                 2,673
   Schering-Plough Corp.                                             66,900                 2,094
   Watson Pharmaceuticals, Inc. *                                     4,900                   133
   Wyeth                                                             60,300                 3,959
-------------------------------------------------------------------------------------------------
                                                                                           41,190
-------------------------------------------------------------------------------------------------
PIPELINES - 0.5%
   Dynegy, Inc., Class A                                             16,000                   464
   El Paso Corp.                                                     23,347                 1,028
   Kinder Morgan, Inc.                                                5,700                   276
   Williams (The) Cos., Inc.                                         23,600                   556
-------------------------------------------------------------------------------------------------
                                                                                            2,324
-------------------------------------------------------------------------------------------------
REITS - 0.2%
   Equity Office Properties Trust                                    18,900                   567
   Equity Residential Properties Trust                               12,400                   356
-------------------------------------------------------------------------------------------------
                                                                                              923
-------------------------------------------------------------------------------------------------
RETAIL - 7.2%
   Autozone, Inc. *                                                   4,900                   337
   Bed Bath & Beyond, Inc. *                                         13,300                   449
   Best Buy Co., Inc. *                                               9,700                   768
   Big Lots, Inc. *                                                   5,200                    73
   Circuit City Stores, Inc. (Circuit City Group)                     9,500                   171
   Costco Wholesale Corp. *                                          20,716                   825
   CVS Corp.                                                         17,900                   614
   Darden Restaurants, Inc.                                           5,400                   219
   Dillard's, Inc., Class A                                           3,800                    91
   Dollar General Corp.                                              15,205                   248
   Family Dollar Stores, Inc.                                         7,900                   265
   Federated Department Stores, Inc. *                                8,800                   359
   Gap (The), Inc.                                                   39,587                   595
   Home Depot (The), Inc.                                           107,155                 5,209
   Kohl's Corp. *                                                    15,300                 1,089
   Limited (The), Inc.                                               23,600                   422

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                   NORTHERN FUNDS ANNUAL REPORT 101 EQUITY FUNDS


EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND (CONTINUED)

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Lowe's Cos., Inc.                                                 35,400             $   1,540
   May Department Stores (The) Co.                                   13,348                   465
   McDonald's Corp.                                                  58,800                 1,632
   Nordstrom, Inc.                                                    6,100                   149
   Office Depot, Inc. *                                              14,000                   278
   Penney (J.C.) Co., Inc.                                           12,100                   251
   RadioShack Corp.                                                   8,200                   246
   Sears, Roebuck & Co.                                              14,800                   759
   Staples, Inc. *                                                   21,150                   422
   Starbucks Corp. *                                                 17,500                   405
   Target Corp.                                                      41,300                 1,781
   Tiffany & Co.                                                      6,600                   235
   TJX Cos., Inc.                                                    12,500                   500
   Toys "R" Us, Inc. *                                                8,975                   161
   Tricon Global Restaurants, Inc. *                                  6,700                   394
   Wal-Mart Stores, Inc.                                            203,800                12,491
   Walgreen Co.                                                      46,700                 1,830
   Wendy's International, Inc.                                        4,800                   168
-------------------------------------------------------------------------------------------------
                                                                                           35,441
-------------------------------------------------------------------------------------------------
SAVINGS & LOANS - 0.4%
   Charter One Financial, Inc.                                       10,261                   321
   Golden West Financial Corp.                                        7,200                   457
   Washington Mutual, Inc.                                           44,070                 1,460
-------------------------------------------------------------------------------------------------
                                                                                            2,238
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 4.4%
   Advanced Micro Devices, Inc. *                                    15,500                   228
   Altera Corp. *                                                    17,600                   385
   Analog Devices, Inc. *                                            16,700                   752
   Applied Materials, Inc. *                                         37,500                 2,035
   Applied Micro Circuits Corp. *                                    13,700                   110
   Broadcom Corp., Class A *                                         12,000                   431
   Conexant Systems, Inc. *                                          11,700                   141
   Intel Corp.                                                      306,900                 9,333
   KLA-Tencor Corp. *                                                 8,600                   572
   Linear Technology Corp.                                           14,500                   641
   LSI Logic Corp. *                                                 16,800                   286
   Maxim Integrated Products, Inc. *                                 14,900                   830
   Micron Technology, Inc. *                                         27,400                   901
   National Semiconductor Corp. *                                     8,100                   273
   Novellus Systems, Inc. *                                           6,600                   357
   NVIDIA Corp. *                                                     6,600                   293
   PMC - Sierra, Inc. *                                               7,500                   122
   QLogic Corp. *                                                     4,200             $     208
   Teradyne, Inc. *                                                   8,300                   327
   Texas Instruments, Inc.                                           79,400                 2,628
   Vitesse Semiconductor Corp. *                                      9,200                    90
   Xilinx, Inc. *                                                    15,300                   610
-------------------------------------------------------------------------------------------------
                                                                                           21,553
-------------------------------------------------------------------------------------------------
SOFTWARE - 5.2%
   Adobe Systems, Inc.                                               10,800                   435
   Autodesk, Inc.                                                     2,500                   117
   Automatic Data Processing, Inc.                                   28,400                 1,655
   BMC Software, Inc. *                                              11,100                   216
   Citrix Systems, Inc. *                                             8,600                   149
   Computer Associates International, Inc.                           26,376                   577
   Compuware Corp. *                                                 17,100                   221
   First Data Corp.                                                  17,400                 1,518
   Fiserv, Inc. *                                                     8,700                   400
   IMS Health, Inc.                                                  13,504                   303
   Intuit, Inc. *                                                     9,700                   372
   Mercury Interactive Corp. *                                        3,800                   143
   Microsoft Corp. *                                                247,600                14,933
   Novell, Inc. *                                                    16,600                    64
   Oracle Corp. *                                                   251,400                 3,218
   Parametric Technology Corp. *                                     11,900                    72
   PeopleSoft, Inc. *                                                13,800                   504
   Rational Software Corp. *                                          8,900                   141
   Siebel Systems, Inc. *                                            21,100                   688
-------------------------------------------------------------------------------------------------
                                                                                           25,726
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 6.8%
   ADC Telecommunications, Inc. *                                    36,300                   148
   Alltel Corp.                                                      14,200                   789
   Andrew Corp. *                                                     3,762                    63
   AT&T Corp.                                                       161,755                 2,539
   AT&T Wireless Services, Inc. *                                   123,600                 1,106
   Avaya, Inc. *                                                     16,500                   122
   BellSouth Corp.                                                   85,900                 3,166
   CenturyTel, Inc.                                                   6,450                   219
   CIENA Corp. *                                                     15,000                   135
   Cisco Systems, Inc. *                                            335,400                 5,678
   Citizens Communications Co. *                                     12,800                   138
   Comverse Technology, Inc. *                                        8,500                   108
   Corning, Inc.                                                     43,200                   329
   JDS Uniphase Corp. *                                              62,100                   366

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 102 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
   Lucent Technologies, Inc.                                        156,500             $     740
   Motorola, Inc.                                                   101,765                 1,445
   Nextel Communications, Inc., Class A *                            36,500                   196
   Nortel Networks Corp.                                            146,500                   658
   QUALCOMM, Inc. *                                                  35,100                 1,321
   Qwest Communications International, Inc.                          76,155                   626
   SBC Communications, Inc.                                         153,292                 5,739
   Scientific-Atlanta, Inc.                                           7,200                   166
   Sprint Corp. (FON Group)                                          40,600                   621
   Sprint Corp. (PCS Group) *                                        45,200                   465
   Tellabs, Inc. *                                                   18,700                   196
   Verizon Communications, Inc.                                     124,070                 5,664
   WorldCom, Inc. (WorldCom Group) *                                134,817                   909
-------------------------------------------------------------------------------------------------
                                                                                           33,652
-------------------------------------------------------------------------------------------------
TEXTILES - 0.1%
   Cintas Corp.                                                       7,800                   389
-------------------------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.1%
   Hasbro, Inc.                                                       7,912                   125
   Mattel, Inc.                                                      19,741                   412
-------------------------------------------------------------------------------------------------
                                                                                              537
-------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
   Burlington Northern Santa Fe Corp.                                17,528                   529
   CSX Corp.                                                          9,824                   374
   FedEx Corp. *                                                     13,640                   793
   Norfolk Southern Corp.                                            17,700                   424
   Union Pacific Corp.                                               11,400                   708
-------------------------------------------------------------------------------------------------
                                                                                            2,828
-------------------------------------------------------------------------------------------------
TRUCKING & LEASING - 0.0%
   Ryder System, Inc.                                                 2,800                    83
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $393,398)                                                                           479,626

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
SHORT-TERM INVESTMENTS - 2.9
     CDC Ixis, Paris, France,
       Eurodollar Time Deposit,
       2.00%, 4/1/02                                                $12,256               $12,256
     U.S. Treasury Bill, (1)
       1.61%, 4/18/02                                                 2,010                 2,008
-------------------------------------------------------------------------------------------------
 TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------
(COST $14,264)                                                                             14,264

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8
-------------------------------------------------------------------------------------------------
COST $407,662)                                                                            493,890

     Other Assets less Liabilities - 0.2                                                      785
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $494,675

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2002, Stock Index Fund had open futures contracts as follows:

                                                NOTIONAL                               UNREALIZED
                                 NUMBER OF        AMOUNT       CONTRACT     CONTRACT      GAIN
  TYPE                           CONTRACTS        (000S)       POSITION       EXP.       (000S)

S&P 500                             51           $14,652         Long         6/02        $15
-------------------------------------------------------------------------------------------------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                   NORTHERN FUNDS ANNUAL REPORT 103 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  TECHNOLOGY FUND

                                                                    NUMBER                VALUE
                                                                  OF SHARES               (000S)
COMMON STOCKS - 96.1%

AEROSPACE/DEFENSE - 1.9%
   General Dynamics Corp.                                            80,000             $   7,516
   United Defense Industries, Inc. *                                110,000                 2,948
-------------------------------------------------------------------------------------------------
                                                                                           10,464
-------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 8.9%
   Affiliated Computer Services, Inc., Class A *                     80,000                 4,490
   Concord EFS, Inc. *                                              150,000                 4,988
   Electronic Data Systems Corp.                                    250,000                14,497
   First Data Corp.                                                 175,000                15,269
   Fiserv, Inc. *                                                   175,000                 8,048
-------------------------------------------------------------------------------------------------
                                                                                           47,292
-------------------------------------------------------------------------------------------------
COMPUTERS - 12.2%
   Compaq Computer Corp.                                          1,244,600                13,006
   Dell Computer Corp. *                                            900,000                23,499
   EMC Corp. *                                                      650,000                 7,748
   International Business Machines Corp.                            120,000                12,480
   Sun Microsystems, Inc. *                                         950,000                 8,379
-------------------------------------------------------------------------------------------------
                                                                                           65,112
-------------------------------------------------------------------------------------------------
ELECTRONICS - 1.1%
   Flextronics International Ltd. *                                 310,000                 5,658
-------------------------------------------------------------------------------------------------
INTERNET - 4.0%
   eBay, Inc. *                                                     135,000                 7,646
   Symantec Corp. *                                                 136,000                 5,605
   Yahoo!, Inc. *                                                   440,000                 8,127
-------------------------------------------------------------------------------------------------
                                                                                           21,378
-------------------------------------------------------------------------------------------------
 MEDIA - 1.7%
   AOL Time Warner, Inc. *                                          375,000                 8,869
-------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 28.4%
   Analog Devices, Inc. *                                           105,000                 4,729
   Applied Materials, Inc. *                                        300,000                16,281
   Broadcom Corp., Class A *                                        300,000                10,770
   Intel Corp.                                                      725,000                22,047
   KLA-Tencor Corp. *                                                30,000                 1,995
   Lam Research Corp. *                                             165,000                 4,838
   Linear Technology Corp.                                          120,000                 5,306
   Micron Technology, Inc. *                                        570,000                18,753
   Novellus Systems, Inc.                                            35,000                 1,895
   NVIDIA Corp. *                                                   131,000                 5,811
   RF Micro Devices, Inc. *                                         225,000                 4,028
   STMicroelectronics N.V.                                          460,000                15,603
   Texas Instruments, Inc.                                          681,600                22,561
   Xilinx, Inc. *                                                   425,000             $  16,941
-------------------------------------------------------------------------------------------------
                                                                                          151,558
-------------------------------------------------------------------------------------------------
SOFTWARE - 25.8%
   Activision, Inc. *                                               180,000                 5,369
   Autodesk, Inc.                                                   140,000                 6,537
   Automatic Data Processing, Inc.                                  200,000                11,654
   BEA Systems, Inc. *                                              175,000                 2,399
   Computer Associates International, Inc.                          140,000                 3,065
   Electronic Arts, Inc. *                                          340,000                20,672
   Intuit, Inc. *                                                   430,000                16,495
   Mercury Interactive Corp. *                                      156,000                 5,873
   Microsoft Corp. *                                                295,000                17,791
   Oracle Corp. *                                                   840,000                10,752
   PeopleSoft, Inc. *                                               405,000                14,795
   Quest Software, Inc. *                                           110,000                 1,662
   Siebel Systems, Inc. *                                           165,000                 5,381
   Veritas Software Corp. *                                         352,000                15,428
-------------------------------------------------------------------------------------------------
                                                                                          137,873
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 12.1%
   CIENA Corp. *                                                    300,000                 2,700
   Cisco Systems, Inc. *                                          1,100,000                18,623
   Extreme Networks *                                               155,000                 1,612
   JDS Uniphase Corp. *                                           2,000,000                11,780
   Juniper Networks, Inc. *                                          75,000                   946
   Lucent Technologies, Inc. *                                      500,000                 2,365
   Motorola, Inc.                                                 1,000,000                14,200
   Nokia Corp. ADR                                                  200,000                 4,148
   Nortel Networks Corp. *                                          500,000                 2,245
   QUALCOMM, Inc. *                                                 100,000                 3,764
   Riverstone Networks, Inc. *                                      400,000                 2,400
-------------------------------------------------------------------------------------------------
                                                                                           64,783
-------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
-------------------------------------------------------------------------------------------------
(COST $576,649)                                                                           512,987

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                   (000S)                (000S)
SHORT-TERM INVESTMENT - 4.6%
   CDC Ixis, Paris, France,
     Eurodollar Time Deposit,
     2.00%, 4/1/02                                                $  23,664             $  23,664

SEE NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 104 NORTHERN FUNDS ANNUAL REPORT


                                                                  MARCH 31, 2002

                                                                  PRINCIPAL
                                                                    AMOUNT                VALUE
                                                                    (000S)                (000S)
   FHLB Discount Note,
     1.63%, 4/1/02                                                $     745             $     745
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------
(COST $24,409)                                                                             24,409


-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.7%
-------------------------------------------------------------------------------------------------
(COST $601,058)                                                                           537,396
  Liabilities less Other Assets - (0.7)%                                                   (3,702)
-------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $533,694

*    NON-INCOME PRODUCING SECURITY.

At March 31, 2002, Technology Fund had open written option contracts as follows:

                                                                    NUMBER                VALUE
TYPE                                                            OF CONTRACTS              (000S)
Microsoft Corp. - April 65 Call                                        (500)               $  (15)

TOTAL WRITTEN OPTION CONTRACTS
-------------------------------------------------------------------------------------------------
(COST $113)                                                                                $  (15)

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                   NORTHERN FUNDS ANNUAL REPORT 105 EQUITY FUNDS

EQUITY FUNDS
  NOTES TO THE FINANCIAL STATEMENTS

1    ORGANIZATION

Northern Funds (the "Trust") is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Global Communications, Growth Equity, Growth Opportunities, Income Equity, International Growth Equity, International Select Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Index, Small Cap Value, Stock Index and Technology Funds (collectively the "Funds") are separate, diversified investment portfolios of the Trust. Each of the Funds maintains its own investment objective.

Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the International Growth Equity and International Select Equity Funds. NTI serves as the investment adviser of each of the other funds. Prior to May 2, 2001, Northern Trust served as the investment adviser to the International Growth Equity and International Select Equity Funds. Northern Trust serves as custodian, fund accountant and transfer agent to the Funds. In addition, NTI and PFPC, Inc. ("PFPC") serve as co-administrators to the Funds.

2    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are generally valued at the regular trading session closing price on the exchange or in the market where such securities are primarily traded. If any such security is not traded on a valuation date, it is valued at the current quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the current quoted bid price. U.S. Government and other fixed income securities, however, may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Shares of investment companies are valued at net asset value. Exchange traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a net asset value other than the Fund's official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

B) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

At March 31, 2002, the Small Cap Index, Small Cap Value and Stock Index Funds had entered into exchange-traded long futures contracts and the aggregate market value of securities pledged to cover margin requirements for open positions was approximately $1,129,000, $1,189,000, and $2,008,000, respectively.


EQUITY FUNDS 106 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

C) OPTIONS CONTRACTS - Each Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on options contracts are included with net realized and unrealized gains (losses) on investments.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At March 31, 2002, Growth Equity and Technology Funds had entered into written option contracts. For the year ended March 31, 2002, the following option contracts were written for the Growth Equity and Technology Funds, respectively:

GROWTH EQUITY FUND:

                                                                                    PREMIUMS
                                                            NUMBER OF               RECEIVED
                                                            CONTRACTS               (000'S)
                                                            ---------               --------
Options outstanding at March 31, 2001                             -                 $     -
Options written                                              13,615                   1,521
Options expired and closed                                   (8,846)                 (1,086)
Options exercised                                            (3,134)                   (299)
Options outstanding at March 31, 2002                         1,635                 $   136

TECHNOLOGY FUND:
                                                                                    PREMIUMS
                                                           NUMBER OF                RECEIVED
                                                           CONTRACTS                (000'S)
                                                           ---------                --------
Options outstanding at March 31, 2001                         8,850                 $ 1,880
Options written                                              21,850                   2,930
Options expired and closed                                  (24,500)                 (3,619)
Options exercised                                            (5,700)                 (1,078)
Options outstanding at March 31, 2002                           500                 $   113

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in a Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.


                                NORTHERN FUNDS ANNUAL REPORT  107  EQUITY FUNDS

EQUITY FUNDS
  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, if any, are declared and paid as follows:

                                          DECLARATION              PAYMENT
                                           FREQUENCY              FREQUENCY
                                          -----------             ---------
Global Communications                      ANNUALLY               ANNUALLY
Growth Equity                              QUARTERLY              QUARTERLY
Growth Opportunities                       ANNUALLY               ANNUALLY
Income Equity                               MONTHLY                MONTHLY
International Growth Equity                ANNUALLY               ANNUALLY
International Select Equity                ANNUALLY               ANNUALLY
Large Cap Value                            ANNUALLY               ANNUALLY
Mid Cap Growth                             QUARTERLY              QUARTERLY
Select Equity                              ANNUALLY               ANNUALLY
Small Cap Growth                           ANNUALLY               ANNUALLY
Small Cap Index                            ANNUALLY               ANNUALLY
Small Cap Value                            ANNUALLY               ANNUALLY
Stock Index                                QUARTERLY              QUARTERLY
Technology                                 ANNUALLY               ANNUALLY

Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains (and losses). These differences are primarily related to foreign currency transactions, deferral of realized losses and capital loss carryforwards. Certain differences in treatment of income and capital gains for distributions, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

I) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income and capital gains to their shareholders.

FOREIGN TAX CREDIT

The Fund below intends to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them. The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries are as follows:

FUND                                                       TAXES                 INCOME
---------------------------                               -------               -------
International Growth Equity                               $0.0212               $0.1972

For the period subsequent to October 31, 2001 through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (IN THOUSANDS): Global Communications - $5,294, Growth Equity - $25,963, Growth Opportunities - $426, Income Equity - $1,450, International Growth Equity - $23,185, International Select Equity - $6,582, Large Cap Value - $4,332, Mid Cap Growth - $7,476, Select Equity - $6,971, Small Cap Growth - $4,584, Small Cap Value - $2,269, Technology - $59,579.

At March 31, 2002, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows:

                                                            MARCH 31,              MARCH 31,
AMOUNTS IN THOUSANDS                                          2009                   2010
--------------------                                        ---------              ---------
Global Communications                                       $  7,851               $ 60,576
Growth Equity                                                      -                  8,207
Growth Opportunities                                             728                 27,517
International Growth Equity                                        -                168,028
International Select Equity                                    2,046                 56,707
Large Cap Value                                                    -                  2,512
Mid Cap Growth                                                29,234                159,515
Select Equity                                                      -                111,294
Small Cap Growth                                              75,935                129,320
Small Cap Value                                                    -                 16,552
Stock Index                                                        -                  4,526
Technology                                                   223,930                606,810

The Funds in the above table may offset future capital gains with these capital loss carryforwards.


EQUITY FUNDS 108 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

At March 31, 2002, the tax components of Undistributed Net Investment Income and Realized Gains are as follows:

                                                                     UNDISTRIBUTED
                                                            -----------------------------------
                                                            ORDINARY                LONG-TERM
AMOUNTS IN THOUSANDS                                         INCOME*              CAPITAL GAINS
--------------------                                        ---------             -------------
Income Equity                                                $   33                    $  4
International Growth Equity                                   1,688                       -
International Select Equity                                     521                       -
Large Cap Value                                                 883                       -
Small Cap Index                                                 352                     431
Small Cap Value                                               1,147                       -
Stock Index                                                      32                       -

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The tax character of distributions paid during the fiscal year ended March 31, 2002, are as follows:

                                                                   DISTRIBUTIONS FROM
                                                            ----------------------------------
                                                            ORDINARY               LONG-TERM
AMOUNTS IN THOUSANDS                                         INCOME*             CAPITAL GAINS
--------------------                                        ---------            -------------
Growth Equity                                                $1,175                  $1,217
Growth Opportunities                                             47                       -
Income Equity                                                 5,427                     750
International Growth Equity                                     316                     503
International Select Equity                                      60                       -
Large Cap Value                                               1,527                       -
Select Equity                                                     -                     681
Small Cap Index                                               1,030                     391
Small Cap Value                                                 279                  11,523
Stock Index                                                   4,235                     293

* ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

3    BANK LOANS

The Trust maintains a $50,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 0.45% above the NIBOR (New York Interbank Offering Rate).

Interest Expense for the year ended March 31, 2002 was approximately $1,000, $25,000, $2,000, $72,000, $31,000, $31,000, $1,000 and $8,000 for the Global
Communications, Growth Equity, Growth Opportunties, International Growth Equity, International Select Equity, Mid Cap Growth, Select Equity and Small Cap Growth Funds, respectively. These amounts are included in other expenses on the Statements of Operations.

As of March 31, 2002, the International Select Equity had an outstanding loan in the amount of $100,000. This amount is included in other liabilities on the Statements of Assets and Liabilities.

4    INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended March 31, 2002, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The investment advisers also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                                         ANNUAL         ADVISORY
                                                        ADVISORY       FEES AFTER        EXPENSE
                                                          FEES           WAIVERS       LIMITATIONS
                                                        --------       ----------      -----------
Global Communications                                     1.25%           1.05%           1.30%
Growth Equity                                             1.00%           0.85%           1.00%
Growth Opportunities                                      1.20%           1.00%           1.25%
Income Equity                                             1.00%           0.85%           1.00%
International Growth Equity                               1.20%           1.00%           1.25%
International Select Equity                               1.20%           1.00%           1.25%
Large Cap Value                                           1.00%           0.85%           1.10%
Mid Cap Growth                                            1.00%           0.85%           1.00%
Select Equity                                             1.20%           0.85%           1.00%
Small Cap Growth                                          1.20%           1.00%           1.25%
Small Cap Index                                           0.65%           0.50%           0.65%
Small Cap Value                                           1.20%           0.85%           1.00%
Stock Index                                               0.60%           0.40%           0.55%
Technology                                                1.20%           1.00%           1.25%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.


                                 NORTHERN FUNDS ANNUAL REPORT  109  EQUITY FUNDS

EQUITY FUNDS
  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

5    INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended March 31, 2002 were as follows:

                                                       PURCHASES                 SALES
                                                       ---------                 -----
AMOUNTS IN THOUSANDS                                     OTHER                   OTHER
---------------------                                  ---------                --------
Global Communications                                   $ 18,674                $ 34,812
Growth Equity                                            391,873                 447,975
Growth Opportunities                                     111,550                 132,426
Income Equity                                            113,807                  92,850
International Growth Equity                              694,803                 842,079
International Select Equity                              256,272                 305,588
Large Cap Value                                          214,214                  30,039
Mid Cap Growth                                           768,930                 832,458
Select Equity                                            615,237                 602,296
Small Cap Growth                                         909,339                 938,825
Small Cap Index                                         254,710                   52,606
Small Cap Value                                          237,987                 173,848
Stock Index                                               72,772                  15,115
Technology                                               500,397                 654,039

At March 31, 2002, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                UNREALIZED            UNREALIZED        NET APPRECIATION        COST BASIS
AMOUNTS IN THOUSANDS                           APPRECIATION          DEPRECIATION        (DEPRECIATION)        OF SECURITIES
--------------------                          -------------         -------------       ----------------      --------------
Global Communications                          $    842              $  (3,031)             $  (2,189)            $ 12,138
Growth Equity                                   164,164                (48,860)               115,304              744,115
Growth Opportunities                              5,984                   (103)                 5,881               25,663
Income Equity                                    16,331                 (4,805)                11,526              177,481
International Growth Equity                      22,551                 (3,303)                19,248              215,890
International Select Equity                       4,841                 (1,090)                 3,751               60,173
Large Cap Value                                  24,830                 (4,940)                19,890              251,966
Mid Cap Growth                                   51,847                 (4,892)                46,955              282,501
Select Equity                                    43,152                 (8,440)                34,712              406,188
Small Cap Growth                                 37,564                 (1,087)                36,477              187,691
Small Cap Index                                  43,193                (31,903)                11,290              302,219
Small Cap Value                                  64,213                 (8,519)                55,694              231,473
Stock Index                                     136,255                (52,949)                83,306              410,584
Technology                                       42,145               (149,021)              (106,876)             644,272


EQUITY FUNDS 110 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

6    CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the year ended March 31, 2002 were as follows:

                                                                                                           NET
                                                                    REINVESTMENT                         INCREASE
AMOUNTS IN THOUSANDS                               SOLD             OF DIVIDENDS       REDEEMED         (DECREASE)
--------------------                              ------            ------------       --------         ----------
Global Communications                              1,021                  -             (6,387)           (5,366)
Growth Equity                                      7,640                 85            (11,453)           (3,728)
Growth Opportunities                               2,608                  2             (6,327)           (3,717)
Income Equity                                      6,249                132             (5,286)            1,095
International Growth Equity                       72,607                 61            (87,545)          (14,877)
International Select Equity                       22,259                  2            (28,199)           (5,938)
Large Cap Value                                   20,446                 39             (3,429)           17,056
Mid Cap Growth                                    13,523                  -            (18,475)           (4,952)
Select Equity                                      7,416                 24             (6,139)            1,301
Small Cap Growth                                  13,390                  -            (17,389)           (3,999)
Small Cap Index                                   35,225                 46             (7,478)           27,793
Small Cap Value                                   21,418                948            (15,621)            6,745
Stock Index                                       11,991                 73             (7,923)            4,141
Technology                                        13,429                  -            (26,162)          (12,733)

Transactions of shares of the Funds for the year ended March 31, 2001 were as follows:

                                                                                                              NET
                                                                      REINVESTMENT                         INCREASE
AMOUNTS IN THOUSANDS                                    SOLD          OF DIVIDENDS      REDEEMED           (DECREASE)
--------------------                                   ------         ------------      --------           ----------
Global Communications                                  15,058                -           (6,423)              8,635
Growth Equity                                           8,174            8,174          (10,564)              5,784
Growth Opportunities                                   11,318                -           (2,673)              8,645
Income Equity                                           3,750            2,098           (5,853)                 (5)
International Growth Equity                            82,551            6,127          (92,972)             (4,294)
International Select Equity                            15,043            2,594          (20,558)             (2,921)
Large Cap Value                                         5,948                1             (114)              5,835
Mid Cap Growth                                         14,486            5,435          (21,965)             (2,044)
Select Equity                                           8,881            2,089           (4,926)              6,044
Small Cap Growth                                       13,584            4,241          (19,133)             (1,308)
Small Cap Index                                         2,817            3,332           (3,813)              2,336
Small Cap Value                                         7,494            4,543           (7,229)              4,808
Stock Index                                             8,446            1,203           (6,127)               3,522
Technology                                             21,936           22,468          (28,307)              16,097


                                   NORTHERN FUNDS ANNUAL REPORT 111 EQUITY FUNDS

EQUITY FUNDS
  REPORT OF INDEPENDENT AUDITORS

TO THE NORTHERN FUNDS SHAREHOLDERS AND BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Communications Fund, Growth Equity Fund, Growth Opportunities Fund, Income Equity Fund, International Growth Equity Fund, International Select Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund, and Technology Fund, fourteen of the portfolios comprising the Northern Funds (a Delaware business trust), as of March 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by physical examination of the securities held by the custodian and by correspondence with outside depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Northern Funds as of March 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP
Chicago, Illinois
May 2, 2002


EQUITY FUNDS 112 NORTHERN FUNDS ANNUAL REPORT

                                                                  EQUITY FUNDS

TRUSTEES AND OFFICERS                                             MARCH 31, 2002

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 55 portfolios in the Northern Funds Complex-- 33 for Northern Funds and 22 for Northern Institutional Funds. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                  OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                                  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Cline       -  Chairman and Director, Hawthorne Investors, Inc. (a management             -  PepsiAmericas;
Age 67                    advisory services and private investment company) since 1996;              -  Whitman Corporation (a
Trustee since 2000     -  Managing Partner, Hawthorne Investments, L.L.C. (a management                 diversified holding
                          advisory services and private investment company) since 2001;                 company)
                       -  Chairman and Director of Hussman International, Inc. (a refrigeration      -  Kmart Corporation (a
                          company) from 1998 to 2000;                                                   retailing company);
                       -  Chairman, President and CEO of NICOR Inc. (a diversified public            -  Ryerson Tull, Inc. (a metals
                          utility holding company) from 1995 to 1996, and President from                distribution company).
                          1992 to 1993;
                       -  Chairman, Federal Reserve Bank of Chicago from 1992 to 1995; and
                          Deputy Chairman from 1995 to 1996.

Edward J. Condon, Jr.  -  Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)         -  None
Age 61                    since 1993;
Trustee since 2000     -  Principal and Co-Founder of Paradigm Capital since 1993;
                       -  Senior Partner of NewEllis Ventures since 2001;
                       -  Member of Advisory Board of Real-Time USA, Inc. (a software development company);
                       -  Member of the Board of Managers of The Liberty Hampshire Company, LLC
                          (a receivable securitization company);
                       -  Director of University Eldercare, Inc. (an Alzheimer's disease research and treatment company);
                       -  Director of Financial Pacific Company (a small business leasing company);
                       -  Trustee, Dominican University.

William J. Dolan, Jr.  -  Partner of Arthur Andersen & Co. S.C. (an accounting firm) from            -  None
Age 69                    1966 to 1989.
Trustee since 1994     -  Financial Consultant, Ernst & Young LLP (an accounting firm) from
                          1992 to 1993 and 1997.

Sharon Gist Gilliam    -  Executive Vice President, Unison-Maximus, Inc. (aviation and               -  None
Age 49                    governmental consulting);
Trustee since 2001     -  Director of Town and Country Utilities, Inc.;
                       -  Director of Unison Consulting Group, Inc. until May 1999.

Sandra Polk Guthman    -  President and CEO of Polk Bros. Foundation (an Illinois not-for-profit     -  MB Financial Corp. (a
Age 58                    corporation) from 1993 to present.                                            municipal bond insurance
Trustee since 2000                                                                                      company) 1999-2000.

Richard P. Strubel     -  President, Chief Operating Officer and Director of Unext Inc. (a           -  Gildan Activewear, Inc. (an
Age 62                    provider of educational services via the Internet) since 1999;                athletic clothing marketing
Trustee since 2000     -  Director, Cantilever Technologies (a private software company)                and manufacturing
                          since 1999;                                                                   company);
                       -  Trustee, The University of Chicago since 1987;                             -  Goldman Sachs Mutual
                       -  Managing Director of Tandem Partners, Inc. (a privately held                  Fund Complex (69
                          management services firm) until 1999.                                         portfolios).


                                   NORTHERN FUNDS ANNUAL REPORT 113 EQUITY FUNDS

EQUITY FUNDS
  TRUSTEES AND OFFICERS (CONTINUED)

INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN                                                                                     OTHER DIRECTORSHIPS
FUNDS TRUSTEE(2)             PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Raymond E. George, Jr.(3)    -  Senior Vice President and Senior Fiduciary Officer of The Northern      -  None
Age 71                          Trust Company from 1990 to 1993.
Trustee since 1994

Michael E. Murphy (3)        -  President of Sara Lee Foundation (philanthropic organization) from      -  Coach, Inc.;
Age 65                          1997 to 2001;                                                           -  Payless Shoe Source, Inc.
Trustee since 1998           -  Vice Chairman and Chief Administrative Officer of Sara Lee Corporation     (a retail shoe store
                                (a consumer product company) from 1994 to 1997.                            business);
                                                                                                        -  GATX Corporation
                                                                                                           (a railroad holding
                                                                                                           company).
                                                                                                        -  Bassett Furniture
                                                                                                           Industries, Inc.
                                                                                                           (a furniture
                                                                                                           manufacturer).

Mary Jacobs Skinner, Esq.(3) -  Partner in the law firm of Sidley Austin Brown & Wood.                  -  None
Age 44
Trustee since 1998

Stephen Timbers (3)          -  Director, President and Chief Executive Officer of Northern Trust       -  USFreightways
Age 57                          Investments, Inc. since 2001;                                              Corporation.
Trustee since 2000           -  President of Northern Trust Global Investments, a division of Northern
                                Trust Corporation and Executive Vice President, The Northern Trust
                                Company since 1998;
                             -  President, Chief Executive Officer and Director of Zurich Kemper
                                Investments (a financial services company) from 1996 to 1998;
                             -  President, Chief Operating Officer and Director of Kemper Corporation
                                (a financial services company) from 1992 to 1996;
                             -  President and Director of Kemper Funds (a registered investment company) from 1990 to 1998.

(1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O LLOYD WENNLUND, THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, CHICAGO, IL 60675.

(2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

(3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. GEORGE AND MR. MURPHY ARE DEEMED TO BE "INTERESTED" TRUSTEES BECAUSE THEY OWN SHARES OF NORTHERN TRUST CORPORATION, MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND MR. TIMBERS BECAUSE HE IS AN OFFICER, DIRECTOR, EMPLOYEE AND SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.


EQUITY FUNDS 114 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2002

OFFICERS OF THE TRUST(1)

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUND AND LENGTH OF
SERVICE AS NORTHERN
FUNDS OFFICER                     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Lloyd A. Wennlund                 -  Senior Vice President and Director of Northern Trust Investments, Inc. since 2001;
Age 44                            -  Senior Vice President and other positions at The Northern Trust Company, President of
50 South LaSalle Street              Northern Trust Securities, Inc., and Managing Executive, Mutual Funds for Northern Trust
Chicago, IL 60675                    Global Investments since 1989.
President since 2000

Eric K. Schweitzer                -  Senior Vice President at Northern Trust Investments, Inc. since 2000 and Senior Vice President
Age 40                               at The Northern Trust Company and the Director of Distribution, Product Management and Client
50 South LaSalle Street              Services in the Mutual Fund Group of Northern Trust Global Investments since 2000;
Chicago, IL 60675                 -  Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.
Vice President since 2000

Brian Ovaert                      -  Senior Vice President and Department Head at The Northern Trust Company overseeing Fund
Age 40                               Accounting, Transfer Agent and Fund Administration functions, Division Manager of Fund
50 South LaSalle Street              Accounting, 1992-1998;
Chicago, IL 60675                 -  Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.
Treasurer since 2002

Brian R. Curran                   -  Vice President and Director of Fund Administration at PFPC Inc. since 1997;
Age 34                            -  Director of Fund Administration at State Street Bank & Trust Company from February 1997
4400 Computer Drive                  to October 1997;
Westborough, MA 01581             -  Senior Auditor at Price Waterhouse LLP (an accounting firm) prior thereto.
Vice President and Assistant
Treasurer since 1999

Stuart Schuldt                    -  Vice President, Fund Administration, The Northern Trust Company;
Age 40                            -  Vice President, Fund Accounting, Scudder Kemper (a mutual fund company), from 1993 to 1998;
50 South LaSalle Street           -  Audit Manager, Arthur Andersen & Co., (an accounting firm) prior thereto.
Chicago, IL 60675
Assistant Treasurer since 2002

Jeffrey A. Dalke, Esq.            -  Partner in the law firm of Drinker Biddle & Reath LLP.
Age 51
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 1993

Linda J. Hoard, Esq.              -  Vice President at PFPC Inc. since 1998;
Age 54                            -  Attorney Consultant for Fidelity Management & Research (a financial service company),
4400 Computer Drive                  Investors Bank & Trust Company (a financial service provider) and First Data Investors Services
Westborough, MA 01581                Group, Inc. prior thereto.
Assistant Secretary since 1999

(1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.


                                   NORTHERN FUNDS ANNUAL REPORT 115 EQUITY FUNDS

EQUITY FUNDS



    THIS PAGE INTENTIONALLY LEFT BLANK



EQUITY FUNDS 116 NORTHERN FUNDS ANNUAL REPORT

RISK/REWARD

  POTENTIAL

When building a sound Northern Funds investment strategy, you'll want to select a mix of equity, fixed income and money market funds that have return potential and an acceptable level of risk. For more information about Northern Funds, including management fees and expenses, call 800/595-9111 for a prospectus. Please read the prospectus carefully before investing.

NORTHERN FUNDS

[FAMILY WITH PONTOON PLANE]              HIGH        INTERNATIONAL EQUITIES & SECTOR FUNDS                           GROWTH
                                                     Global Communications Fund
Equity Funds Domestic and                            Technology Fund
international--offering you                          International Select Equity Fund
opportunities for capital and                        International Growth Equity Fund
appreciation and long-term
growth.

                                                     SMALL- & MEDIUM-CAPITALIZATION EQUITIES
                                                     Growth Opportunities Fund
                                                     Small Cap Growth Fund
                                                     Small Cap Value Fund
                                                     Small Cap Index Fund
                                                     Mid Cap Growth Fund

                                                     INCOME & LARGE-CAPITALIZATION EQUITIES
                                                     Select Equity Fund
                                                     Growth Equity Fund
                                                     Large Cap Value Fund
                                   RISK/REWARD       Stock Index Fund
                                   POTENTIAL         Income Equity Fund

[COUPLES AT OPERA]                                   LONGER-TERM, INTERNATIONAL & HIGH YIELD BONDS                   INCOME
                                                     High Yield Fixed Income Fund
FIXED INCOME FUNDS Taxable and                       High Yield Municipal Fund
tax-exempt -- providing you with                     Global Fixed Income Fund
the potential for current                            California Tax-Exempt Fund
income with both domestic and                        Arizona Tax-Exempt Fund
international choices.                               Tax-Exempt Fund
                                                     Fixed Income Fund

                                                     INTERMEDIATE-TERM BONDS
                                                     Florida Intermediate Tax-Exempt Fund
                                                     California Intermediate Tax-Exempt Fund
                                                     Intermediate Tax-Exempt Fund
                                                     Short-Intermediate U.S. Government Fund
                                                     U.S. Government Fund

[FAMILY HORSEBACK RIDING]                            MONEY MARKET SECURITIES                                         LIQUIDITY
                                                     California Municipal Money Market Fund
MONEY MARKETS FUNDS Helping you                      Municipal Money Market Fund
meet your cash management and                        U.S. Government Select Money Market Fund
short-term investment needs.                         U.S. Government Money Market Fund
                                           LOW       Money Market Fund

                                                     AN INVESTMENT IN THE MONEY MARKET FUNDS IS NOT
                                                     INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER
                                                     GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK TO
                                                     MAINTAIN A VALUE OF $1.00 PER SHARE, IT IS
                                                     POSSIBLE TO LOSE MONEY.

                                                                   EQTY ANR 5/02

     (C)2002 Northern Trust Corporation. Northern Funds Distributors, LLC, an independent third party.

                                                                    PRESORTED
                      50 South LaSalle Street                        STANDARD
                      P.O. Box 75986                               U.S. POSTAGE
                      Chicago, Illinois 60675-5986                     PAID
                      800/595-9111                                 CHICAGO, IL
                      northernfunds.com                           PERMIT NO. 941

[NORTHERN FUNDS LOGO]

[MANAGED BY NORTHERN TRUST LOGO]